     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2002


                                       SECURITIES ACT REGISTRATION NOS. 33-50476

                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-7064
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [ ]
                        PRE-EFFECTIVE AMENDMENT NO.                          [ ]

                        POST-EFFECTIVE AMENDMENT NO. 14                      [X]

                    AND/OR REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [ ]
                                AMENDMENT NO. 14                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                           THE TARGET PORTFOLIO TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-1495

                            GEORGE P. ATTISANO, ESQ.
                              100 MULBERRY STREET
                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

[X] immediately upon filing pursuant to paragraph (b)


[ ]                     pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of securities being registered............  Shares of beneficial interest, $.001 par value per share


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[PHOTO OF MOUNTAINS]
THE TA R G E T PORTFOLIO TRUST(R)

                                                                   PROSPECTUS
                                                               APRIL 30, 2002

                                          As with all mutual funds, the
                                          Securities and Exchange Commission
                                          (SEC) has not approved or
                                          disapproved the Trust's shares, nor
                                          has the SEC determined that this
                                          prospectus is complete or accurate.
                                          It is a criminal offense to state
                                          otherwise.

                                          [PRUDENTIAL FINANCIAL LOGO]


                                          Prudential Financial is a service
                                          mark of The Prudential Insurance
                                          Company of America, Newark, NJ, and
                                          its affiliates.

Table of Contents


1    Risk/Return Summary
1    Investment Objectives and Principal Strategies
8    Principal Risks
12   Evaluating Performance
23   Fees and Expenses

27   How the Portfolios Invest
27   Investment Policies
29   Other Investments and Strategies
34   Investment Risks

41   How the Trust is Managed
41   Board of Trustees
41   Manager
42   Advisers and Portfolio Managers
48   Distributor

49   Portfolio Distributions and Tax Issues
49   Distributions
50   Tax Issues
52   If You Sell or Exchange Your Shares

53   How to Buy, Sell and Exchange Shares of the Trust
53   Introduction
56   How to Buy Shares
59   How to Sell Your Shares
60   How to Exchange Your Shares

62   Financial Highlights

72   Appendix I -- Description of Security Ratings

75   Appendix II -- Exemptions

For More Information (Back Cover)


THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary

This section highlights key information about the investment portfolios (the Portfolios) of THE TARGET PORTFOLIO TRUST (the Trust). Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES


The following summarizes the investment objectives, principal strategies and principal risks of the Portfolios. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success.



    In cases where a Portfolio's name connotes a particular type of investment, the Portfolio generally will have a non-fundamental policy of investing a certain percentage of its "investable assets" in that type of investment. The term "investable assets" in this prospectus refers to a Portfolio's net assets plus any borrowings for investment purposes. A Portfolio's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.



    Each such Portfolio will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing a certain percentage of its investable assets in the type of investment suggested by its name.


EQUITY PORTFOLIOS

LARGE CAPITALIZATION GROWTH PORTFOLIO (THE LARGE CAP GROWTH PORTFOLIO)



The Portfolio's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase STOCKS OF LARGE COMPANIES we believe will experience earnings growth at a rate faster than that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). We normally invest at least 80% of the Portfolio's investable assets in common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase).


    PRINCIPAL RISKS:

    - market risk

    - style risk

Risk/Return Summary


LARGE CAPITALIZATION VALUE PORTFOLIO (THE LARGE CAP VALUE PORTFOLIO)



The Portfolio's investment objective is TOTAL RETURN consisting of CAPITAL APPRECIATION and DIVIDEND INCOME. This means that we seek investments that will increase in value as well as pay the Portfolio dividends. To achieve our objective, we invest in LARGE COMPANY STOCKS that we believe are undervalued, and have an above-average potential to increase in price, given the company's sales, earnings, book value, cash flow and recent performance. We normally invest at least 80% of the Portfolio's investable assets in common stocks and securities convertible into common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase) that we think will pay regular dividends.


    PRINCIPAL RISKS:

    - market risk

    - style risk


SMALL CAPITALIZATION GROWTH PORTFOLIO (THE SMALL CAP GROWTH PORTFOLIO)



The Portfolio's investment objective is MAXIMUM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in the STOCKS OF SMALL COMPANIES that we believe will experience earnings growth at a rate faster than that of the U.S. economy in general. We normally invest at least 80% of the Portfolio's investable assets in common stocks of companies with a total market capitalization of less than $2.5 billion (measured at the time of purchase). Because the Portfolio invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.


    PRINCIPAL RISKS:

    - market risk

    - style risk

    - small company risk


SMALL CAPITALIZATION VALUE PORTFOLIO (THE SMALL CAP VALUE PORTFOLIO)



The Portfolio's investment objective is ABOVE-AVERAGE CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in STOCKS OF SMALL COMPANIES that we believe are undervalued and have an above-average potential to increase in price, given


                                                                               2
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary


the company's sales, earnings, book value, cash flow and recent performance. We normally invest at least 80% of the Portfolio's investable assets in common stocks of companies with a total market capitalization of less than $2.5 billion (measured at the time of purchase). Because the Portfolio invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.


    PRINCIPAL RISKS:

    - market risk

    - style risk

    - small company risk

INTERNATIONAL EQUITY PORTFOLIO


The Portfolio's investment objective is CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve this objective, we purchase STOCKS OF FOREIGN COMPANIES. These companies may be based in developed as well as developing countries. We normally invest at least 80% of the Portfolio's investable assets in stocks of companies in at least three different foreign countries. For purposes of this policy, the Portfolio will invest in stocks of companies that are organized under the laws of a foreign country, companies that derive more than 50% of their revenues from activities in foreign countries, and companies that have at least 50% of their assets located abroad. The foreign securities held by the Portfolio normally will be denominated in foreign currencies, including the euro -- a multinational currency unit. The Portfolio may invest in large-, mid- or small-capitalization companies. To the extent the Portfolio invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.



    The Portfolio may also invest in AMERICAN DEPOSITARY RECEIPTS (ADRS), AMERICAN DEPOSITARY SHARES (ADSS), GLOBAL DEPOSITARY RECEIPTS (GDRS) and EUROPEAN DEPOSITARY RECEIPTS (EDRS). ADRs, ADSs, GDRs and EDRs are certificates -- usually issued by a bank or trust company -- that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

Risk/Return Summary

    PRINCIPAL RISKS:

    - market risk

    - style risk


    - small company risk


    - foreign market risk

    - currency risk

    - political developments


DEBT PORTFOLIOS

INTERNATIONAL BOND PORTFOLIO


The Portfolio's investment objective is HIGH TOTAL RETURN. This means that we seek investments that will increase in value as well as pay income. To achieve this objective, we invest primarily in HIGH GRADE FOREIGN DEBT OBLIGATIONS issued by foreign governments, their agencies and instrumentalities, foreign companies and financial institutions and by supranational organizations. We normally invest at least 80% of the Portfolio's investable assets in high grade foreign bonds of issuers in at least three foreign countries. These issuers may be in developed as well as developing countries. For purposes of this policy, foreign companies and financial institutions are those that are organized under the laws of a foreign country, those that derive more than 50% of their revenues from activities in foreign countries, and companies and financial institutions that have at least 50% of their assets located abroad.



    The debt obligations in which the Portfolio invests may include MORTGAGE-RELATED SECURITIES, including COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally invest at least 80% of the Portfolio's investable assets in debt obligations rated A or better by S&P, Moody's or another major rating service and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 20% of the Portfolio's total assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- rated at least B by S&P, Moody's or another major rating service and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The foreign debt obligations held by the Portfolio normally will be denominated in foreign currencies, including the euro -- a multinational currency unit. The Portfolio can also invest in debt obligations issued by the U.S. government and its agencies or by U.S. companies.


                                                                               4
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary


    The Portfolio is a NONDIVERSIFIED FUND that generally may invest a higher percentage of its assets in the securities of fewer issuers than a diversified fund. This could make the value of the Portfolio's shares more volatile than the shares of a diversified fund. In addition, economic, political or regulatory developments could have a greater impact on the Portfolio's share price than would be the case if the Portfolio were diversified among more issuers.



    The Portfolio may actively and frequently trade its portfolio securities.


    PRINCIPAL RISKS:

    - credit risk

    - interest rate risk

    - market risk

    - prepayment risk

    - active trading risk

    - foreign market risk

    - currency risk

    - political developments

    - nondiversification

TOTAL RETURN BOND PORTFOLIO


The Portfolio's investment objective is TOTAL RETURN consisting of CURRENT INCOME AND CAPITAL APPRECIATION. This means that we seek investments that will pay income as well as increase in value. To achieve this objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. companies, foreign COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Portfolio can invest up to 20% of its total assets in foreign debt obligations.



    The Portfolio invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Portfolio's assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. government). The mortgage-related securities in which the Portfolio may invest may include COLLATERALIZED MORTGAGE OBLIGATIONS, STRIPPED MORTGAGE-

Risk/Return Summary


BACKED SECURITIES and MULTI-CLASS PASS THROUGH SECURITIES. We may also invest in ASSET-BACKED SECURITIES. We may also use derivatives for hedging purposes or to improve the Portfolio's returns.



    We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We may also use derivatives for hedging purposes or to improve the Portfolio's returns. We normally invest at least 90% of the Portfolio's investable assets in "INVESTMENT GRADE" DEBT OBLIGATIONS -- rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service -- and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS ("JUNK BONDS") -- that are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities. The dollar-weighted average maturity of the Portfolio will be between four and fifteen years.


    PRINCIPAL RISKS:

    - credit risk

    - interest rate risk

    - market risk

    - prepayment risk

    - derivatives risk

    - active trading risk

    - foreign market risk

    - currency risk

    - political developments

INTERMEDIATE-TERM BOND PORTFOLIO


The Portfolio's investment objective is CURRENT INCOME and REASONABLE
STABILITY OF PRINCIPAL. This means that we seek investments that we think will pay dividends and other income, while attempting to reduce volatility. To achieve this objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as DEBT OBLIGATIONS ISSUED BY U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS. The Portfolio may invest up to 20% of its assets in foreign debt obligations. The Portfolio may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S.


                                                                               6
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary


government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We may also use derivatives for hedging purposes or to improve the Portfolio's returns. We normally invest at least 90% of the Portfolio's investable assets in "INVESTMENT GRADE" DEBT OBLIGATIONS -- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Portfolio's assets in HIGH YIELD DEBT OBLIGATIONS ("JUNK BONDS") that are rated at least B by S&P, Moody's or another major rating service, and unrated bonds that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities. The dollar-weighted average maturity of the Portfolio will be between three and ten years.


    PRINCIPAL RISKS:

    - credit risk

    - interest rate risk

    - market risk

    - prepayment risk

    - derivatives risk

    - active trading risk

    - foreign market risk

    - currency risk

    - political developments

MORTGAGE BACKED SECURITIES PORTFOLIO


The Portfolio's primary investment objective is HIGH CURRENT INCOME and its secondary investment objective is CAPITAL APPRECIATION, each to the extent consistent with the PROTECTION OF CAPITAL. This means we seek investments that will pay income and also increase in value, while attempting to reduce volatility. To achieve these objectives, we normally invest at least 80% of the Portfolio's investable assets in MORTGAGE-BACKED DEBT SECURITIES. These securities will usually be mortgage-related securities issued or guaranteed by U.S. governmental agencies. However, we may invest up to 25% of the

Risk/Return Summary


Portfolio's total assets in privately issued mortgage-related securities (which are not guaranteed by the U.S. government). Our investments in mortgage-related securities may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally purchase debt obligations that are rated at least A by Moody's or S&P, or the equivalent by another major rating service, and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities.


    PRINCIPAL RISKS:

    - credit risk

    - interest rate risk

    - market risk

    - prepayment risk

    - active trading risk

U.S. GOVERNMENT MONEY MARKET PORTFOLIO


The Portfolio's investment objective is MAXIMUM CURRENT INCOME consistent with the maintenance of LIQUIDITY and the PRESERVATION OF CAPITAL. To achieve this objective, we invest primarily in SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT that mature in 13 months or less and REPURCHASE AGREEMENTS relating to these securities. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee that we will be successful. So far, the Portfolio's net asset value per share has never deviated from $1.


    PRINCIPAL RISKS:

    - credit risk

    - interest rate risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

                                                                               8
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary

EQUITY PORTFOLIOS

MARKET RISK. Since these Portfolios invest primarily in COMMON STOCKS, there is the risk that the price of a particular stock owned by a Portfolio could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

    STYLE RISK. Since some of the Portfolios follow either a growth or value investment style, there is the risk that a particular style may be out of favor for a period of time.


    SMALL COMPANY RISK. The SMALL CAP GROWTH and SMALL CAP VALUE PORTFOLIOS invest primarily in stocks of smaller companies with a market capitalization of under $2.5 billion. The INTERNATIONAL EQUITY PORTFOLIO also may invest in small companies. These companies usually offer a smaller range of products and services than larger companies. They also may have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.


    INVESTMENTS IN FOREIGN SECURITIES. The INTERNATIONAL EQUITY PORTFOLIO invests primarily in STOCKS OF FOREIGN COMPANIES. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.


DEBT PORTFOLIOS


CREDIT RISK. The debt obligations in which the Portfolios invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. The INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may invest in BELOW-INVESTMENT GRADE SECURITIES -- also known as "JUNK BONDS" -- which have a higher risk of default and tend to be less liquid than higher-rated securities.

    INTEREST RATE RISK. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of

Risk/Return Summary

interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and a Portfolio's net asset value (or share price) generally move in opposite directions from interest rates.

    Although investments in mutual funds involve risk, investments in money market funds like the U.S. GOVERNMENT MONEY MARKET PORTFOLIO are generally less risky than investments in other types of funds. This is because the Portfolio may only invest in high quality securities, limits the average maturity of its portfolio to 90 days or less, and limits its ability to invest in any particular security to those that mature in 13 months or less. For purposes of satisfying the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Portfolio can demand repayment of the security. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

    MARKET RISK. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

    PREPAYMENT RISK. The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may invest in MORTGAGE-RELATED SECURITIES and ASSET-BACKED SECURITIES, which are subject to prepayment risk. If these securities are prepaid, a Portfolio may have to replace them with lower-yielding securities. STRIPPED MORTGAGE-BACKED SECURITIES are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

    DERIVATIVES RISK. The TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may use derivatives as a principal investment strategy to improve their returns or to protect their assets, including using options and futures. Derivatives may not fully offset the underlying positions and this could result in losses to a Portfolio that would not otherwise have occurred.

    ACTIVE TRADING RISK. The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS actively and frequently trade their portfolio securities. High portfolio turnover results in higher transaction costs and can affect a Portfolio's performance and have adverse tax consequences.

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

Risk/Return Summary

    INVESTMENTS IN FOREIGN SECURITIES. The INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may also invest in DEBT OBLIGATIONS OF FOREIGN ISSUERS. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.


INVESTMENTS IN FOREIGN SECURITIES


The INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS may invest in FOREIGN SECURITIES. Investing in foreign securities involves more risk than investing in securities of U.S. issuers.

    FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

    CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.

    POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of a Portfolio's foreign securities.

                                       * * *

    For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

    An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk/Return Summary

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how a Portfolio performs. The following bar charts show each Portfolio's performance for each full calendar year of operation. The bar charts and tables below demonstrate the risk of investing in the Portfolios by showing how returns can change from year to year and by showing how each Portfolio's average annual total returns compare with those of a broad measure of market performance and/or a group of similar mutual funds. The returns of market indexes and mutual fund peer groups, which do not include the effect of any sales charges, operating expenses similar to those of a mutual fund or taxes, would be lower if the returns included the effect of these factors.



     Each Portfolio's annual returns and yield (where applicable) reflect Portfolio expenses, but do not reflect the expense of the TARGET Program fee. If this fee was reflected, returns would be less than those shown.



     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).



     Past performance (before and after taxes) does not mean that a Portfolio will achieve similar results in the future.



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Risk/Return Summary


LARGE CAP GROWTH PORTFOLIO



 ANNUAL RETURNS
[BAR GRAPH - NUMBERS ARE PERCENTAGES]

                                                                            ANNUAL RETURNS
                                                                            --------------
1994                                                                             -0.68
1995                                                                             25.76
1996                                                                             21.09
1997                                                                             20.77
1998                                                                             44.22
1999                                                                             55.37
2000                                                                             -3.37
2001                                                                            -30.32


 BEST QUARTER: 33.06% (4th quarter of 1998) WORST QUARTER: -26.20% (3rd quarter of 2001)



 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-2001)(1)



                                                                        SINCE INCEPTION
                                               1 YR          5 YRS          (1-5-93)
 Return Before Taxes                          -31.36%         11.07%         10.21%
 Return After Taxes on Distributions          -31.38%          9.24%          8.62%
 Return After Taxes on Distributions and
   Sale of Portfolio Shares                   -19.50%          8.76%          7.96%



 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



 S&P 500(2)                                   -11.88%         10.70%         13.54%
 Russell 1000 Growth Index(3)                 -20.42%          8.29%         11.45%
 Lipper Average(4)                            -22.94%          8.15%         10.09%



1 The Portfolio's average annual total returns take into account the TARGET
  Program fee of 1.50% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.25%.



2 The S&P 500 -- an unmanaged index of 500 stocks of large U.S.
  companies -- gives a broad look at how stock prices have performed. Source:
  Lipper Inc.



3 The Russell 1000 Growth Index contains those securities in the Russell 1000
  Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. Source: Lipper Inc.



4 The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds category. Source: Lipper Inc.

Risk/Return Summary


LARGE CAP VALUE PORTFOLIO




 ANNUAL RETURNS

[BAR GRAPH - NUMBERS ARE PERCENTAGES]

                                                                            ANNUAL RETURNS
                                                                            --------------
1994                                                                              2.18
1995                                                                             32.08
1996                                                                             19.17
1997                                                                             29.80
1998                                                                             10.25
1999                                                                             -4.37
2000                                                                              8.22
2001                                                                              1.21


 BEST QUARTER: 14.53% (2nd quarter of 1997) WORST QUARTER: -12.46% (3rd quarter of 1999)



 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-2001)(1)



                                                                         SINCE INCEPTION
                                                1 YR          5 YRS          (1-5-93)
 Return Before Taxes                             -.30%          6.81%          8.91%
 Return After Taxes on Distributions            -1.24%          4.15%          6.63%
 Return After Taxes on Distributions and Sale
   of Portfolio Shares                           -.64%          4.69%          6.40%



 INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)



 S&P 500(2)                                   -11.88%         10.70%         13.54%
 Russell 1000 Value Index(3)                   -5.59%         11.13%         14.19%
 Lipper Average(4)                             -1.78%         10.51%         13.14%



1 The Portfolio's average annual total returns take into account the TARGET
  Program fee of 1.50% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.25%.



2 The S&P 500 -- an unmanaged index of 500 stocks of large U.S.
  companies -- gives a broad look at how stock prices have performed. Source:
  Lipper Inc.



3 The Russell 1000 Value Index contains those securities in the Russell 1000
  Index with a below-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Source: Lipper Inc.



4 The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Value Funds category. Source: Lipper Inc.


                                                                              14
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary


SMALL CAP GROWTH PORTFOLIO




 ANNUAL RETURNS

[BAR GRAPH - NUMBERS ARE PERCENTAGES]

                                                                            ANNUAL RETURNS
                                                                            --------------
1994                                                                             -2.19
1995                                                                             24.62
1996                                                                             18.88
1997                                                                             20.85
1998                                                                              2.55
1999                                                                             29.20
2000                                                                              1.83
2001                                                                            -19.33


 BEST QUARTER: 23.17% (4th quarter of 1999) WORST QUARTER: -26.57% (3rd quarter of 2001)


 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-2001)(1)



                                                                        SINCE INCEPTION
                                               1 YR          5 YRS          (1-5-93)
 Return Before Taxes                          -20.53%          4.06%          7.87%
 Return After Taxes on Distributions          -20.53%          0.62%          5.38%
 Return After Taxes on Distributions and
   Sale of Portfolio Shares                   -12.97%          2.32%          5.71%



 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



 Russell 2000(2)                               -3.02%         10.31%         10.77%
 Russell 2000 Growth Index(3)                 -22.43%          7.14%          7.13%
 Lipper Average(4)                             -4.95%         14.40%         11.24%



1 The Portfolio's average annual total returns take into account the TARGET
  Program fee of 1.50% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.25%.



2 The Russell 2000 Index -- an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index -- gives a broad look at how the stock prices of smaller companies have performed. Source:
  Lipper Inc.



3 The Russell 2000 Growth Index contains those securities in the Russell 2000
  Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. Source: Lipper Inc.



4 The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Growth Funds category. Source: Lipper Inc.

Risk/Return Summary


SMALL CAP VALUE PORTFOLIO



 ANNUAL RETURNS
[BAR GRAPH - NUMBERS ARE PERCENTAGES]

                                                                            ANNUAL RETURNS
                                                                            --------------
1994                                                                            -11.03
1995                                                                             19.21
1996                                                                             21.75
1997                                                                             29.98
1998                                                                             -6.62
1999                                                                              1.39
2000                                                                             23.91
2001                                                                             17.23


 BEST QUARTER: 18.39% (2nd quarter of 1999) WORST QUARTER: -20.07% (3rd quarter of 1998)



 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-2001)(1)



                                                                        SINCE INCEPTION
                                               1 YR          5 YRS          (1-5-93)
 Return Before Taxes                           15.48%         10.64%         11.50%
 Return After Taxes on Distributions()         11.81%          8.09%          9.51%
 Return After Taxes on Distributions and
   Sale of Portfolio Shares()                  10.13%          7.52%          8.57%



 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



 Russell 2000(2)                                2.49%          7.52%         10.77%
 Russell 2000 Value Index(3)                   14.02%         11.21%         13.65%
 Lipper Average(4)                             16.39%         11.45%         12.61%



1 The Portfolio's average annual total returns take into account the TARGET
  Program fee of 1.50% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.25%.



2 The Russell 2000 Index -- an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index -- gives a broad look at how the stock prices of smaller companies have performed. Source:
  Lipper Inc.



3 The Russell 2000 Value Index contains those securities in the Russell 2000
  Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Source: Lipper Inc.



4 The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Value Funds category. Source: Lipper Inc.


                                                                              16
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary

INTERNATIONAL EQUITY PORTFOLIO


 ANNUAL RETURNS
[BAR GRAPH - NUMBERS ARE PERCENTAGES]

                                                                            ANNUAL RETURNS
                                                                            --------------
1994                                                                              0.18
1995                                                                             15.38
1996                                                                             15.25
1997                                                                             10.60
1998                                                                             15.49
1999                                                                             23.30
2000                                                                             -9.42
2001                                                                            -24.56


 BEST QUARTER: 18.03% (4th quarter of 1998) WORST QUARTER: -17.53% (3rd quarter of 1998)


 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-2001)(1)



                                                                        SINCE INCEPTION
                                               1 YR          5 YRS          (1-5-93)
 Return Before Taxes                          -25.69%         -0.03%          5.79%
 Return After Taxes on Distributions()        -25.84%         -2.39%          3.60%
 Return After Taxes on Distributions and
   Sale of Portfolio Shares()                 -15.90%         -0.54%          3.94%



 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



 MSCI EAFE Index(2)                           -21.44%         0.89%           6.49%
 Lipper Average(3)                            -21.71%         1.94%           6.17%



1 The Portfolio's average annual total returns take into account the TARGET
  Program fee of 1.50% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.25%.



2 The Morgan Stanley Capital International (MSCI) EAFE Index -- a weighted, unmanaged index that reflects stock price movements in Europe, Australasia and the Far East -- gives a broad look at how foreign stocks have performed.
  Source: Lipper Inc.



3 The Lipper Average is based on the average return of all mutual funds in the Lipper International Funds category. Source: Lipper Inc.

Risk/Return Summary

INTERNATIONAL BOND PORTFOLIO



 ANNUAL RETURNS

[BAR GRAPH - NUMBERS ARE PERCENTAGES]

                                                                            ANNUAL RETURNS
                                                                            --------------
1995                                                                             14.66
1996                                                                              4.45
1997                                                                             -5.73
1998                                                                              8.55
1999                                                                             -5.88
2000                                                                             -1.34
2001                                                                             -5.73


 BEST QUARTER: 11.74% (1st quarter of 1995) WORST QUARTER: -6.23% (3rd quarter of 2000)



 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-2001)(1)



                                                                         SINCE INCEPTION
                                                1 YR          5 YRS         (5-17-94)
 Return Before Taxes                            -6.67%         -3.15%          0.02%
 Return After Taxes on Distributions            -6.67%         -3.83%         -1.37%
 Return After Taxes on Distributions
   and Sale of Portfolio Shares                 -3.65%         -2.51%         -0.51%



 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



 WB Index(2)                                    -3.54%          0.11%          3.62%
 Lipper Average(3)                               0.66%          2.00%          4.59%



1 The Portfolio's average annual total returns take into account the TARGET
  Program fee of 1.00% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.35%.



2 The Salomon Smith Barney Non-U.S. World Government Bond Index (WB Index) -- an unmanaged index of approximately 600 high quality bonds issued in several different currencies -- gives a broad look at how foreign bonds have performed. Source: Lipper Inc.



3 The Lipper Average is based on the average return of all mutual funds in the Lipper International Income Funds category. Source: Lipper Inc.


                                                                              18
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary

TOTAL RETURN BOND PORTFOLIO



 ANNUAL RETURNS

[BAR GRAPH - Numbers are Percentages]

                                                                            ANNUAL RETURNS
                                                                            --------------
1994                                                                             -3.54
1995                                                                             19.63
1996                                                                              5.02
1997                                                                              9.23
1998                                                                              8.28
1999                                                                             -0.67
2000                                                                             11.30
2001                                                                              7.97


 BEST QUARTER: 6.32% (2nd quarter of 1995) WORST QUARTER: -3.35% (1st quarter of
 1994)



 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-2001)(1)



                                                                          SINCE INCEPTION
                                                 1 YR          5 YRS          (1-5-93)
 Return Before Taxes                              6.89%         6.07%           6.24%
 Return After Taxes on Distributions              4.39%         3.32%           3.45%
 Return After Taxes on Distributions and Sale
   of Portfolio Shares                            3.82%         3.27%           3.36%



 INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)



 LGCI(2)                                          8.44%         7.43%           7.24%
 Lipper Average(3)                                7.41%         5.91%           7.07%



1 The Portfolio's average annual total returns take into account the TARGET
  Program fee of 1.00% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.35%.



2 The Lehman Government/Corporate Index (LGCI) -- an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years -- gives a broad look at how bonds have performed. Source: Lipper Inc.



3 The Lipper Average is based on the average return of all mutual funds in the Lipper Corporate Debt BBB Funds category. Source: Lipper Inc.

Risk/Return Summary

INTERMEDIATE-TERM BOND PORTFOLIO



 ANNUAL RETURNS

[BAR GRAPH - NUMBERS ARE PERCENTAGES]

                                                                            ANNUAL RETURNS
                                                                            --------------
1994                                                                             -2.23
1995                                                                             16.87
1996                                                                              5.22
1997                                                                              8.57
1998                                                                              7.09
1999                                                                              1.30
2000                                                                             10.10
2001                                                                              8.19


 BEST QUARTER: 5.79% (2nd quarter of 1995) WORST QUARTER: -.98% (1st quarter of
 1996)



 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-2001)(1)



                                                                         SINCE INCEPTION
                                                1 YR          5 YRS          (1-5-93)
 Return Before Taxes                             7.11%          5.94%          5.98%
 Return After Taxes on Distributions             4.00%          3.13%          3.23%
 Return After Taxes on Distributions and Sale
   of Portfolio Shares                           4.01%          3.15%          3.19%



 INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)



 LIGC(2)                                         8.96%          7.10%          6.77%
 Lipper Average(3)                               7.59%          6.44%          6.48%



1 The Portfolio's average annual total returns take into account the TARGET
  Program fee of 1.00% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.35%.



2 The Lehman Intermediate Government/Corporate Index (LIGC) -- an unmanaged index of publicly traded U.S. government bonds and investment grade corporate bonds with maturities of up to 10 years -- gives a broad look at how intermediate-term bonds have performed. Source: Lipper Inc.



3 The Lipper Average is based on the average return of all mutual funds in the Lipper Intermediate Investment-Grade Debt Funds category. Source: Lipper Inc.


                                                                              20
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary

MORTGAGE BACKED SECURITIES PORTFOLIO



 ANNUAL RETURNS

[BAR CHART - NUMBERS ARE PERCENTAGES]

                                                                            ANNUAL RETURNS
                                                                            --------------
1994                                                                             -0.51
1995                                                                             16.18
1996                                                                              5.56
1997                                                                              8.82
1998                                                                              6.37
1999                                                                              1.54
2000                                                                             10.35
2001                                                                              7.79


 BEST QUARTER: 4.71% (1st quarter of 1995) WORST QUARTER: -1.67% (1st quarter of
 1994)



 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-2001)(1)



                                                                         SINCE INCEPTION
                                                1 YR          5 YRS          (1-5-93)
 Return Before Taxes                             6.72%          5.86%          6.06%
 Return After Taxes on Distributions             4.14%          3.22%          3.28%
 Return After Taxes on Distributions and Sale
   of Portfolio Shares                           3.64%          3.13%          3.19%



 INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)



 SSB MBS Index(2)                                8.20%          7.47%          7.22%
 LB MBS Index(3)                                 8.22%          7.49%          7.20%
 Lipper Average(4)                               7.58%          6.54%          6.22%



1 The Portfolio's average annual total returns take into account the TARGET
  Program fee of 1.00% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.35%.



2 The Salomon Smith Barney Mortgage Backed Security Index (Mortgage Index) -- an unmanaged index of 30- and 15-year mortgage-related securities issued by U.S. Government agencies -- gives a broad look at how mortgage-backed securities have performed. Source: Bloomberg, L.P.



3 The Lehman Brothers Mortgage Backed Securities Index (LB MBS Index) is a market capitalization-weighted index of 15-year and 30-year fixed-rate securities backed by GNMA, FNMA and FHMLC mortgage pools and balloon mortgages with fixed-rate coupons. Source: Bloomberg, L.P.



4 The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Mortgage Funds category. Source: Lipper Inc.

Risk/Return Summary

U.S. GOVERNMENT MONEY MARKET PORTFOLIO


 ANNUAL RETURNS
[BAR GRAPH - NUMBERS ARE PERCENTAGES]

                                                                            ANNUAL RETURNS
                                                                            --------------
1994                                                                             3.79
1995                                                                             5.25
1996                                                                             4.53
1997                                                                             4.95
1998                                                                             4.88
1999                                                                             4.67
2000                                                                             5.87
2001                                                                             3.77


 BEST QUARTER: 1.65% (4th quarter of 2000) WORST QUARTER: .56% (4th quarter of
 2001)



 AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-2001)(1)



                                                                         SINCE INCEPTION
                                                1 YR          5 YRS          (1-5-93)
 Return Before Taxes                             3.77%          4.82%          4.49%
 Return After Taxes on Distributions()           2.28%          2.89%          2.69%
 Return After Taxes on Distributions and Sale
   of Portfolio Shares()                         2.28%          2.89%          2.69%



 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



 Lipper Average(2)                               3.50%          4.74%          4.46%



 7-DAY YIELD(1) (AS OF 12-31-2001)



 U.S. Government Money Market Portfolio          1.30%
 iMoneyNet, Inc. Average(3)                      1.47%



1 The Portfolio's average annual total returns take into account the TARGET
  Program fee of 1.00% for non-Plan accounts. For Plan accounts the TARGET Program fee is 1.35%.



2 The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Government Money Funds category. Source: Lipper Inc.



3 The iMoneyNet, Inc. Average is based upon the average yield of all mutual funds in the iMoneyNet, Inc. All Taxable Money Market Fund category. Source: iMoneyNet, Inc.


                                                                              22
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary

FEES AND EXPENSES


These tables show the sales charges, fees and expenses that you may pay if you buy and hold the shares of a Portfolio.


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


                                              EQUITY PORTFOLIOS          DEBT PORTFOLIOS
 Maximum sales charge (load) imposed on            None                      None
   purchases (as a percentage of offering
   price)
 Maximum deferred sales charge (load) (as a        None                      None
   percentage of the lower of original
   purchase price or sale proceeds)

 Maximum sales charge (load) imposed on            None                      None
   reinvested dividends and other
   distributions
 Redemption fees                                   None                      None

 Exchange fee                                      None                      None
 Maximum annual Target Program fee(1)         1.25%/1.50%(2)             1.35%/1.00%(3)



1 The TARGET Program fee only applies to TARGET Program participants.



2 For Equity Portfolios, the maximum TARGET Program fee is 1.25% for investors who invest in the Portfolios through an IRA or a qualified employee benefit plan (together, Plan investors). The maximum TARGET Program fee is 1.50% for non-Plan investors.



3 For Debt Portfolios, the maximum TARGET Program fee is 1.35% for Plan investors and is 1.00% for non-Plan investors.

Risk/Return Summary

EQUITY PORTFOLIOS


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)


 LARGE CAP GROWTH PORTFOLIO
 Management fees                                .60%
 + Distribution and service (12b-1) fees        None
 + Other expenses                               .15%
 = TOTAL ANNUAL FUND OPERATING EXPENSES         .75%
 LARGE CAP VALUE PORTFOLIO
 Management fees                                .60%
 + Distribution and service (12b-1) fees        None
 + Other expenses                               .16%
 = TOTAL ANNUAL FUND OPERATING EXPENSES         .76%
 SMALL CAP GROWTH PORTFOLIO
 Management fees                                .60%
 + Distribution and service (12b-1) fees        None
 + Other expenses                               .28%
 = TOTAL ANNUAL FUND OPERATING EXPENSES         .88%
 SMALL CAP VALUE PORTFOLIO
 Management fees                                .60%
 + Distribution and service (12b-1) fees        None
 + Other expenses                               .27%
 = TOTAL ANNUAL FUND OPERATING EXPENSES         .87%
 INTERNATIONAL EQUITY PORTFOLIO
 Management fees                                .70%
 + Distribution and service (12b-1) fees        None
 + Other expenses                               .31%
 = TOTAL ANNUAL FUND OPERATING EXPENSES        1.01%


                                                                              24
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Risk/Return Summary


DEBT PORTFOLIOS



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)


 INTERNATIONAL BOND PORTFOLIO
 Management fees                                .50%
 + Distribution and service (12b-1) fees        None
 + Other expenses                              1.33%
 = TOTAL ANNUAL FUND OPERATING EXPENSES        1.83%
 TOTAL RETURN BOND PORTFOLIO
 Management fees                                .45%
 + Distribution and service (12b-1) fees        None
 + Other expenses                               .33%
 = TOTAL ANNUAL FUND OPERATING EXPENSES         .78%
 INTERMEDIATE-TERM BOND PORTFOLIO
 Management fees                                .45%
 + Distribution and service (12b-1) fees        None
 + Other expenses                               .21%
 = TOTAL ANNUAL FUND OPERATING EXPENSES         .66%
 MORTGAGE BACKED SECURITIES PORTFOLIO
 Management fees                                .45%
 + Distribution and service (12b-1) fees        None
 + Other expenses                               .39%
 = TOTAL ANNUAL FUND OPERATING EXPENSES         .84%
 U.S. GOVERNMENT MONEY MARKET PORTFOLIO
 Management fees                                .25%
 + Distribution and service (12b-1) fees        None
 + Other expenses                               .26%
 = TOTAL ANNUAL FUND OPERATING EXPENSES         .51%

Risk/Return Summary

FEES AND EXPENSES EXAMPLE

This example will help you compare the fees and expenses of the Portfolios and the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                           1 YR     3 YRS     5 YRS     10 YRS
 LARGE CAP GROWTH PORTFOLIO                $76      $239      $416      $  928
 LARGE CAP VALUE PORTFOLIO                 $78      $243      $422      $  942
 SMALL CAP GROWTH PORTFOLIO                $90      $281      $488      $1,084
 SMALL CAP VALUE PORTFOLIO                 $89      $278      $482      $1,073
 INTERNATIONAL EQUITY PORTFOLIO            $103     $323      $560      $1,241
 INTERNATIONAL BOND PORTFOLIO              $186     $576      $990      $2,148
 TOTAL RETURN BOND PORTFOLIO               $80      $249      $433      $  966
 INTERMEDIATE-TERM BOND PORTFOLIO          $67      $211      $368      $  822
 MORTGAGE BACKED SECURITIES PORTFOLIO      $86      $268      $466      $1,037
 U.S. GOVERNMENT MONEY MARKET PORTFOLIO    $52      $164      $285      $  640


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How the Portfolios Invest

INVESTMENT POLICIES

EQUITY PORTFOLIOS

LARGE CAP GROWTH AND SMALL CAP GROWTH PORTFOLIOS



When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, including the company's historical profitability, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities.



LARGE CAP VALUE, SMALL CAP VALUE AND INTERNATIONAL EQUITY PORTFOLIOS



We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued.



DEBT PORTFOLIOS



INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND AND MORTGAGE BACKED SECURITIES PORTFOLIOS



In choosing portfolio securities, we consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. We also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit and consider factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.


U.S. GOVERNMENT MONEY MARKET PORTFOLIO


We seek income-producing investments with the credit quality and liquidity to preserve the value of the Portfolio's shares. Because we seek to maintain the value of the Portfolio's shares at $1, we manage the Portfolio to comply with specific regulations designed for money market funds.


MORTGAGE-RELATED SECURITIES

The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each invest in MORTGAGE-
RELATED SECURITIES issued or guaranteed by U.S. governmental entities or private

How the Portfolios Invest

issuers. In addition, the INTERNATIONAL BOND PORTFOLIO may invest in mortgage-related securities issued or guaranteed by foreign governmental entities.
These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. government or its agencies include FNMAs, GNMAs and debt securities issued or guaranteed by the U.S. government and government-related entities. The U.S. government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

    Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

    The values of mortgage-backed securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

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How the Portfolios Invest

ASSET-BACKED SECURITIES


The INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may each invest in ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mort-gage-related securities, asset-backed securities are usually not collateralized.


ADDITIONAL INFORMATION ON INVESTMENTS AND RISKS

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Portfolios, Their Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

    Although we make every effort to achieve each Portfolio's objective, we can't guarantee success. Each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies described above, we may also use the following investment strategies to try to increase the Portfolios' returns or protect their assets if market conditions warrant.

TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Portfolio's assets in money market instruments or U.S. government securities. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve a Portfolio's assets when the markets are unstable.


     MONEY MARKET INSTRUMENTS. Each Portfolio may invest in high quality MONEY MARKET INSTRUMENTS for cash management purposes. Money mar-ket instruments include the commercial paper of U.S. and foreign corpo-rations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. The U.S. GOVERNMENT MONEY MARKET PORTFOLIO will normally limit its investments in these instruments to securities issued or guaranteed by the U.S. government or its agencies.

How the Portfolios Invest


    All Portfolios, except the International Bond Portfolio, will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. The INTERNATIONAL BOND PORTFOLIO will only purchase money market instruments in the highest short-term quality rating of a major rating service. The Portfolios may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above.


    U.S. GOVERNMENT SECURITIES. The Portfolios may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. government.

    The Portfolios may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and the Student Loan Marketing Association (SLMA), are not backed by the full faith and credit of the U.S. government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

    The U.S. government sometimes "strips" its debt obligations into their component parts: the U.S. government's obligation to make interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Portfolio may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

DEBT OBLIGATIONS


In addition to their principal investments, the LARGE CAP VALUE, SMALL CAP VALUE and INTERNATIONAL EQUITY PORTFOLIOS may invest in debt obligations for their appreciation potential. These Portfolios may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by

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

How the Portfolios Invest


Moody's or the equivalent by another major rating service. The Large Cap Value and Small Cap Value Portfolios may also invest in asset-backed securities from time to time. See "Asset-Backed Securities" above.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The TOTAL RETURN BOND, INTERMEDIATE-TERM BOND, MORTGAGE BACKED SECURITIES and INTERNATIONAL BOND PORTFOLIOS may each enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. When a Portfolio enters into a reverse repurchase agreement, the Portfolio borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

    When a Portfolio enters into a dollar roll, the Portfolio sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Portfolio is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

LEVERAGE

The TOTAL RETURN BOND, INTERMEDIATE-TERM BOND, MORTGAGE BACKED SECURITIES and INTERNATIONAL BOND PORTFOLIOS may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If a Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged.

SHORT SALES

The MORTGAGE BACKED SECURITIES PORTFOLIO may make SHORT SALES of a security. This means that the Portfolio may sell a security that it does not own when we think the value of the security will decline. The Portfolio generally borrows the security to deliver to the buyer in a short sale. The Portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. The Portfolio may also make SHORT SALES "AGAINST THE BOX." In a short sale against the

How the Portfolios Invest

box, at the time of sale, the Portfolio owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Portfolio gives up the opportunity for capital appreciation in the security.

REPURCHASE AGREEMENTS

The Portfolios may each use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Portfolio and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by a Portfolio to the other party that creates a fixed return for the Portfolio. Repurchase agreements are used for cash management purposes.

CONVERTIBLE SECURITIES

Each Portfolio other than the U.S. Government Money Market Portfolio may also invest in CONVERTIBLE SECURITIES. These are securities -- like bonds, corporate notes and preferred stock -- that we can convert into the company's common stock or some other equity security.

DERIVATIVE STRATEGIES


Each of the INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may use various derivative strategies to try to improve its returns. They may use hedging strategies to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. The derivatives in which these Portfolios may invest include FUTURES, OPTIONS AND OPTIONS ON FUTURES. In addition, each of these Portfolios, except the Mortgage Backed Securities Portfolio, may enter into FOREIGN CURRENCY EXCHANGE CONTRACTS and purchase COMMERCIAL PAPER THAT IS INDEXED TO FOREIGN CURRENCY EXCHANGE RATES. Because the International Equity and International Bond Portfolios invest a large percentage of their assets in securities denominated in foreign currencies, we may use "CURRENCY HEDGES" to help protect the Portfolios' net asset values (NAVs) from declining if a particular foreign currency were to decrease in value against the U.S. dollar.


    Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in

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

How the Portfolios Invest

deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match a Portfolio's underlying holdings and this could result in losses to the Portfolio that would not otherwise have occurred. For more information about these strategies, see the SAI, "Description of the Portfolios, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."


    OPTIONS. Each of the INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may purchase and sell put and call OPTIONS on securities and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. government securities. The Portfolios will sell only covered options.



    FUTURES CONTRACTS AND RELATED OPTIONS; FOREIGN CURRENCY FORWARD CONTRACTS. Each of the INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may purchase and sell financial FUTURES CONTRACTS AND RELATED OPTIONS on debt securities, aggregates of debt securities, currencies, financial indexes or U.S. government securities. A futures contract is an agreement to buy or sell a set quantity of underlying product at a future date or to make or receive a cash payment based on the value of a securities index. Each of the INTERNATIONAL EQUITY, INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS also may enter into FOREIGN CURRENCY FORWARD CONTRACTS to protect the value of its assets against future changes in the level of foreign currency exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


    For more information on these strategies, see the SAI "Description of the Portfolios, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Portfolios may also use additional strategies, such as purchasing debt securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When a Portfolio makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Portfolio does not earn interest income until the date the debt obligations are delivered.

How the Portfolios Invest


    Each of the INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, a Portfolio and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a Portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.



    The Portfolios also follow certain policies when they BORROW MONEY (each of the INTERNATIONAL BOND, TOTAL RETURN BOND, INTERMEDIATE-TERM BOND and MORTGAGE BACKED SECURITIES PORTFOLIOS may borrow up to 33 1/3% of the value of its total assets, while each other Portfolio may borrow up to 20% of the value of its total assets); and HOLD ILLIQUID SECURITIES (each Portfolio, except the U.S. GOVERNMENT MONEY MARKET PORTFOLIO, may hold up to 15% of its net assets, and the U.S. GOVERNMENT MONEY MARKET PORTFOLIO may hold up to 10% of its net assets, in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).


    Each Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER


    As a result of the strategies described above, the SMALL CAP GROWTH, SMALL CAP VALUE, INTERNATIONAL BOND, TOTAL RETURN BOND and INTERMEDIATE-TERM BOND PORTFOLIOS had annual portfolio turnover rates of over 100% during the fiscal year ended December 31, 2001. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher transaction costs and can affect a Portfolio's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.


INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Portfolios is no exception. Since a Portfolio's holdings can vary significantly from broad market indexes, performance of that Portfolio can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Portfolios' principal strategies and certain of the Portfolios' non-principal


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

How the Portfolios Invest


strategies. Unless otherwise noted, a Portfolio's ability to engage in a particular type of investment is expressed as a percentage of total assets. See "Description of the Portfolios, Their Investments and Risks" in the SAI.



INVESTMENT TYPE
% OF PORTFOLIO'S ASSETS      RISKS                          POTENTIAL REWARDS
COMMON STOCKS                - Individual stocks could      - Historically, stocks
                             lose value                     have outperformed other
Large Cap Growth,                                             investments over the
Large Cap Value,             - The equity markets             long term
Small Cap Growth,            could go down, resulting
Small Cap Value and            in a decline in value        - Generally, economic
International                  of a Portfolio's               growth means higher
Equity Portfolios              investments                    corporate profits,
At least 80% of                                               which leads to an
investable assets            - Companies that pay             increase in stock
                             dividends may not do so          prices, known as
                               if they don't have             capital appreciation
                               profits or adequate
                               cash flow                    - May be a source of
                                                            dividend income
                             - Changes in economic or
                               political conditions,
                               both domestic and
                               international, may
                               result in a decline in
                               value of a Portfolio's
                               investments

-------------------------------------------------------------------------------------
SMALL CAPITALIZATION         - Stocks of small              - Highly successful
STOCKS (market               companies are more             smaller companies can
capitalization below $2.5      volatile and may               outperform larger ones
billion)                       decline more than those
                               in the S&P 500
Small Cap Growth and
Small Cap Value              - Small companies are
Portfolios                   more likely to reinvest
At least 80%                   earnings and not pay
of investable assets           dividends
International Equity
Portfolio                    - Changes in interest
Percentage varies; usually   rates may affect the
less than 10%                  securities of small
                               companies more than the
                               securities of larger
                               companies


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How the Portfolios Invest


INVESTMENT TYPE (CONT'D)
% OF PORTFOLIO'S ASSETS        RISKS                          POTENTIAL REWARDS
DEBT OBLIGATIONS               - A Portfolio's share          - Bonds have generally
                               price, yield and total         outperformed money market
Large Cap Value,                 return will fluctuate          instruments over the
Small Cap Value and              in response to bond            long term with less
International Equity             market movements               risk than stocks
Portfolios
Up to 20%                      - Credit risk -- the           - Most bonds will rise in
of investable assets           default of an issuer           value when interest rates
International Bond,              would leave a Portfolio        fall
Total Return Bond,               with unpaid interest or
Intermediate-Term                principal. The lower a       - Regular interest income
Bond and                       bond's quality, the
Mortgage Backed                higher its potential           - High-quality debt
Securities Portfolios            volatility                   obligations are generally
Up to 100%                                                      more secure than stocks
                               - Market risk -- the risk        since companies must
                               that the market value of         pay their debts before
                                 an investment may move         they pay dividends
                                 up or down, sometimes
                                 rapidly or                   - Investment-grade bonds
                                 unpredictably. Market          have a lower risk of
                                 risk may affect an             default than junk bonds
                                 industry, a sector, or
                                 the market as a whole        - Bonds with longer
                                                              maturity dates typically
                               - Interest rate                  have higher yields
                               risk -- the value of most
                                 bonds will fall when         - Intermediate-term
                                 interest rates rise.         securities may be less
                                 The longer a bond's            susceptible to loss of
                                 maturity and the lower         principal than longer
                                 its credit quality, the        term securities
                                 more its value
                                 typically falls. It can
                                 lead to price
                                 volatility,
                                 particularly for junk
                                 bonds and stripped
                                 securities

---------------------------------------------------------------------------------------
FOREIGN SECURITIES             - Foreign markets,             - Investors can
                               economies and political        participate in the growth
International Equity             systems may not be as          of foreign markets
and International                stable as in the U.S.,         through investments in
Bond Portfolios                  particularly those in          companies operating in
Up to 100%                       developing countries           those markets
Total Return Bond and
Intermediate-Term Bond         - Currency                     - May profit from
Portfolios                     risk -- changing value of      changing value of foreign
Up to 20%                        foreign currencies can         currencies
                                 cause losses
                                                              - Opportunities for
                               - May be less liquid than      diversification
                               U.S. stocks and bonds
                                                              - Principal and interest
                               - Differences in foreign       on foreign government
                               laws, accounting                 securities may be
                                 standards, public              guaranteed
                                 information, custody
                                 and settlement
                                 practices provide less
                                 reliable information on
                                 foreign investments and
                                 involve more risk
                               - Not all government
                               securities are insured or
                                 guaranteed by
                                 government, but only by
                                 the issuing agency


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How the Portfolios Invest


INVESTMENT TYPE (CONT'D)
% OF PORTFOLIO'S ASSETS      RISKS                          POTENTIAL REWARDS
U.S. GOVERNMENT              - Not all are insured or       - Regular interest income
SECURITIES                   guaranteed by the U.S.
                               government, but only by      - The U.S. government
U.S. Government Money          the issuing agency             guarantees interest and
Market Portfolio                                              principal payments on
Up to 100%                   - Limits potential for           certain securities
Other Portfolios             capital appreciation
Percentage varies, and                                      - Generally more secure
up to 100% on                - Market risk                  than lower quality debt
a temporary basis                                           securities and equity
                             - Interest rate risk           securities
                                                            - May preserve a
                                                            Portfolio's assets

-------------------------------------------------------------------------------------
MONEY MARKET                 - U.S. government money        - May preserve a
INSTRUMENTS                    market securities offer      Portfolio's assets
                               a lower yield than
U.S. Government Money          lower-quality or
Market Portfolio               longer-term securities
Up to 100%
Other Portfolios             - Limits potential for
Up to 100% on                capital appreciation
a temporary basis
                             - Credit risk
                             - Market risk

-------------------------------------------------------------------------------------
MORTGAGE-RELATED             - Prepayment risk -- the       - Regular interest income
SECURITIES                   risk that the underlying
                             mortgage may be prepaid        - The U.S. government
International Bond             partially or                   guarantees interest and
Portfolio                      completely, generally          principal payments on
Percentage varies; usually     during periods of              certain securities
less than 15%                  falling interest rates,
Total Return Bond and          which could adversely        - May benefit from
Intermediate-Term Bond         affect yield to              security interest in real
Portfolios                     maturity and could             estate collateral
Percentage varies; usually     require a Portfolio to
less than 75%                  reinvest in                  - Pass-through
Mortgage Backed                lower-yielding secu-         instruments provide
Securities Portfolio           rities.                        greater diversifica-
Up to 100%                                                    tion than direct
                             - Credit risk -- the risk        ownership of loans
                             that the underlying
                               mortgages will not be
                               paid by debtors or by
                               credit insurers or
                               guarantors of such
                               instruments. Some
                               private mortgage
                               securities are
                               unsecured or secured by
                               lower-rated insurers or
                               guarantors and thus may
                               involve greater risk
                             - Market risk
                             - Interest rate risk


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
INVESTMENT TYPE (CONT'D)
% OF PORTFOLIO'S ASSETS        RISKS                          POTENTIAL REWARDS
HIGH YIELD DEBT SECURITIES     - Higher credit risk than      - May offer higher
(JUNK BONDS)                   higher-grade debt              interest income than
                                 securities                     higher-grade debt
International Bond                                              securities and higher
Portfolio                      - Higher market risk than        potential gains
Up to 20%                        higher-grade debt
Total Return Bond                securities
and Intermediate-Term
Bond Portfolios                - More volatile than
Up to 10%                      higher-grade debt
                                 securities
                               - May be more illiquid
                               (harder to value and
                                 sell), in which case
                                 valuation would depend
                                 more on investment
                                 adviser's judgment than
                                 is generally the case
                                 with higher-rated
                                 securities

---------------------------------------------------------------------------------------
ASSET-BACKED                   - Prepayment risk              - Regular interest income
SECURITIES
                               - The security interest        - Prepayment risk is
Large Cap Value,               in the underlying              generally lower than with
Small Cap Value and              collateral may not be          mortgage- related
Mortgage Backed Securities       as great as with mort-         securities
Portfolios                       gage-related securities
Percentage varies; usually                                    - Pass-through
less than 10%                  - Credit risk -- the risk      instruments provide
International Bond,            that the underlying              greater diversification
Total Return Bond and            receivables will not be        than direct ownership
Intermediate-Term                paid by debtors or by          of loans
Bond Portfolios                  credit insurers or
Percentage varies; usually       guarantors of such
less than 25%                    instruments. Some
                                 asset-backed securities
                                 are unsecured or
                                 secured by lower-rated
                                 insurers or guarantors
                                 and thus may involve
                                 greater risk
                               - Market risk
                               - Interest rate risk

---------------------------------------------------------------------------------------
DERIVATIVES                    - The value of                 - A Portfolio could make
                               derivatives (such as           money and protect against
International Equity,            futures and options)           losses if the
Total Return Bond,               that are used to hedge         investment analysis
Intermediate-Term Bond,          a portfolio security is        proves correct
International Bond               determined indepen-
Portfolios and                   dently from that             - One way to manage a
Mortgage Backed                  security and could           Portfolio's risk/return
Securities Portfolios            result in a loss to a          balance by locking in
Percentage varies; usually       Portfolio when the             the value of an
less than 10%                    price movement of the          investment ahead of
                                 derivative does not            time
                                 correlate with a change
                                 in the value of the          - Derivatives that
                                 portfolio security           involve leverage could
                                                                generate substantial
                               - Derivatives may not            gains at low cost
                               have the intended effects
                                 and may result in            - May be used to hedge
                                 losses or missed             against changes in
                                 opportunities                  interest rates or
                                                                currency exchange rates
                               - The other party to a
                               derivatives contract
                                 could default
                               - Derivatives can
                               increase share price
                                 volatility and
                                 derivatives that
                                 involve leverage could
                                 magnify losses
                               - Certain types of
                               derivatives involve costs
                                 to a Portfolio that can
                                 reduce returns


                                                                              38
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

How the Portfolios Invest


INVESTMENT TYPE (CONT'D)
% OF PORTFOLIO'S ASSETS      RISKS                          POTENTIAL REWARDS
REVERSE REPURCHASE           - May magnify underlying       - May magnify underlying
AGREEMENTS AND                 investment losses              investment gains
DOLLAR ROLLS
                             - Investment costs may
Total Return Bond,             exceed potential
Intermediate-Term              underlying investment
Bond, Mortgage Backed          gains
Securities and
International Bond
Portfolios
Up to 33 1/3%
WHEN-ISSUED AND
DELAYED-DELIVERY
SECURITIES
All Portfolios, other than
Total Return Bond and
Intermediate-Term Bond
Portfolios
Percentage varies; usually
less than 10%
Total Return Bond and
Intermediate-Term Bond
Portfolios
Percentage varies; usually
less than 75%
-------------------------------------------------------------------------------------
BORROWING                    - Leverage borrowing for       - Leverage may magnify
                               investments may magnify        investment gains
International Bond,            losses
Total Return Bond,
Intermediate-Term            - Interest costs and
Bond and Mortgage            investment fees may
Backed Securities              exceed potential
Portfolios                     investment gains
Up to 33 1/3%

How the Portfolios Invest


INVESTMENT TYPE (CONT'D)
% OF PORTFOLIO'S ASSETS      RISKS                          POTENTIAL REWARDS
ADJUSTABLE/FLOATING RATE     - Value lags value of          - Can take advantage of
SECURITIES                   fixed rate securities          rising interest rates
                               when interest rates
Large Cap Value,               change
International Bond and
Mortgage Backed Securities
Portfolios
Percentage varies; usually
less than 10%
Total Return Bond and
Intermediate-Term Bond
Portfolios
Percentage varies; usually
less than 50%

-------------------------------------------------------------------------------------
STRIPPED SECURITIES          - More volatile than           - Value rises faster when
                             securities that have not         interest rates fall
International Bond and         separated principal and
Mortgage Backed Securities     interest
Portfolios                   - Mortgage-backed
Percentage varies; usually   stripped securities have
less than 10%                  more prepayment and
Total Return Bond and          interest rate risk than
Intermediate-Term Bond         other mortgage-related
Portfolios                     securities
Percentage varies; usually
less than 20%

-------------------------------------------------------------------------------------
INTEREST RATE SWAPS          - Helps protect the            - Speculative technique
                             return on an investment          including risk of loss
International Bond,                                           of interest payment
Total Return Bond,                                            swapped
Intermediate-Term Bond
and Mortgage Backed
Securities Portfolios
Up to 5% of net assets

-------------------------------------------------------------------------------------
ILLIQUID SECURITIES          - May be difficult to          - May offer a more
                             value precisely                attractive yield or
U.S. Government Money                                         potential for growth
Market Portfolio             - May be difficult to            than more widely traded
Up to 10% of net assets      sell at the time or price        securities
Other Portfolios               desired
Up to 15% of net assets


                                                                              40
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

How the Trust is Managed
BOARD OF TRUSTEES


The Board of Trustees oversees the actions of the Manager, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business operations of the Trust.


MANAGER


PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077



    Under a management agreement with the Trust, PI manages the Trust's investment operations, administers its business affairs and is responsible for supervising the subadviser(s) (each of which we call an Adviser) for each of the Portfolios. For the fiscal year ended December 31, 2001, the Trust paid PI the management fees set forth in the table below for each of the Portfolios (shown as a percentage of average net assets).



-------------------------------------------------------------------------
                                                                ANNUAL
                                                              MANAGEMENT
                                                              FEE PAID TO
                         PORTFOLIO                                PI
-------------------------------------------------------------------------
Large Cap Growth Portfolio                                          .60%
Large Cap Value Portfolio                                           .60%
Small Cap Growth Portfolio                                          .60%
Small Cap Value Portfolio                                           .60%
International Equity Portfolio                                      .70%
International Bond Portfolio                                        .50%
Total Return Bond Portfolio                                         .45%
Intermediate-Term Bond Portfolio                                    .45%
Mortgage Backed Securities Portfolio                                .45%
U.S. Government Money Market Portfolio                              .25%
-------------------------------------------------------------------------



    PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2001 PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.



    Subject to the supervision of the Board of Trustees of the Trust, PI is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Trust's Advisers.

How the Trust is Managed


    PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board of Trustees must approve any new or amended agreements with Advisers. Shareholders of each Portfolio still have the right to terminate these agreements for the Portfolio at any time by a vote of the majority of outstanding shares of the Portfolio. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order. On October 30, 1996, the shareholders of the Trust voted to allow the Trust and PIFM to operate under the Order.


ADVISERS AND PORTFOLIO MANAGERS
INTRODUCTION


The Advisers are responsible for the day-to-day management of each Portfolio, or portion thereof, that they manage, subject to the supervision of PI and the Board of Trustees. The Advisers are paid by PI, not the Trust.



    The LARGE CAP GROWTH, LARGE CAP VALUE, SMALL CAP GROWTH and SMALL CAP VALUE PORTFOLIOS each have two Advisers, each of which manages approximately 50% of the Portfolio's assets. For each of these Portfolios, PI hired two Advisers with different investment philosophies. PI believes that at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit these Portfolios and help reduce their volatility. PI periodically rebalances these Portfolios to maintain the approximately equal allocation of their assets between the two Advisers. Reallocations may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, Portfolios with two Advisers may experience wash transactions -- where one Adviser buys a security at the same time the other one sells it. When this happens, the Portfolio's position in that security remains unchanged, but the Portfolio has paid additional transaction costs.



LARGE CAP GROWTH PORTFOLIO



COLUMBUS CIRCLE INVESTORS (CCI) and OAK ASSOCIATES, LTD. (OAK) are the Advisers for the Large Cap Growth Portfolio.


                                                                              42
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

How the Trust is Managed


    CCI has specialized in large-cap equity investing since it was established in 1975. As of March 31, 2002, CCI had approximately $3.8 billion in assets under management for corporate, nonprofit, government, union and mutual fund clients. The address of CCI is Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.


    ANTHONY RIZZA, a Managing Director of CCI, has been primarily responsible for managing CCI's part of the Portfolio since 1998. From 1995 to 1998, Mr. Rizza was part of a team managing the Portfolio. Mr. Rizza is a Chartered Financial Analyst and a member of the Hartford Society of Security Analysts. He has been a portfolio manager with CCI since 1991.


    OAK has specialized in large-cap equity investing since it was founded in 1985. Oak provides investment management services to both individual and institutional clients. As of March 31, 2002, Oak had approximately $14 billion in assets under management. The address of Oak is 3875 Embassy Parkway, Suite 250, Akron, OH 44333.


    JAMES D. OELSCHLAGER, President of Oak since 1985, has managed the assets of the Portfolio since 1995. DONNA BARTON, MARGARET BALLINGER and DOUGLAS MACKAY assist Mr. Oelschlager in managing the Portfolio's assets. Ms. Barton and Ms. Ballinger have been with Oak since 1985, and Mr. MacKay has been a research analyst with Oak since 1990.


LARGE CAP VALUE PORTFOLIO



J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. MORGAN) and HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (HOTCHKIS AND WILEY) are the Advisers for the Large Cap Value Portfolio.



    J.P. MORGAN is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for retirement plans, endowments, foundations, public entities, mutual funds and other institutional investors. As of December 31, 2001, J.P. Morgan and its affiliated companies had approximately $600 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, NY 10036.



    BERNARD KROLL has managed the J.P. Morgan segment of the Portfolio since May 2000 and JONATHAN N. GOLUB and RAFFAELE ZINGONE have managed the assets of this segment since April 2002. Mr. Kroll is a Managing Director of J.P. Morgan and a portfolio manager in its Structured Equity Group. He joined J.P. Morgan in 1996. Mr. Golub, a Vice President at J.P. Morgan, is a portfolio manager in the U.S. Equity Group and joined J.P.

How the Trust is Managed


Morgan in April 2001, prior to which he led the consultant-relations effort at Scudder Kemper Investments. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991.



    HOTCHKIS AND WILEY is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley, and Stephens-H&W, a limited liability company whose primary member is Stephens Group, Inc., which is a diversified holding company. As of March 31, 2002, Hotchkis and Wiley had approximately $4.9 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.



    SHELDON LIEBERMAN, a principal and portfolio manager of Hotchkis and Wiley, has managed the assets of the Portfolio since August 2000. Mr. Lieberman has been with Hotchkis and Wiley and its predecessors since 1994.



SMALL CAP GROWTH PORTFOLIO



SAWGRASS ASSET MANAGEMENT, L.L.C. (SAWGRASS) and J.P. MORGAN FLEMING ASSET MANAGEMENT (USA) INC. (J.P. MORGAN FLEMING) are the Advisers for the Small Cap Growth Portfolio.



    SAWGRASS has specialized in small-cap equity investing since it was organized in 1998. Sawgrass was formed by a core group of investment professionals who had worked together for 15 years at Barnett Capital Advisors, Inc. As of March 31, 2002, Sawgrass had approximately $1 billion in assets under management for corporate, municipal, public and state retirement plans and mutual funds. The address of Sawgrass is 1579 The Greens Way, Suite 20, Jacksonville Beach, FL 32250.


    DEAN MCQUIDDY, a principal and Director of Equity Investments of Sawgrass, has managed the assets of the Portfolio since May 1999. Mr. McQuiddy is a Chartered Financial Analyst and has been with Sawgrass since January 1998. Prior to 1998, Mr. McQuiddy was the head small-cap portfolio manager of Barnett Capital Advisors, Inc. since 1987.

    J.P. MORGAN FLEMING is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan Fleming manages assets for individual investors, companies, institutions, governments and central banks worldwide. As of December 31,

                                                                              44
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

How the Trust is Managed


2001, J.P. Morgan Fleming and its affiliated companies had approximately $600 billion in assets under management worldwide. J.P. Morgan Fleming's address is 522 Fifth Avenue, New York, NY 10036.



    The assets of the Portfolio managed by J.P. Morgan Fleming are managed by a team of portfolio managers. EYTAN M. SHAPIRO, a Director and portfolio manager of J.P. Morgan Fleming, is responsible for the day-to-day management of the Portfolio's assets. Mr. Shapiro has been with J.P. Morgan Fleming or its predecessor since 1985. The other members of the team are TIMOTHY R. V. PARTON, CHRISTOPHER M. V. JONES and T. GARY LIEBERMAN. Mr. Parton, a Director and portfolio manager with J.P. Morgan Fleming, has been with J.P. Morgan Fleming or its predecessor since 1986. Mr. Jones, a Director and portfolio manager of J.P. Morgan Fleming as well as Chief Investment Officer of its Small Cap Equity Group, joined J.P. Morgan Fleming's predecessor in 1986. Mr. Lieberman is a Vice President and analyst with J.P. Morgan Fleming and has been with the firm's predecessor since 1995.



SMALL CAP VALUE PORTFOLIO



As of the date of this prospectus, CREDIT SUISSE ASSET MANAGEMENT, LLC (CSAM) and EARNEST PARTNERS, LLC (EARNEST PARTNERS) are the Advisers for the Small Cap Value Portfolio. On or about May 3, 2002 NATIONAL CITY INVESTMENT MANAGEMENT COMPANY (NATIONAL CITY) will replace CSAM as an Adviser to the Portfolio; EARNEST Partners will continue to advise the remaining segment of the Portfolio.



    CSAM, located at 466 Lexington Avenue, New York, NY 10017, provides investment management services to both individual and institutional clients. As of December 31, 2001, CSAM had approximately $78 billion of assets under management.



    CHRISTOPHER F. CORAPI, STANLEY A. NABI and ROBERT E. RESCOE have team-managed the CSAM segment of the Portfolio since April 1, 2002. Mr. Corapi joined CSAM in 2000, prior to which he was employed at J.P. Morgan. Mr. Nabi joined DLJ Asset Management in 1995 and came to CSAM in 2000 when that firm merged with CSAM. Mr. Rescoe joined Warburg Pincus Asset Management in 1993 and came to CSAM in 1999 when it acquired that firm.



    NATIONAL CITY, a registered investment adviser, is a wholly owned subsidiary of National City Corporation, a publicly traded financial holding company. National City and its predecessor have managed institutional

How the Trust is Managed


accounts, including mutual funds, since 1995. National City, located at 1900 East Ninth Street, Locator 2220, Cleveland, Ohio 44101-0756, had $28.3 billion of assets under management as of December 31, 2001.



    The National City segment of the Portfolio will be managed by DANIEL G. BANDI, CFA, MICHAEL E. SANTELLI, CFA, CPA, DANIEL J. DEMONICA, CFA, and ADAM I. FRIEDMAN. Mr. Bandi, Director for Value Equity Investment at National City, has 11 years of investment experience and joined National City in 1998, prior to which he was Equity Research Manager for the Eaton Corporation. Mr. Santelli, a Senior Portfolio Manager at National City, has 12 years of investment experience and joined National City in 1995. Mr. DeMonica, a Portfolio Manager at National City, has five years of investment experience and joined National City in 1997. Mr. Friedman, a Senior Portfolio Manager at National City, has eleven years investment experience and joined National City in 1998, prior to which he was a portfolio manager with Clarion Partners.



    EARNEST PARTNERS is a wholly owned subsidiary of EARNEST Holdings, LLC, an employee-owned company in which Paul E. Viera, Jr. (whose background is described below) holds a controlling interest. Founded in 1998, EARNEST Partners had $2.16 billion in assets under management as of March 31, 2002. The address of EARNEST Partners is 75 14th St., Suite 2300, Atlanta, GA 30309.



    PAUL E. VIERA, JR., Chief Executive Officer and Partner of EARNEST Partners, has managed the EARNEST Partners portion of the Small Cap Value Portfolio since December 2001. A founding member of EARNEST Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998.


INTERNATIONAL EQUITY PORTFOLIO


LAZARD ASSET MANAGEMENT (LAZARD) is the Adviser to the International Equity Portfolio.



    LAZARD is a division of Lazard Freres & Co., LLC (Lazard Freres), a New York limited liability company. Since it was formed in 1970, Lazard has provided investment management services to both individual and institutional clients. As of March 31, 2002, Lazard and its global affiliates had approximately $65.7 billion in assets under management. Lazard's principal business address is 30 Rockefeller Plaza, New York, NY 10112.


                                                                              46
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

How the Trust is Managed

    HERBERT W. GULLQUIST and JOHN R. REINSBERG have managed the Portfolio since its inception. Mr. Gullquist, a Vice Chairman of Lazard Freres and Chief Investment Officer and a Managing Director of Lazard, has been with Lazard since 1982. Mr. Reinsberg is a Managing Director of Lazard and has been with Lazard since 1992.

INTERNATIONAL BOND PORTFOLIO


FISCHER FRANCIS TREES & WATTS, INC. (FFTW) has managed the International Bond Portfolio since March 2001. FFTW, a registered investment adviser, was formed in 1972 as a fixed income specialist firm. FFTW is owned by Charter Atlantic Corporation, a New York corporation. FFTW manages fixed income portfolios for large institutional clients. As of March 31, 2002, FFTW managed assets totaling approximately $33 billion. The address of FFTW is 200 Park Avenue, New York, NY 10166.


    ADNAN AKANT and ANDREW M. HEADLEY, CFA, have co-managed the Portfolio since March 2001. Mr. Akant has been a Portfolio Manager with FFTW since 1984, prior to which he served as a Senior Investment Officer with the World Bank, where he was a Department Chief in charge of U.S. dollar portfolios. Mr. Headley is a Portfolio Manager and has worked with FFTW since 1994, where he focuses on asset allocation and portfolio construction for U.S. and global portfolios.

TOTAL RETURN BOND PORTFOLIO AND INTERMEDIATE-TERM BOND PORTFOLIO

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO) is the Adviser to the Total Return Bond and Intermediate-Term Bond Portfolios.


    PIMCO, a Delaware limited liability company, is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (ADAM
LP). Allianz AG (Allianz) is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds a minority interest in ADAM LP. PIMCO has specialized in fixed income investing since the firm was established in 1971. As of March 31, 2002, PIMCO had approximately $253.77 billion of assets under management. The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.


    WILLIAM H. GROSS, Managing Director, Chief Investment Officer and founding member of PIMCO, has, since the inception of each Portfolio, led a portfolio management team responsible for developing and implementing each Portfolio's investment strategy. CHRIS DIALYNAS, a Managing Director,

How the Trust is Managed

portfolio manager and a senior member of PIMCO's investment strategy group, has managed the Total Return Bond Portfolio since August 2000. Mr. Dialynas has been associated with PIMCO since 1980. JOHN L. HAGUE, a Managing Director, member of the executive committee, and a senior member of PIMCO's portfolio management and investment strategy groups, has managed the Intermediate Term Bond Portfolio since its inception. Mr. Hague joined PIMCO in 1987.

MORTGAGE BACKED SECURITIES PORTFOLIO AND
U.S. GOVERNMENT MONEY MARKET PORTFOLIO


WELLINGTON MANAGEMENT COMPANY, LLP (WELLINGTON MANAGEMENT) is the Adviser to the Mortgage Backed Securities and U.S. Government Money Market Portfolios.



    Wellington Management and its predecessor companies have provided investment management services to investment companies, employee benefit plans, endowment funds, foundations, and other institutions since 1928. As of December 31, 2001, Wellington Management had approximately $311 billion of assets under management. The address of Wellington Management is 75 State Street, Boston, MA 02109.



    MICHAEL F. GARRETT, a Vice President of Wellington Management, has been primarily responsible for the day-to-day management of the Mortgage Backed Securities Portfolio since December 2000. Prior to joining Wellington Management as a portfolio manager in 1999, Mr. Garrett served as a mortgage securities trader with Credit Suisse First Boston from 1996 to 1999. THOMAS L. PAPPAS, a Senior Vice President and Partner of Wellington Management, is the leader of Wellington Management's mortgage-backed management team and supports Mr. Garrett in the management of the Mortgage Backed Securities Portfolio. Mr. Pappas was primarily responsible for the management of the Portfolio from its inception until December 2000. Mr. Pappas has been a portfolio manager with Wellington Management since 1987. TIMOTHY E. SMITH, a Vice President of Wellington Management, has managed the U.S. Government Money Market Portfolio since 1997. Mr. Smith has been a portfolio manager with Wellington Management since 1992.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust.

                                                                              48
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

Portfolio Distributions and Tax Issues

Investors who buy shares of the Trust should be aware of some important tax issues. For example, each Portfolio distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from a Portfolio also may be subject to state and local income taxes.

    Also, if you sell shares of a Portfolio for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless your shares are held in a qualified or tax-deferred plan or account.

    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Portfolio distributes DIVIDENDS of any net investment income to share-holders on a regular basis as shown below.


-----------------------------------------------------------------------------
                         PORTFOLIO                               DIVIDENDS
-----------------------------------------------------------------------------
Total Return Bond, Intermediate-Term Bond,
  Mortgage Backed Securities and                              Declared daily,
  U.S. Government Money Market Portfolios                        paid monthly
Large Cap Growth, Large Cap Value, Small Cap Growth,
  Small Cap Value, International Equity and                      Declared and
  International Bond Portfolios                                 paid annually
-----------------------------------------------------------------------------


    For example, if a Portfolio owns ACME Corp. stock and the stock pays a dividend, the Portfolio will pay out a portion of this dividend to its shareholders, assuming the Portfolio's income is more than its costs and expenses. The dividends you receive from each Portfolio will be taxed as ordinary income, whether or not they are reinvested in the Portfolio.

    For Portfolios that invest in foreign securities, the amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Portfolio and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distributions, in whole or in part, may be a return of capital to shareholders.

Portfolio Distributions and Tax Issues


    Each Portfolio also distributes realized net CAPITAL GAINS to shareholders -- typically once a year. Capital gains are generated when the Portfolio sells its assets for a profit. For example, if a Portfolio bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Portfolio has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Portfolio's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Portfolio holds the security -- if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.



    For your convenience, a Portfolio's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Portfolio without any sales charge. Whether you receive these distributions in additional shares or in cash, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account.


TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Portfolio as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


    Portfolio distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.


WITHHOLDING TAXES


If federal tax law requires you to provide the Trust with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28%


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by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of a Portfolio just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Portfolio decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Portfolio also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRAs, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of retirement plans offered by Prudential.

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IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Portfolio for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-

deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of a Portfolio for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). If you acquire shares of a Portfolio and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.



    Exchanging your shares of a Portfolio for the shares of another Portfolio of the Trust is considered a sale for tax purposes. In other words, it's a TAXABLE EVENT. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


    Any gain or loss you may have from selling or exchanging Portfolio shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Portfolio shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

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[CAPITAL GAIN GRAPHIC]
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How to Buy, Sell and
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INTRODUCTION


Shares of the Portfolios may be purchased by TARGET Program participants. Shares of the Portfolios are also offered to certain investors who do not participate in the TARGET Program. These investors include banks, trust companies and other investment advisory services and certain fee-based programs sponsored by Prudential Securities Incorporated (Prudential Securities) and its affiliates for which the Portfolios are available investment options. Participants in these programs would not have to pay the TARGET Program fee, but may have to pay different fees charged by their broker-dealer or financial adviser, in addition to their proportionate share of the expenses of the Portfolios in which they invest.



THE TARGET PROGRAM



The TARGET Program is an investment advisory service that provides each participant with recommendations on how to allocate the participant's assets among the Portfolios. Prudential Securities identifies your investment objectives, preferences and risk tolerance by evaluating your responses to a Questionnaire. Prudential Securities Financial Advisors will help you to complete this Questionnaire.



    Prudential Securities then uses an investment profile matrix and an asset allocation methodology developed by Ibbotson Associates, Inc., an investment consulting firm, to translate the investment needs, preferences and attitudes expressed in your Questionnaire into a recommended allocation of your assets among the Portfolios. Prudential Securities will provide you with a written Evaluation that sets forth its recommendation. Under the TARGET Program, Prudential Securities provides recommendations, but does not have the authority to make investment decisions for any participant. You must make your own investment decisions and you may implement or disregard any of Prudential Securities' asset allocation recommendations. After you make your investment decision, you may choose to have your investments in the Portfolios automatically rebalanced (on a quarterly or annual basis) to maintain your chosen allocation among the Portfolios.


    Prudential Securities will provide you with a quarterly account statement (Quarterly Account Monitor), which provides a comprehensive review of your investment performance. The Quarterly Account Monitor also includes market commentaries from the Advisers, as well as information on dividends, distributions and portfolio transactions.

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    Prudential Securities Financial Advisors may review your Evaluation and
Quarterly Account Monitors periodically with you and may arrange for Prudential Securities to prepare a new Evaluation for you based on changes in your financial status.


TARGET Program Fees. Prudential Securities receives a quarterly fee for the services it provides to TARGET Program investors. These fees are in addition to the expenses of the Portfolios. Financial advisors receive a portion of the TARGET Program fees. The quarterly TARGET Program fee is calculated as a percentage of a participant's investment in the Portfolios. The amount of the fee depends on whether you invest in equity or income Portfolios and whether you are investing through an individual retirement account or employee benefit plan (collectively, Plans). This table shows the maximum annual TARGET Program fees as a percentage of a participant's average daily net assets invested in the Portfolios.


                       MAXIMUM ANNUAL TARGET PROGRAM FEES


                                          NON-PLAN INVESTORS  PLAN INVESTORS
Amounts Invested in Equity Portfolios                  1.50%                1.25%
 (Large Cap Growth, Large Cap Value,
 Small Cap Growth, Small Cap Value and
 International Equity Portfolios)

Amounts Invested in Debt Portfolios                    1.00%                1.35%
 (International Bond, Total Return Bond,
 Intermediate-Term Bond, Mortgage Backed
 Securities and U.S. Government Money
 Market Portfolios)



    The maximum TARGET Program fees may be changed by Prudential Securities upon notice to you. You may negotiate lower fees if your investment exceeds $100,000. Fiduciary accounts with a common trustee (unaffiliated with Prudential Securities) may be added together to determine whether the TARGET Program fee is negotiable provided that the aggregate investment of such accounts in the TARGET Program is at least $250,000. Prudential Securities will consider the size of your TARGET account and your other accounts with Prudential Securities in deciding whether to lower your fee. Before you open a TARGET Program account, you must notify Prudential Securities of any factors that may make you eligible for a reduction of the TARGET Program fee. Independent plan fiduciaries should consider, in a


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How to Buy, Sell and
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prudent manner, the relationship of TARGET Program fees to be paid by their
Plans along with the level of services provided by Prudential Securities.



    The following investors can participate in the TARGET Program without paying the quarterly fee:


    - Banks, trust companies and other investment advisory services and certain fee-based programs sponsored by Prudential Securities and its affiliates for which the Portfolios are an available option

    - Trustees of the Trust


    - Employees of Prudential Securities, and their subsidiaries and family members of such persons maintaining an employee-related account at Prudential Securities.



    In addition, the TARGET Program fee may be reduced or waived for the following investors:


    - Certain banks, trust companies or unaffiliated investment advisers who maintain accounts with Prudential Securities

    - Personal trusts that participate in The Prudential Bank Personal Trust Program administered by Prudential Bank & Trust (as trustee) or its affiliates.


    Because Prudential Securities receives different TARGET Program fees depending on whether investors invest in equity Portfolios or debt Portfolios, it may have a conflict of interest when making recommendations.



    You can choose to have the quarterly TARGET Program fee automatically deducted from your Prudential Securities account or billed to you quarterly. Either way, the TARGET Program fee is shown in your monthly statement. The initial fee is based on the value of your initial investment in the Portfolios. The initial fee covers the period from your initial purchase through the last day of the calendar quarter and is prorated accordingly. After you pay the initial fee, the quarterly TARGET Program fee covers the calendar quarter during which you pay the fee and is based on your current allocations as measured as of the last day of the previous quarter. If you choose to be billed, you must pay the initial fee by check within 45 calendar days after your initial purchase.



    If you choose to have the TARGET Program fee automatically deducted from your account, the fee will be deducted on the sixth business day of each calendar quarter. If you don't have sufficient liquid assets (e.g., cash or non-TARGET money market fund shares) in your account to pay the fee,


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Prudential Securities will automatically redeem an appropriate number of shares of the Portfolios you own to cover the fee. If you are a non-Plan investor, Prudential Securities would redeem shares of the Portfolio in which you have the largest investment to cover the shortfall. If you invest through a Plan, Prudential Securities would redeem shares on a pro rata basis from all Portfolios in which you invest to cover the shortfall.


    If you choose to be billed for the TARGET Program fee, you must pay the fee by check within 45 days after the end of the last calendar quarter. If you do not pay the fee when it is due, Prudential Securities will automatically deduct the fee from your account. If you don't have sufficient liquid assets to cover the fee, Prudential Securities will automatically redeem an appropriate number of shares of the Portfolios you own to cover the shortfall as described in the preceding paragraph.



    You may also choose to pay the TARGET Program fee through automatic redemptions of your shares in the Portfolios. You may instruct Prudential Securities to automatically redeem shares of a particular Portfolio, from the Portfolio in which you have the largest investment, or shares from all Portfolios in which you invest on a pro rata basis. The automatic redemption will be effected on or about the sixth business day of each calendar quarter.


HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT


To purchase shares of the Portfolios through the TARGET Program, you must have a securities account with Prudential Securities or one of its affiliates. You must pay for Portfolio shares by check made payable to Prudential Securities or to a broker or affiliate that clears securities transactions through Prudential Securities on a fully disclosed basis. If you already have an account with Prudential Securities, you can pay for Portfolio shares by using free credit cash balances in your account or through the sale of non-TARGET money market fund shares held in your account.


Minimum Investment Requirements. The minimum initial investment for Plan accounts is $10,000. The minimum initial investment for non-Plan accounts is $25,000.

    The minimum initial investment is reduced to $10,000 for these non-Plan investors:

    - Custodial accounts established under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act

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    - Trustees of the Trust (except that the minimum initial investment requirement is waived entirely for Trustees who are paid under a deferred fee agreement with the Trust)


    - Employees of Prudential Securities, and their subsidiaries and family members of such persons with an employee-related account at Prudential Securities.



    Fiduciary accounts that have a common trustee (unaffiliated with Prudential Securities) may be added together for purposes of meeting the initial minimum investment requirement, as long as the aggregate investment of these accounts in the TARGET Program is at least $250,000. The minimum investment requirement may also be reduced or waived for certain start-up Plans that have been in existence for less than one year and for certain transfers from asset allocation programs involving other mutual funds. Prudential Securities, in its discretion, may also reduce the minimum initial investment requirement for any account. Before you invest in the Portfolios, you must notify Prudential Securities of any factors that may make you eligible for a waiver of the minimum investment requirements.


STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY


The price you pay for each share of a Portfolio is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).



All Portfolios other than the U.S. Government Money Market Portfolio (the Non-Money Market Portfolios). A Non-Money Market Portfolio's investments are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trust's Board. A Non-Money Market Portfolio also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Portfolio's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may


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occur with U.S. traded securities. The fair value of a portfolio security that a
Non-Money Market Portfolio uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing a Non-Money Market Portfolio's NAV, we will value the Portfolio's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange
(NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Non-Money Market Portfolio as of the close of the security's primary market.


The U.S. Government Money Market Portfolio. In determining the NAV of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO, the Trust values the Portfolio's securities using the amortized cost method. The Portfolio seeks to maintain an NAV of $1 per share at all times.


All Portfolios. We determine each Portfolio's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday.



International Equity, Total Return Bond, Intermediate-Term Bond and International Bond Portfolios. We do not price, and you will not be able to purchase or redeem, shares of any of these Portfolios on days when the NYSE is closed but the primary markets for these securities are open, even though the value of its foreign securities may have changed. Conversely, each of these Portfolios will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.



General. We may not determine a Portfolio's NAV on days when we have not received any orders to purchase, sell or exchange Portfolio shares, or when changes in the value of the Portfolio's investments do not materially affect its NAV.



    Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.


What Price Will You Pay for Shares of the Portfolios?


You will pay the NAV next determined after we receive your order to purchase. Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to


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receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 3: ADDITIONAL SHAREHOLDER SERVICES

As a shareholder of the Trust, you can take advantage of the following services and privileges:


Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.



Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Portfolios. To reduce expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise.


HOW TO SELL YOUR SHARES

You can sell your shares of the Trust for cash (in the form of a check) at any time, subject to certain restrictions, by contacting your Prudential Securities Financial Advisor or Pruco Securities Corporation (Prusec) registered representative.


    When you sell shares of a Portfolio -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after Prudential Securities or Prusec receives your order to sell. In the event that trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.


    Generally, we will pay you for the shares that you sell within seven days after Prudential Securities or Prusec receives your sell order. If you are selling shares you recently purchased with a check, we may delay sending you the sale proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check.

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How to Buy, Sell and
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RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Portfolios, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when a Portfolio can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Shares."

SMALL ACCOUNTS


If you make a sale that reduces your TARGET Program account to less than $10,000, the Trust may sell the rest of your shares and close your account. If your shares are worth more than what you paid for them, this may cause you to have a capital gain. See "Portfolio Distributions and Tax Issues -- If You Sell or Exchange Your Shares." We will give you 30 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares in a Portfolio for shares in another Portfolio of the Trust without payment of any exchange fee. You may not exchange shares of the Portfolios for shares of other Prudential mutual funds. If you wish to use the exchange privilege, contact your Prudential Securities Financial Advisor or Prusec registered representative. We may change the terms of the exchange privilege after giving you 60 days' notice.


    Remember, as we explained in the section entitled "Portfolio Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchange shares see the SAI, "Shareholder Investment Account-Exchange Privilege."


FREQUENT TRADING

Frequent trading of Portfolio shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage a Portfolio's investments. When market timing occurs, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous

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to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Portfolio will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Trust reserves the right to refuse purchase orders and exchanges into a Portfolio by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Trust will notify a market timer of rejection of an exchange or purchase order. If the Trust allows a market timer to trade Portfolio shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

Financial Highlights

The financial highlights will help you evaluate each Portfolio's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that particular Portfolio, assuming reinvestment of all dividends and other distributions. The information is for the periods indicated.

    A copy of the Trust's annual report is available, at no charge, as described on the back cover of this Prospectus.


    Each Portfolio's financial highlights for the five years ended December 31, 2001 were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



LARGE CAP GROWTH PORTFOLIO



 LARGE CAP GROWTH PORTFOLIO (FISCAL YEARS ENDED 12-31)
         PER SHARE OPERATING PERFORMANCE       2001        2000        1999        1998     1997(2)
 --------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR          $23.20      $25.68      $18.29      $13.58      $12.97
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                   .02        (.06)       (.03)       (.01)         --(3)
 Net realized and unrealized gains
  (losses) on investment transactions         (7.05)       (.68)       9.79        6.00        2.61
 TOTAL FROM INVESTMENT OPERATIONS             (7.03)       (.74)       9.76        5.99        2.61
 --------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income          (.02)         --          --          --        (.01)
 Distributions from net realized gains           --       (1.74)      (2.37)      (1.28)      (1.99)
 TOTAL DISTRIBUTIONS                           (.02)      (1.74)      (2.37)      (1.28)      (2.00)
 NET ASSET VALUE, END OF YEAR                $16.15      $23.20      $25.68      $18.29      $13.58
 TOTAL RETURN(1)                            (30.32)%    (3.37)%      55.37%      44.22%      20.77%
 --------------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA                     2001        2000        1999        1998        1997
 --------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)              $358,429    $512,778    $515,470    $329,803    $243,895
 Average net assets (000)                   $397,492    $581,198    $385,995    $277,794    $242,233
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                      .75%        .69%        .68%        .68%        .73%
 Net investment income (loss)                  .08%      (.25)%      (.16)%      (.05)%      (.01)%
 Portfolio turnover rate                        68%         48%         50%         54%         82%


1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based upon average shares outstanding during the year.

3 Less than $.005 per share.

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Financial Highlights


LARGE CAP VALUE PORTFOLIO



 LARGE CAP VALUE PORTFOLIO (FISCAL YEARS ENDED 12-31)
         PER SHARE OPERATING PERFORMANCE        2001        2000        1999     1998(2)     1997(2)
 ---------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR           $12.64      $13.01      $15.87      $16.21      $13.97
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           .19         .25         .27         .28         .31
 Net realized and unrealized gains (losses)
  on investment transactions                    (.03)        .72       (1.00)       1.34        3.77
 TOTAL FROM INVESTMENT OPERATIONS                .16         .97        (.73)       1.62        4.08
 ---------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income           (.19)       (.25)       (.29)       (.27)       (.28)
 Distributions from net realized gains          (.16)      (1.09)      (1.84)      (1.69)      (1.56)
 TOTAL DISTRIBUTIONS                            (.35)      (1.34)      (2.13)      (1.96)      (1.84)
 NET ASSET VALUE, END OF YEAR                 $12.45      $12.64      $13.01      $15.87      $16.21
 TOTAL RETURN(1)                               1.21%       8.22%     (4.37)%      10.25%      29.80%
 ---------------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA                      2001        2000        1999        1998        1997
 ---------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)               $275,208    $268,802    $262,156    $283,488    $275,093
 Average net assets (000)                    $275,773    $243,008    $279,900    $282,078    $253,579
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                       .76%        .80%        .73%        .71%        .72%
 Net investment income                         1.51%       2.01%       1.74%       1.65%       1.90%
 Portfolio turnover rate                         50%         80%         36%         24%         21%


1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based upon average shares outstanding during the year.

63
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Financial Highlights


SMALL CAP GROWTH PORTFOLIO



 SMALL CAP GROWTH PORTFOLIO (FISCAL YEARS ENDED 12-31)
       PER SHARE OPERATING PERFORMANCE       2001(2)        2000        1999        1998     1997(2)
 ---------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR           $13.09      $17.47      $15.35      $15.57      $14.93
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment (loss)                          (.07)       (.07)       (.06)       (.05)       (.05)
 Net realized and unrealized gains on
  investment transactions                      (2.46)        .36        4.35         .48        3.02
 TOTAL FROM INVESTMENT OPERATIONS              (2.53)        .29        4.29         .43        2.97
 ---------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains            --       (4.67)      (2.17)       (.65)      (2.33)
 TOTAL DISTRIBUTIONS                              --       (4.67)      (2.17)       (.65)      (2.33)
 NET ASSET VALUE, END OF YEAR                 $10.56      $13.09      $17.47      $15.35      $15.57
 TOTAL RETURN(1)                             (19.33)%      1.83%      29.20%       2.55%      20.85%
 ---------------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA                      2001        2000        1999        1998        1997
 ---------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)               $145,554    $182,515    $186,603    $158,982    $165,898
 Average net assets (000)                    $156,654    $197,168    $150,593    $162,654    $156,570
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                       .88%        .79%        .80%        .77%        .79%
 Net investment (loss)                        (.59)%      (.49)%      (.45)%      (.35)%      (.36)%
 Portfolio turnover rate                        167%        165%        207%         69%        106%


1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based upon average shares outstanding during the year.

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

Financial Highlights


SMALL CAP VALUE PORTFOLIO



 SMALL CAP VALUE PORTFOLIO (FISCAL YEARS ENDED 12-31)
         PER SHARE OPERATING PERFORMANCE         2001        2000        1999     1998(2)     1997(2)
 ----------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR            $16.88      $14.97      $14.98      $17.50      $15.22
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                            .09         .11         .11         .08         .08
 Net realized and unrealized gains (losses)
  on investment transactions                     2.67        3.34         .10       (1.27)       4.37
 TOTAL FROM INVESTMENT OPERATIONS                2.76        3.45         .21       (1.19)       4.45
 ----------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income            (.19)       (.02)       (.12)       (.07)       (.08)
 Distributions in excess of net investment
  income                                           --          --          --          --        (.01)
 Distributions from net realized gains          (1.91)      (1.52)       (.10)      (1.26)      (2.08)
 TOTAL DISTRIBUTIONS                            (2.10)      (1.54)       (.22)      (1.33)      (2.17)
 NET ASSET VALUE, END OF YEAR                  $17.54      $16.88      $14.97      $14.98      $17.50
 TOTAL RETURN(1)                               17.23%      23.91%       1.39%     (6.62)%      29.98%
 ----------------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA                       2001        2000        1999        1998        1997
 ----------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)                $177,088    $152,672    $127,010    $141,557    $163,414
 Average net assets (000)                     $161,663    $130,303    $129,077    $153,756    $144,160
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                        .87%        .85%        .87%        .79%        .81%
 Net investment income                           .59%        .75%        .75%        .48%        .45%
 Portfolio turnover rate                         114%         55%         42%         39%         36%


1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based upon average shares outstanding during the year.

Financial Highlights


INTERNATIONAL EQUITY PORTFOLIO



 INTERNATIONAL EQUITY PORTFOLIO (FISCAL YEARS ENDED 12-31)
         PER SHARE OPERATING PERFORMANCE       2001        2000        1999        1998        1997
 --------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR          $13.52      $17.37      $15.54      $14.27      $14.82
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          .09         .17         .23         .23         .21
 Net realized and unrealized gains
  (losses) on investment transactions         (3.39)      (1.87)       3.29        1.98        1.32
 TOTAL FROM INVESTMENT OPERATIONS             (3.30)      (1.70)       3.52        2.21        1.53
 --------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income            --        (.17)       (.23)       (.10)       (.41)
 Distributions in excess of net investment
  income                                         --        (.17)       (.17)         --          --
 Distributions from net realized gains         (.12)      (1.81)      (1.29)       (.84)      (1.67)
 TOTAL DISTRIBUTIONS                           (.12)      (2.15)      (1.69)       (.94)      (2.08)
 NET ASSET VALUE, END OF YEAR                $10.10      $13.52      $17.37      $15.54      $14.27
 TOTAL RETURN(1)                            (24.56)%    (9.42)%      23.30%      15.49%      10.60%
 --------------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA                     2001        2000        1999        1998        1997
 --------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)              $158,307    $227,028    $274,997    $244,291    $237,851
 Average net assets (000)                   $190,106    $246,420    $246,148    $246,335    $245,536
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                     1.01%        .93%        .93%        .91%        .93%
 Net investment income                         .82%        .85%       1.25%       1.42%       1.15%
 Portfolio turnover rate                        65%         44%         35%         45%         37%


1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

2 Calculated based upon average shares outstanding during the year.

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

Financial Highlights


INTERNATIONAL BOND PORTFOLIO



 INTERNATIONAL BOND PORTFOLIO (FISCAL YEARS ENDED 12-31)
          PER SHARE OPERATING PERFORMANCE        2001        2000        1999        1998        1997
 ----------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR             $8.08       $8.48       $9.52       $9.17      $10.17
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                            .18         .32         .30         .31         .42
 Net realized and unrealized gains (losses)
  on investment transactions                     (.64)       (.45)       (.84)        .45       (1.00)
 TOTAL FROM INVESTMENT OPERATIONS                (.46)       (.13)       (.54)        .76        (.58)
 ----------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income              --          --        (.23)       (.31)         --
 Distributions in excess of net investment
  income                                           --          --          --        (.06)       (.06)
 Distributions from net realized gains             --          --        (.16)       (.04)         --(1)
 Tax return of capital distributions             (.16)       (.27)       (.11)         --        (.36)
 TOTAL DISTRIBUTIONS                             (.16)       (.27)       (.50)       (.41)       (.42)
 NET ASSET VALUE, END OF YEAR                   $7.46       $8.08       $8.48       $9.52       $9.17
 TOTAL RETURN(2)                              (5.73)%     (1.34)%     (5.88)%       8.55%     (5.73)%
 ----------------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA                       2001        2000        1999                    1998
 ----------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)                $18,637     $19,548     $26,492     $31,042     $31,189
 Average net assets (000)                     $19,235     $20,809     $29,300     $30,720     $35,163
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                       1.83%       1.47%       1.25%       1.54%       1.35%
 Net investment income                          2.31%       4.16%       3.36%       3.38%       4.44%
 Portfolio turnover rate                         251%         52%        132%        110%        202%


1 Less than $.005 per share.

2 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

TOTAL RETURN BOND PORTFOLIO


 TOTAL RETURN BOND PORTFOLIO (FISCAL YEARS ENDED 12-31)
          PER SHARE OPERATING PERFORMANCE            2001        2000        1999        1998        1997
 --------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                $10.27       $9.86      $10.49      $10.56      $10.28
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                .52         .66         .56         .58         .57
 Net realized and unrealized gains (losses) on
  investment transactions                             .28         .42        (.63)        .27         .35
 TOTAL FROM INVESTMENT OPERATIONS                     .80        1.08        (.07)        .85         .92
 --------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                (.54)       (.67)       (.56)       (.58)       (.54)
 Distributions from net realized gains               (.11)         --          --        (.34)       (.10)
 TOTAL DISTRIBUTIONS                                 (.65)       (.67)       (.56)       (.92)       (.64)
 NET ASSET VALUE, END OF YEAR                      $10.42      $10.27       $9.86      $10.49      $10.56
 TOTAL RETURN(1)                                    7.97%      11.30%      (.67)%       8.28%       9.23%
 --------------------------------------------------------------------------------------------------------
         RATIOS/SUPPLEMENTAL DATA                    2001        2000        1999        1998        1997
 --------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)                    $106,086    $74,003     $67,269     $67,078     $50,411
 Average net assets (000)                         $90,698     $67,151     $65,911     $61,786     $48,123
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                            .78%        .79%        .82%        .81%        .91%
 Net investment income                              4.83%       6.23%       5.54%       5.54%       5.54%
 Portfolio turnover rate                             472%        483%        368%        327%        323%


1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

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

Financial Highlights

INTERMEDIATE-TERM BOND PORTFOLIO





 INTERMEDIATE-TERM BOND PORTFOLIO (FISCAL YEARS ENDED 12-31)
        PER SHARE OPERATING PERFORMANCE       2001        2000        1999        1998        1997
 -------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR         $10.23       $9.92      $10.36      $10.42      $10.30
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         .52         .63         .56         .63         .58
 Net realized and unrealized gains
  (losses) on investment transactions          .29         .34        (.43)        .09         .28
 TOTAL FROM INVESTMENT OPERATIONS              .81         .97         .13         .72         .86
 -------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income         (.54)       (.63)       (.57)       (.61)       (.57)
 Distributions in excess of net
  investment income                             --        (.03)         --          --          --
 Distributions from net realized gains        (.27)         --          --        (.17)       (.17)
 TOTAL DISTRIBUTIONS                          (.81)       (.66)       (.57)       (.78)       (.74)
 NET ASSET VALUE, END OF YEAR               $10.23      $10.23       $9.92      $10.36      $10.42
 TOTAL RETURN(1)                             8.19%      10.10%       1.30%       7.09%       8.57%
 -------------------------------------------------------------------------------------------------
 RATIOS/ SUPPLEMENTAL DATA                    2001        2000        1999        1998        1997
 -------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)             $195,233    $130,715    $112,991    $105,283    $95,071
 Average net assets (000)                  $167,039    $116,330    $108,243    $101,219    $95,575
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                     .66%        .71%        .67%        .66%        .71%
 Net investment income                       4.91%       6.35%       5.63%       5.71%       5.64%
 Portfolio turnover rate                      560%        423%        253%        249%        249%


1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

MORTGAGE BACKED SECURITIES PORTFOLIO





 MORTGAGE BACKED SECURITIES PORTFOLIO (FISCAL YEARS ENDED 12-31)
       PER SHARE OPERATING PERFORMANCE    2001        2000        1999        1998        1997
 ---------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR     $10.31       $9.97      $10.47      $10.45      $10.21
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     .61         .65         .66         .64         .64
 Net realized and unrealized gains
  (losses) on investment transactions      .17         .33        (.50)        .01         .23
 TOTAL FROM INVESTMENT OPERATIONS          .78         .98         .16         .65         .87
 ---------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income     (.65)       (.64)       (.66)       (.63)       (.63)
 TOTAL DISTRIBUTIONS                      (.65)       (.64)       (.66)       (.63)       (.63)
 NET ASSET VALUE, END OF YEAR           $10.44      $10.31       $9.97      $10.47      $10.45
 TOTAL RETURN(1)                         7.79%      10.35%       1.54%       6.37%       8.82%
 ---------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                 2001        2000        1999        1998        1997
 ---------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)         $75,502     $63,234     $67,372     $72,870     $71,596
 Average net assets (000)              $69,767     $61,771     $70,244     $73,737     $71,757
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                 .84%        .83%        .80%        .70%        .88%
 Net investment income                   5.74%       6.60%       6.31%       6.14%       6.21%
 Portfolio turnover rate                   72%         74%         14%         24%        128%


1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

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

Financial Highlights

U.S. GOVERNMENT MONEY MARKET PORTFOLIO





 U.S. GOVERNMENT MONEY MARKET PORTFOLIO (FISCAL YEARS ENDED 12-31)
      PER SHARE OPERATING PERFORMANCE  2001        2000        1999        1998        1997
 ------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                $1.00       $1.00       $1.00       $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 .037        .058        .045        .048        .049
 TOTAL FROM INVESTMENT OPERATIONS      .037        .058        .045        .048        .049
 ------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                              (.037)      (.058)      (.045)      (.048)      (.049)
 TOTAL DISTRIBUTIONS                  (.037)      (.058)      (.045)      (.048)      (.049)
 NET ASSET VALUE, END OF YEAR         $1.00       $1.00       $1.00       $1.00       $1.00
 TOTAL RETURN(1)                      3.77%       5.87%       4.67%       4.88%       4.95%
 ------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA             2001        2000        1999        1998        1997
 ------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)      $154,982    $122,226    $85,722     $138,848    $42,326
 Average net assets (000)           $132,704    $93,985     $196,853    $106,500    $37,675
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                              .51%        .56%        .43%        .55%        .65%
 Net investment income                3.52%       5.76%       4.64%       4.85%       4.91%


1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Appendix I

                        DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P LONG-TERM ISSUE CREDIT RATINGS:

    AAA -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA -- An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF S&P SHORT-TERM ISSUE CREDIT RATINGS:

    A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

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


DESCRIPTION OF MOODY'S CREDIT RATINGS:



    Aaa -- Bonds and preferred stock rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.



    Aa -- Bonds and preferred stock rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



    A -- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



    Baa -- Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



    Ba -- Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



    B -- Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Appendix I


    Note: Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S SHORT-TERM AND COMMERCIAL PAPER RATINGS:

    Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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

Appendix II
EXEMPTIONS

The following is the text of the proposed and final exemptions from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TARGET by certain retirement plans.

PROPOSED EXEMPTION

FEDERAL REGISTER
VOL. 58, No. 131
Monday, July 12, 1993
Notices

DEPARTMENT OF LABOR (DOL)
Pension and Welfare Benefits Administration (PWBA)
.. . .

Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY

[Application No. D-9217]

PROPOSED EXEMPTION

SECTION I. COVERED TRANSACTIONS

The Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR part 2570, subpart B (55 FR 32836, August 10, 1990). If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in

Appendix II

connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

    This exemption is subject to the following conditions that are set forth below in Section II.

SECTION II. GENERAL CONDITIONS

    (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

    (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

    (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

    (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

    (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

    (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

    (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

    (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

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

    (9) The quarterly investment advisory fee that is paid by a Plan to

Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

    (10) With respect to its participation in the Target Program prior to purchasing Trust shares,

          (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:

             (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.

             (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.

             (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).

             (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.

             (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.

             (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.

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             (7) As applicable, an explanation by a Prudential Securities
        Financial Advisor (the Financial Advisor) to section 404(c) Plan participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.

             (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

          (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

          (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) independent of PMF and its affiliates and
     (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

          (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

     (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:

          (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

          (b) Telephone quotations from Prudential Securities of such Plan's account balance.

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          (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.

          (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

          (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

             (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.

             (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant (the Disclosed Account), the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.

          (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.

          (g) Periodic meetings with Financial Advisors, Independent Plan Fiduciaries or if applicable, participants of Section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

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    (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.

    (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:

             (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);

             (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

             (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

             (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

          (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.

SECTION III. DEFINITIONS

For purposes of this exemption:

    (1) An "affiliate" of Prudential Securities includes --

          (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

          (b) Any officer, director or partner in such person, and

          (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

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    (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either

          (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan,

          (b) A participant in a Keogh Plan,

          (c) An individual covered under a self-directed IRA which invests in Trust shares, or

          (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.
    Effective date: If granted, this proposed exemption will be effective March 15, 1993.

SUMMARY OF FACTS AND REPRESENTATIONS

    1. The parties to the transactions are as follows:

          a. Prudential Securities, located in New York, New York, is an indirect, wholly owned subsidiary of the Prudential Insurance Company of America (Prudential), the largest insurance company in the United States and the second largest insurance company in the world. Prudential Securities offers a broad spectrum of financial services to both individual and institutional investors including cash management services, retirement and financial planning services, mutual funds, investment management services and insurance and annuity services. Among these services are a variety of asset allocation programs. The investment management and financial services that comprise Prudential Securities are involved with the management of more than $50 billion in assets. Prudential Securities assists investors in selecting Portfolios for investment in the Trust. In addition, Prudential Securities serves as the distributor of Trust shares and provides investment allocation advice to investors.

          b. PMF, which is located in New York, New York, is an indirect wholly owned subsidiary of Prudential. PMF is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the 1940 Act). PMF was incorporated in May 1987 under the laws of the State of Delaware.

          Currently, PMF is the investment manager to 35 open-end investment companies, constituting all of the Prudential mutual funds. In addition, PMF serves as investment manager or administrator to 19

81
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     closed-end investment companies. These companies collectively have total assets of approximately $41 billion. PMF serves as the investment manager of the Trust and the underlying Portfolios.

          c. Prudential Mutual Fund Services, Inc. (PMFS) of Edison, New Jersey is a wholly owned subsidiary of PMF. PMFS will serve as Transfer Agent and Dividend Disbursing Agent for the Trust. In these capacities, PMFS maintains certain books and records for the Trust.

          d. Ibbotson Associates, Inc. (Ibbotson) of Chicago, Illinois, is an investment consulting, data and software products firm that specializes in applying investment theories and empirical findings to current business practice. Ibbotson is not related to Prudential or its affiliates. Ibbotson has developed software for the Target Program (described herein) which involve investment profile matrices and asset allocation methodologies. These matrices and methodologies translate investor needs, preferences and attitudes into suggested portfolio allocations. Ibbotson will maintain and update the software package from time to time as deemed appropriate by Prudential Securities.

    2. On July 31, 1992, Prudential Securities formed the Trust, a no load, open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware business trust and it has an indefinite duration. As of September 22, 1992, the Trust had no assets.

    The Trust consists of nine different portfolios which range from the U.S. Government Money Market Portfolio to the International Equity Portfolio and which pay monthly or annual dividends to investors. The composition of the Portfolios covers a spectrum of investments which include U.S. Government-related securities or equity or debt securities issued by foreign or domestic corporations. The Portfolios are further categorized under two major groupings -- Equity and Income. No Portfolio of the Trust is permitted to invest any of its assets in securities issued by Prudential Securities or companies which are directly or indirectly controlled by, or under common control with Prudential Securities. Further, no Portfolio of the Trust may engage in principal transactions with Prudential Securities or its affiliates.

    3. Shares in the Trust are being offered by Prudential Securities, as distributor, to participants in the Target Program. The Target Program is an investment advisory service pursuant to which the Asset Management Group of Prudential Securities, in its capacity as investment adviser to participants in the Target Program, in conjunction with Ibbotson, directly provides to investors

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asset allocation recommendations and related services with respect to the
Portfolios based on an evaluation of an investor's investment objectives and risk tolerances.

    The Target Program is designed for mid-sized investors with assets of $10,000 -- $1 million. To participate in the Trust, each investor must open a brokerage account with Prudential Securities by making a current, minimum initial investment of $10,000.(3)

    Although PMF anticipates that investors in the Trust will consist of institutions and individuals, it is proposed that prospective investors include Plans for which PMF may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PMF or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

    The applicants represent that the initial purchase of shares in the Trust by a Plan may give rise to a prohibited transaction where PMF or an affiliate has a party in interest relationship with the Plan. PMF also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PMF and the Plan may have been established at that point.

---------------
3 Shares in the Trust are not certificated for reasons of economy and convenience. PMFS, the Trust's transfer agent, however, maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PMF represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.

  As for the voting rights, PMF states that they are accorded to recordholders of Trust shares. PMF notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as Section 404(c) Plans, PMF believes that most Plans will pass-through the vote to participants on a pro-rata basis.

4 The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the Target Program by an Independent Plan Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Plan Fiduciary must act prudently with respect to the decision to enter into the Target Program with Prudential Securities as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to Prudential Securities and its affiliates. The Department expects that an Independent Plan Fiduciary, prior to entering into the Target Program, to understand fully all aspects of such arrangement following disclosure by Prudential Securities of all relevant information.

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    Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption from Prudential Securities of shares in the Trust by a participating Plan where Prudential Securities does not (a) sponsor the Plan (other than serving as a prototype sponsor) or (b) exercise discretionary authority over such Plan's assets.(5) No commissions or fees are being paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the applicants request that the exemption be made effective as of March 15, 1993.

    4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees) which will initially be comprised of seven members. The Trustees approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios. Three of the Trustees and all of the Trust's executive officers are affiliated with PMF and/or its affiliates. The four remaining Trustees are not affiliated with PMF.

    5. Under its management agreement entered into with the Trust, PMF, as investment manager, manages the investment operations of the Trust, administers the Trust's affairs and is responsible for the selection, subject to the review and approval of the Trustees, of the Sub-Advisers of each Portfolio.(6)

    Through the Target Program, Prudential Securities provides a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, Prudential Securities will furnish copies of an Investor Profile Questionnaire, designed to elicit information about the specific investment

---------------
5 PMF represents that to the extent employee benefit plans that are maintained by PMF purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). The applicants further represent that, although the exemptive relief proposed above would not permit PMF or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

6 Subject to the supervision and direction of the Trustees, PMF provides to the Trust investment management evaluation services principally by performing initial review on prospective Sub- Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, PMF considers, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. PMF has the responsibility for communicating performance expectations and evaluations to the Sub- Advisers and ultimately recommending to the Trustees whether the Sub-Advisers' contracts should be renewed.

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needs, objectives and expectations of the investor, to the Independent Plan
Fiduciary or participant of a Title I Plan, as provided below, or to an IRA or a Keogh Plan. In the case of a Plan where the Independent Plan Fiduciary has established a Disclosed Account in the name of each Plan participant (such as in a section 404(c) Plan), Prudential Securities will furnish copies of the Investor Profile Questionnaire to each of the Plan participants for response. However, if the Independent Plan fiduciary establishes an Undisclosed Account with Prudential Securities in the name of the Plan, Prudential Securities will provide the Independent Plan Fiduciary, upon oral or written request and at no additional cost, with sufficient copies of the Investor Profile Questionnaire so that the Independent Plan Fiduciary may distribute such questionnaire to Plan participants. Prudential Securities, if requested, will also perform, at no additional cost, the asset allocation analyses for each of these participants.

    6. Based upon data obtained from the Investor Profile Questionnaire, Prudential Securities evaluates the investor's risk tolerances and financial goals. Prudential Securities then provides investment advice as to the appropriate mix of investment Portfolios of the Trust that are designed to balance the investor's goals, objectives and risk tolerances as part of a long-term investment strategy.

    The applicants represent that Prudential Securities does not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, the applicants represent that all of Prudential Securities' recommendations and evaluations are presented to the Independent Plan Fiduciary and are implemented only if accepted and acted upon by such Independent Plan Fiduciary. However, in the case of a Plan such as a section 404(c) Plan, PMF represents that Independent Plan Fiduciaries or participants in such Plan are presented with Prudential Securities' recommendations and evaluations depending upon the type of account the Independent Plan Fiduciary has established with Prudential Securities.

    7. With respect to an Undisclosed Account, the applicants represent that Prudential Securities' recommendations will be presented to the Independent Plan Fiduciary and such fiduciary will advise Prudential Securities of the investment to be made for the Plan. However, with respect to a Disclosed Account, the applicants note that Prudential Securities' recommendations will be presented to the participants who will be responsible for acting upon that recommendation.

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    8. The applicants note that not all of the services described above will be provided to every Plan. The services provided to each Plan or to each Plan participant will depend on what is decided upon by the Independent Plan Fiduciary. The applicants represent that an Independent Plan Fiduciary may decide for its own reasons to establish an Undisclosed Account with Prudential Securities under which Prudential Securities is not required to provide investment allocation services to each Plan participant. The applicants state that an Independent Plan Fiduciary may already have an established relationship with a recordkeeper which, depending on the recordkeeper's accounting system, makes it administratively desirable for the Independent Plan Fiduciary to invest a Plan's assets on an undisclosed basis instead of on a disclosed basis. The recordkeeper would be responsible for making allocations to each participant's account in the Plan.

    However, if the Independent Plan Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays Prudential Securities if the investment in the Target Program is $100,000 or less. Only investments in excess of $100,000 in the Target Program can result in the payment to Prudential Securities of a quarterly investment allocation fee that is lower than 1.35 percent. (See Representation 17.)(7)

    9. Based upon the investment advice and recommendations, which may or may not be adopted, the Independent Plan Fiduciary, with respect to an Undisclosed Account, the Plan participant, with respect to a Disclosed Account, or the IRA or Keogh Plan participant, as applicable, selects the specific Portfolios. Prudential Securities will continue to render Portfolio selection advice to Plans or Plan fiduciaries relating to asset allocations among the selected Portfolios.

    10. As stated above, PMF is responsible, subject to the supervision and direction of the Trustees, for selecting the Sub-Advisers which will provide discretionary advisory services with respect to the investment of the assets of

---------------
7 In this regard, the Department emphasizes that it expects the Independent Plan
  Fiduciary to prudently consider the relationship of the fees to be paid by the Plan to the level of services to be provided by Prudential Securities. In light of the relatively fixed nature of the fees, Independent Plan Fiduciaries should consider the appropriateness of this arrangement in the context of a section 404(c) Plan where asset allocation advice is not provided directly or indirectly to Plan participants.

  In response to the Department's concern over this matter, Prudential Securities represents that it will amend the Trust Prospectus and Investment Advisory Agreement to include the following statement: "The Independent Plan Fiduciary [has] should] consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by Prudential Securities."

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the individual Portfolios on the basis of their performance in their respective areas of expertise in asset management. PMF represents that there are presently seven Sub-Advisers, all of which are independent of, and will remain independent of, PMF and/or its affiliates.(8) The Sub-Advisers are registered investment advisers under the 1940 Act. They maintain their principal executive offices in various regions of the United States.

    11. Aside from the Investor Profile Questionnaire described above, in order for a Plan to participate in the Target Program, Prudential Securities will provide an Independent Plan Fiduciary with a copy of the Trust Prospectus. This document discusses the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize including a description of the risks.(9) Further, each Independent Plan Fiduciary or if, applicable, Plan participant, will be given a copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon written request to the Trust, Prudential Securities will also provide an Independent Plan Fiduciary or if applicable, Plan participant, with a copy of the respective investment advisory agreement between PMF and the Sub-Advisers. (Independent Plan Fiduciaries or Plan participants will be apprised by Prudential Securities that they may receive the aforementioned information in sales and marketing material and/or in communications made by brokers.)

---------------
8 Although there are presently nine Portfolios comprising the Trust, there are only seven Sub-Advisers because two of the Sub-Advisers manage two Portfolios.

9 In the case of a section 404(c) Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, will make available the Trust Prospectus to section 404(c) Plan participants. If requested by such Plan administrator, trustee or named fiduciary, the Prudential Securities will make available to such Independent Plan Fiduciaries sufficient quantities of Prospectuses for distribution to Plan participants, as well as provide Statements of Additional Information to any parties upon request.

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Appendix II

    With respect to a section 404(c) Plan, Financial Advisors affiliated with Prudential Securities will also explain the services offered under the Target Program as well as the operation and objectives of the Portfolios to either the Independent Plan Fiduciary or to eligible section 404(c) Plan participants depending upon the type of account the Independent Plan Fiduciary establishes with Prudential Securities.(10)

    If accepted as a Trust investor, an Independent Plan Fiduciary will be required by Prudential Securities to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the aforementioned documents. With respect to a Plan that is covered by title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, Prudential Securities will require that such Independent Plan Fiduciary acknowledge in writing receipt of such documents and represent to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program. With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent, in writing, to Prudential Securities that such fiduciary is (a) independent of Prudential Securities and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.

    12. Prudential Securities will provide all parties that execute the investment advisory agreement and in whose name the Target Program account is registered with written confirmations of each purchase and redemption of shares of a Portfolio, telephone quotations of such investor's account balance, a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account (to the extent there are transactions involving the account), and a written quarterly Target

---------------
10 The Department is expressing no opinion as to whether the information provided under the Target Program is sufficient to enable a participant to exercise independent control over assets in his or her account as contemplated by section 404(c) of the Act.

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Program account statement. The Quarterly Account Monitor is designed to include a record of the performance of the client's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the Target Program actually incurred during the period), the client's actual portfolio with a breakdown of investments made in each Portfolio, year to date and cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity and dividends and interest received or reinvested as well as a market commentary. In addition, the Quarterly Account Monitor will contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations. The Quarterly Account Monitor is described in the summary of the Target Program attached to the front of the Trust's Prospectus.

    If an Independent Plan Fiduciary of a section 404(c) Plan opens a Disclosed Account for each Plan participant, such participant will receive a Quarterly Account Monitor reflecting information that pertains to the participant's individual account. However, if an Independent Plan Fiduciary elects to establish an Undisclosed Account with Prudential Securities, then Prudential Securities will provide the Quarterly Account Monitor to the Independent Plan Fiduciary. Such report will contain information relative to the Plan's account.

    In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, Prudential Securities will provide, as applicable, an Independent Plan Fiduciary or a section 404(c) Plan participant with written disclosures of (a) the percentage of each Portfolio's aggregate brokerage commissions that are paid to Prudential Securities and (b) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities, both expressed as cents per share. With respect to a Disclosed Account established for a section 404(c) Plan participant, Prudential Securities will provide the brokerage report to the participant and not to the Independent Plan Fiduciary.

    Further, the Independent Plan Fiduciary or section 404(c) Plan participant, as applicable, will have access to a Financial Advisor for the discussion of any questions that may arise.

89
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Appendix II

    13. A Plan wishing to redeem Trust shares must communicate such request in writing or by telephone to Prudential Securities. Redemption requests received in proper form prior to the close of trading on the New York Stock Exchange (the
NYSE) will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio is required to transmit redemption proceeds for credit to an investor's account with PMF or to an "introducing" broker(11) within 5 business days after receipt of the redemption request. Prudential Securities will place redemption proceeds in the client's brokerage account and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the Trust's U.S. Government Money Market Portfolio) which may be affiliated with Prudential Securities.(12)

    Due to the high costs of maintaining small accounts, the Trust may also redeem an account where the current value is $10,000 or less, provided the Plan has been given at least 30 days' advance written notice in which to increase the account balance to more than the $10,000 amount. The proceeds of such redemption will be deposited in the investor's brokerage account unless Prudential Securities is otherwise instructed.(13)

    14. Shares of a Portfolio may be exchanged by an investor, without the payment of any fees, for shares of another Portfolio at their respective net asset values. However, Portfolio shares are not exchangeable with shares of other Prudential Mutual Funds.

---------------
11 Prudential Securities provides clearance, settlement and other back office services to other broker-dealers. Prudential Securities may also provide confirmations and account statements to clients of brokers who have "introduced" clients to Prudential Securities. If a Plan uses an introducing broker, the arrangement between the Plan and that broker will define whether the broker is authorized by the Plan to accept redemption proceeds.

12 The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by Prudential Securities, of redemption proceeds in an affiliated money market fund where the Plan investor has not given investment instructions. The applicants represent that to the extent Prudential Securities is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

13 The 30 day limit does not restrict a Plan's ability to redeem its interest in the Trust. The 30 day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with Prudential Securities to an amount in excess of $10,000. If desired, the Plan may still follow the redemption guidelines described in Representation 13 above.

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    15. With respect to brokerage transactions that are entered into under the
Target Program for a Portfolio, such transactions may be executed through Prudential Securities, if in the judgment of the Sub-Adviser, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge at least as comparable to those of other qualified broker-dealers. In addition, Prudential Securities may not execute transactions for a Portfolio on the floor of any national securities exchange but it may effect transactions by transmitting orders to other brokers for execution. In this regard, Prudential Securities is required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio.

    16. Each Portfolio bears its own expenses, which generally include all costs that are not specifically borne by PMF, Prudential Securities, the Sub-Advisers or PMFS. Included among a Portfolio's expenses are costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees, nor will any Portfolio incur distribution expenses.

    17. The total fees that are paid to Prudential Securities and its affiliates will constitute no more than reasonable compensation. In this regard, for its asset allocation and related services, Prudential Securities will charge an investor a quarterly investment advisory fee. The "outside fee," which is computed quarterly, ranges annually from .50 percent up to a maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios. The outside fee will be charged directly to an investor and it will not be affected by the allocation of assets among the Equity or the Income Portfolios nor by whether an investor follows or ignores Prudential Securities' advice.(14) The outside fee can be negotiated to below the 1.35 percent maximum only if the Plan invests an aggregate amount of $100,000 or greater in the Target Program.

---------------
14 Prudential Securities represents that the outside fee is not imposed on the accounts of employees of Prudential and its subsidiaries, including PMF, the accounts of their immediate families, IRAs and certain employee pension benefit plans for these persons. With respect to employee benefit plans maintained by PMF or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

91
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Appendix II

In the case of Plans, the outside fee may be paid by the Plan or by the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA beneficiary directly.

    For Plan investors, the outside fee will be payable in full within 6 business days after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the Target Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee is based on the value of assets in the Target Program measured as of the last calendar day of the previous quarter and is payable on the fifth business day of the current quarter.(15)

    18. Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later. In the case of redemptions aggregating $10,000 or more during a quarter, the fee will be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter.

    In addition, for investment management and related services provided to the Trust, PMF is paid, from each Portfolio, a management fee which is computed daily and paid monthly at an annual rate ranging from .25 percent to .70 percent of the value of the Portfolio's average daily net assets depending upon the Portfolio's objective. From these management fees, PMF compensates the Sub-Advisers. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by PMF to the Sub-Adviser, varies from 12.5 to 30 basis points depending on the

---------------

15 The applicants represent that an Independent Plan Fiduciary or Plan participant may change Portfolio allocations on any business day and there are no limitations as to how frequently Portfolio allocations can be made. The applicants also state that assets which are subsequently added to a Target Program account after the beginning of any calendar quarter (and are allocated in accordance with the Independent Plan Fiduciary's or participant's asset allocation decision) will not be subject to the outside fee for that quarter until such additional investments "aggregate" (i.e., new money invested during the quarter) $10,000 or more. When this occurs, the applicants explain that the outside fee will be assessed on such additional assets and will be payable six business days thereafter (pro-rated based on the length of time remaining in the current calendar quarter). If the additional investments have not reached the $10,000 level by the last day of the calendar quarter, the applicants state that such investments will start being subject to the outside fee as of the first business day of the next calendar quarter.

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Portfolio. In addition, pursuant to a Transfer Agency and Service Agreement with the Trust, PMFS will be paid an annual fee of $35 per Target Program participant out of the operating expenses of the Portfolios.(16)

    19. The management fees that are paid at the Portfolio level to PMF and the Sub-Advisers are set forth in the table below. As noted in the table, the sum of the management fees paid by a Portfolio to PMF and the Sub-Advisers (S-A) and retained by such entities equals the total management fee paid by the Portfolio.

 -----------------------------------------------------------------------------
                                                 TOT. MGT.  S-A RET.  PMF RET.
                   PORTFOLIO                      FEE (%)   FEE (%)   FEE (%)
 EQUITY:
   Large capitalization value portfolio                .60       .30       .30
   Large capitalization growth portfolio               .60       .30       .30
   Small capitalization value portfolio                .60       .30       .30
   Small capitalization growth portfolio               .60       .30       .30
   International equity portfolio                      .70       .40       .30
 INCOME:
   U.S. Government Money Market portfolio              .25      .125      .125
   Mortgage backed securities portfolio                .45       .25       .20
   Intermediate-term bond portfolio                    .45       .25       .20
   Total return bond portfolio                         .45       .25       .20

    20. PMF proposes to offset, quarterly, against the outside fee that will be paid to Prudential Securities such amount as is necessary to assure that PMF retains no more than 20 basis points (the Reduction Factor) from any Portfolio on investment of assets attributable to any Plan.(17)

    Under the proposed fee offset, a Reduction Factor of .10 percent will be applied against Prudential Securities' quarterly outside fee with respect to the value of the Plan assets that have been invested in the Equity Portfolios only. As noted above, the Income Portfolios do not involve a Reduction Factor because the fee retained by PMF for these Portfolios does not exceed 20 basis points.

---------------
16 The applicants represent that if an Undisclosed Account is established by an Independent Plan Fiduciary only one $35 fee will be levied.

17 Prudential Securities asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PMF among the Portfolios (except that the fee paid by the U.S. Government Money Market Portfolio to PMF is equal to 12.5 basis points).

93
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Appendix II

    The Department, in conjunction with the applicants, has developed the following example to demonstrate how the fee offset mechanism will work and determine the aggregate fee that a hypothetical Plan investor might expect to pay to both Prudential Securities and PMF in a given calendar quarter or year:

    Assume that as of March 31, 1993, the average daily value of Trust shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Portfolios: (1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would not retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .125 percent; (2) Total Return Bond Portfolio in which the Plan made a $200 investment and from which PMF would retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .20 percent; (3) Small Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent; (4) Large Capitalization Growth Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent and (5) International Equity Portfolio in which the Plan made a $250 investment and from which PMF would be entitled to retain, after payment of the sub-advisory fee to the Sub-Adviser, an inside fee of .30 percent.

    Assume that the Plan investor pays the maximum annual outside fee of 1.35 percent on the Portfolios so that the total outside fee for the calendar quarter April 1 through June 30, 1993, prior to the offset, would be:

 --------------------------------------------------------------------------
                                                                    OUTSIDE
                                             AMOUNT   MAX. OUTSIDE  FEE FOR
                 PORTFOLIO                  INVESTED   QUART. FEE   QUART.
 U.S. Government Money Market portfolio          $50    1.35%(.25)  $0.1688
 Total return bond portfolio                     200    1.35%(.25)    .6750
 Small capitalization growth portfolio           250    1.35%(.25)    .8438
 Large capitalization growth portfolio           250    1.35%(.25)    .8438
 International equity portfolio                  250    1.35%(.25)    .8438
 TOTAL                                        $1,000                $3.3752

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THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467
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    Under the proposed fee offset, the outside fee charged to the Plan must be reduced by the Reduction Factor to ensure that PMF retains an inside fee of no more than .20% from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

 ------------------------------------------------------------------------------
                                                                      PMF RET.
                                              PMF. RET.  RED. FACT.  FEE AFTER
                  PORTFOLIO                    FEE (%)      (%)      RED. FACT.
 EQUITY:
   Large capitalization value portfolio            0.30        0.10        0.20
   Large capitalization growth portfolio            .30        0.10         .20
   Small capitalization value portfolio             .30        0.10         .20
   Small capitalization growth portfolio            .30        0.10         .20
   International equity portfolio                   .30        0.10         .20
 INCOME:
   U.S. Government Money Market portfolio          .125          --        .125
   Mortgage backed securities portfolio             .20          --         .20
   Intermediate-term bond portfolio                 .20          --         .20
   Total return bond portfolio                      .20          --         .20

    Under the proposed fee offset, the quarterly outside fee will be reduced with respect to Plan assets in the example that have been invested in the Small Capitalization Growth Portfolio, the Large Capitalization Growth Portfolio and the International Equity Portfolio only (i.e., the Equity portfolios). In the example above, the U.S. Government Money Market Portfolio and the Total Return Bond Portfolio do not require a reduction of the outside fee because the fee retained by PMF for these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the Plan investor is computed as follows:

    (.25)[($250)(.10%) + ($250)(.10%) + ($250)(.10%)] = $.1875.

    In the foregoing example, the Plan investor, like all other investors in the Target Program, would receive a statement for its Target Program account during the fourth week of April 1993. This statement would include a debit notice for the outside fee for the calendar quarter April 1 through June 30, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to Prudential Securities would be determined as follows:

    $3.3752 - $.1875 = $3.1877.

Appendix II

    The account of the Plan investor (as with other investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus).(18)

    Assuming the Plan investor wishes to gain a more realistic perspective of the aggregate quarterly and annual fees that would be paid to both Prudential Securities and PMF at both the Plan level and the Portfolio level, the investor would include within the computation on the net quarterly outside fee, the quarterly inside fee that such investor would be paying to PMF.

    The quarterly, aggregate fee calculation would be computed as follows:
$3.1877, representing the quarterly net outside fee paid to Prudential Securities + (.25) [(.125%)($50) + (.20%)($200) + (.30)($250 + $250 + $250)] or
$.6781, representing the quarterly inside fee paid to PMF = $3.8658, which represents the quarterly fee that would be paid to Prudential Securities and PMF for services provided to the Plan investor.

    The total annual fee that the Plan investor would pay to both Prudential Securities and PMF would be equal to (4)[$3.1877 (net outside fee) + $.6781 (inside fee)] or $15.4632 per $1,000 investment, or a total fee percentage of 1.55%.

    21. Because PMF will retain an inside fee of 12.5 basis points with respect to assets invested in the U.S. Government Money Market Portfolio, the applicants note that a potential conflict may exist by reason of the variance in net inside fees among the U.S. Government Money Market Portfolio and the other Portfolios. The applicants also recognize that this factor could result in the recommendation by Prudential Securities of a higher fee-generating Portfolio to an investing Plan. To help address this potential conflict, Prudential Securities will disclose to all participants in the Target Program the fee differentials of the various Portfolios.

---------------
18 The foregoing example illustrates that fact that the outside fee and the fee offset are computed contemporaneously and that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants represent that PMF will not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid (i.e., on or about the sixth business day of the first month of the calendar quarter). Since the inside fee is paid at the end of each calendar month, Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

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    22. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and the Securities and Exchange Commission, at all times during regular business hours.

    23. In summary, it is represented that the transactions satisfy the statutory criteria for an exemption under section 408(a) of the Act because: (a) The investment of a Plan's assets in the Target Program will be made and approved by a Plan fiduciary which is independent of Prudential Securities and its affiliates such that Independent Plan Fiduciaries will maintain complete discretion with respect to participating in the Target Program; (b) Independent Plan Fiduciaries will have an opportunity to redeem their shares in the Trust in such fiduciaries' individual discretion; (c) no Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust;
(d) prior to making an investment in the Trust, each Independent Plan Fiduciary will receive offering materials and disclosures from either PMF or Prudential Securities which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the Target Program; (e) Prudential Securities will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria;
(f) any Sub-Adviser that is appointed by Prudential Securities to exercise investment discretion over a Portfolio will always be independent of Prudential Securities and its affiliates; (g) the annual investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio on investment assets attributable to the Plan investor; (h) each Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio; and (i) on a quarterly and annual basis, Prudential Securities will provide written disclosures to Independent Plan Fiduciaries with respect to (1) the percentage of each Trust Portfolio's brokerage commissions that are paid to Prudential Securities and its affiliates and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities as

Appendix II

compared to the average brokerage commission per share paid by each Portfolio to brokers other than Prudential Securities and its affiliates, both expressed as cents per share.

    For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

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

FINAL EXEMPTION

--------------------------------------------------------------------------------

FEDERAL REGISTER

VOL. 58, No. 172

Wednesday, September 8, 1993

Notices

DEPARTMENT OF LABOR (DOL)

Pension and Welfare Benefits Administration (PWBA)

.. . .

Prudential Mutual Fund Management, Inc. (PMF) Located in New York, NY

[Prohibited Transaction Exemption 93-59; Exemption Application No. D-9217]

EXEMPTION

SECTION I. COVERED TRANSACTIONS

The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan; collectively, the Plans) in the Target Portfolio Trust (the Trust) established in connection with such Plans' participation in the Target Personal Investment Advisory Service (the Target Program). In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply to the provision, by Prudential Securities Incorporated (Prudential Securities), of investment advisory services to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of portfolios of the Trust (the Portfolios) in the Target Program for the investment of Plan assets.

    This exemption is subject to the following conditions that are set forth below in Section II.

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

SECTION II. GENERAL CONDITIONS

    (1) The participation of Plans in the Target Program is approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Prudential Securities and/or its affiliates covered by an IRA not subject to title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

    (2) The total fees paid to Prudential Securities and its affiliates constitute no more than reasonable compensation.

    (3) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

    (4) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

    (5) Prudential Securities provides written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

    (6) Any recommendation or evaluation made by Prudential Securities to an Independent Plan Fiduciary are implemented only at the express direction of such independent fiduciary.

    (7) Prudential Securities provides investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios.

    (8) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio is independent of Prudential Securities and its affiliates.

    (9) The quarterly investment advisory fee that is paid by a Plan to Prudential Securities for investment advisory services rendered to such Plan is offset by such amount as is necessary to assure that PMF retains no more than 20 basis points from any Portfolio (with the exception of the U.S. Government Money Market Portfolio for which PMF retains an investment management fee of 12.5 basis points) containing investments attributable to the Plan investor.

    (10) With respect to its participation in the Target Program prior to purchasing Trust shares,
          (a) Each Plan receives the following written or oral disclosures or questionnaires from Prudential Securities or the Trust:
             (1) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the

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

        corporate affiliation existing between Prudential Securities, PMF and its subsidiaries, the compensation paid to such entities and additional information explaining the risks attendant to investing in the Trust.
             (2) Upon written or oral request to Prudential Securities, the Independent Plan Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize, including a description of the risks.
             (3) As applicable, an Investor Profile Questionnaire given to the Independent Plan Fiduciary or eligible participant of a Plan providing for participant-directed investments (the section 404(c) Plan).
             (4) As applicable, a written analysis of Prudential Securities' asset allocation decision and recommendation of specific Portfolios given to the Independent Plan Fiduciary or the participant in a section 404(c) Plan.
             (5) A copy of the investment advisory agreement between Prudential Securities and such Plan relating to participation in the Target Program.
             (6) Upon written request to the Trust, a copy of the respective investment advisory agreement between Prudential Securities and the Sub-Advisers.
             (7) As applicable, an explanation by a Prudential Securities Financial Advisor (the Financial Advisor) to section 404(c) Plan participants or the Independent Plan Fiduciary of the services offered under the Target Program and the operation and objectives of the Portfolios.
             (8) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.
          (b) If accepted as an investor in the Target Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to Prudential Securities, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in subparagraph 10(a) of this section.

          (c) With respect to a section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, or, in some instances, the Plan participant). Such Independent Plan Fiduciary will be required to represent in writing to PMF that such fiduciary is (1) Independent of PMF and its affiliates and
     (2) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.
          (d) With respect to a Plan that is covered under title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMF that such fiduciary is (1) Independent of PMF and its affiliates, (2) capable of making an independent decision regarding the investment of Plan assets, and (3) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the Target Program.
     (11) Subsequent to its participation in the Target Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation:
          (a) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.
          (b) Telephone quotations from Prudential Securities of such Plan's account balance.
          (c) A monthly statement of account from Prudential Securities specifying the net asset value of the Plan's investment in such account to the extent there are transactions by the Plan.
          (d) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.
          (e) A written quarterly monitoring report (the Quarterly Account Monitor) containing a record of the performance of the Plan's assets invested in the Target Program, the rates of return received by the Plan with respect to such investments, the Plan's actual portfolio with a breakdown of investments made in each Portfolio, year to date and

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

     cumulative realized gains and losses and income received from each Portfolio, a summary of purchase, sale and exchange activity, dividends and interest received or reinvested and market commentary. The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.
             (1) In the case of a section 404(c) Plan where the Independent Plan Fiduciary has established an omnibus account in the name of the Plan with Prudential Securities, the Quarterly Account Monitor will be provided to the Independent Plan Fiduciary.
             (2) In the case of a section 404(c) Plan where the Independent Plan Fiduciary opens an account for each Plan participant, the Quarterly Account Monitor will be furnished to each participant and will set forth information pertaining to the participant's individual account.
          (f) Written disclosures to the Independent Plan Fiduciary, on a quarterly and annual basis, of the (1) Percentage of each Portfolio's brokerage commissions that are paid to Prudential Securities and (2) the average brokerage commission per share paid by each Portfolio to Prudential Securities, as compared to the average brokerage commission per share paid by the Trust to brokers other than Prudential Securities, both expressed as cents per share.
          (g) Notification that periodic meetings will be held, upon the request of Plan investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    (12) PMF maintains, for a period of six years, the records necessary to enable the persons described in paragraph (13) of this section to determine whether the conditions of this exemption have been met, except that (a) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PMF and/or its affiliates, the records are lost or destroyed prior to the end of the six-year period, and (b) no party in interest other than PMF shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (13) below.
     (13)(a) Except as provided in section (b) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (14) of this section are unconditionally available at their customary location during normal business hours by:
             (1) Any duly authorized employee or representative of the Department or the Internal Revenue Service (the Service);
             (2) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
             (3) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
             (4) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
          (b) None of the persons described above in subparagraphs (2)-(4) of this paragraph (13) are authorized to examine the trade secrets of PMF or commercial or financial information which is privileged or confidential.

SECTION III. DEFINITIONS

For purposes of this exemption:

    (1) An "affiliate" of Prudential Securities includes --
          (a) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Prudential Securities. (For purposes of this subsection, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)
          (b) Any officer, director or partner in such person, and
          (c) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

    (2) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Prudential Securities and its affiliates and is either:
          (a) A Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares of a section 404(c) Plan,
          (b) A participant in a Keogh Plan,
          (c) An individual covered under a self-directed IRA which invests in Trust shares, or

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

          (d) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a title I Plan that does not permit individual direction as contemplated by section 404(c) of the Act.

    For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on July 12, 1993 at 58 FR 37514.

    EFFECTIVE DATE: This exemption is effective March 15, 1993.

WRITTEN COMMENTS

    The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment letter was submitted by PMF, Prudential Securities and their affiliates (hereinafter, the Applicants) and it suggested certain clarifications to the General Conditions and the Summary of Facts and Representations of the Notice. Discussed below are the changes suggested by the Applicants and the Department's responses to these amendments.

    With respect to the General Conditions of the Notice that are set forth in
Section II, the Applicants suggest that the last sentence of paragraph (e) be clarified to read as follows:
          The Quarterly Account Monitor will also contain an evaluation of a Plan investor's account to assist the Plan ascertaining whether its investment objectives have been met and recommending, if required, changes in Portfolio allocations.

    However, after considering this comment, the Department has decided that further revisions of Condition 11(e) are warranted to reflect the fact that it is the Independent Plan Fiduciary or section 404(c) Plan participant rather than the Plan who makes determinations about the prudence of continuing a Plan or account investment in the Target Program. Therefore, the Department has modified the last sentence of Condition 11(e) as follows:
          The Quarterly Account Monitor will also contain an analysis and an evaluation of a Plan investor's account to assist the Independent Plan Fiduciary or section 404(c) Plan participant in ascertaining whether the investment objectives for a Plan or an individual account have been met and recommending, if required, changes in Portfolio allocations.

    The applicants also suggest that Condition 11(g) of the Notice, which addresses ongoing oral and written disclosures that will be provided by Prudential Securities to Plan investors, be modified to read as follows:
          (g) Periodic meetings will be held at the request of Plan investors with Financial Advisors, Independent Plan Fiduciaries or, if applicable, participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    Although generally agreeing with this comment, the Department believes it would be more comprehensible if the words "Notification that" were inserted at the beginning of this clause to emphasize the fact that Prudential Securities will inform Plan investors of meetings with its Financial Advisors. Therefore, the Department has modified Condition 11(g) as follows:
          (g) Notification that periodic meetings will be held, upon the request of Plan Investors, with Financial Advisors, Independent Plan Fiduciaries or, if applicable participants of section 404(c) Plans, to discuss the Quarterly Account Monitor or other questions that may arise.

    With respect to modifications to the Summary of Facts and Representations of the Notice, the Applicants suggest that the last sentence of the second paragraph of Representation 8 be revised to reflect the fact that, in certain circumstances, the quarterly investment allocation fee can be lower than 1.35 percent. In response to this comment, the Department has revised Representation 8 to read as follows:
          The quarterly allocation fee of 1.35 percent per annum may be lowered in connection with (a) investments of $100,000 or more in the Target Program or (b) the fee offset described in Representation 20.

    The Applicants also request that the Department revise the first sentence of Footnote 9 in which Prudential Securities states that a Plan administrator, trustee or named fiduciary, as the recordholder of Trust share, will make available the Trust Prospectus to section 404(c) Plan participants. The Applicant's explain that Prudential Securities is not in a position to make any statements with respect to actions undertaken by Plan administrators, trustees or named fiduciaries. Therefore, they recommend that the first sentence of Footnote 9 be deleted.

                                                                             106
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

    The Department does not concur entirely with the suggested modification. Rather than deleting the first sentence of the footnote, the Department believes the sentence can be clarified to read as follows:
          In the case of a section 404(c)Plan, Prudential Securities represents that the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares, has agreed to make the Trust Prospectus available to section 404(c)Plan participants.

    With respect to Representation 17 of the Notice, the applicants state that it is possible that the outside fee can be negotiated to a level below .50 percent. However, the Applicants anticipate that this fee will generally be no lower than .50 percent. Therefore, they suggest that the Department revise the third sentence of Representation 17 to reflect that the fee will generally range from .50 percent to a maximum of 1.35 percent. The Department concurs with this change and has revised sentence three of Representation 17 as follows:
          The "outside fee," which is computed quarterly, generally ranges on an annual basis from .50 percent up to a maximum of 1.35 percent of the average annual net assets held in a Target Program account invested by the Plans in the Equity and Income Portfolios.

    The Applicants note that a Plan may be given the option of being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from the Plan's account with Prudential Securities. In the event the Plan elects to be invoiced separately for the outside fee, the Applicants state that the fee is payable 45 days after the end of each calendar quarter or, for additional investments, after such investments aggregate $10,000. Therefore, the Applicants suggest that relevant portions of Representation 17, 18 and 20 of the Notice be revised as well as Footnote 18.

    In response to this change, the Department has revised Representation 17 of the Notice by changing the initial clause of the second paragraph to read "For some Plan Investors" instead of "For Plan Investors" and adding a new third paragraph which should be inserted at the end of the text of this representation. The new paragraph would read as follows:
          Plan Investors will be given the option of either being separately invoiced for the outside fee and paying such fee by check or having the outside fee deducted from their Prudential Securities account. In the event the Plan elects to be invoiced separately for the outside fee, the fee is payable 45 calendar days after the end of the quarter. However, if the

     Plan elects to have the outside fee deducted from its Plan account with Prudential Securities, such outside fee would be payable within 6 business days of the trade date for an initial investment or within 6 business days of the current calendar quarter.

    The Department also wishes to clarify that the term "applicable fee" referred to in the initial sentence of Representation 18 means the "outside fee" which will be paid after a Plan's additional investments in the Trust total $10,000 or more. Therefore, the Department has revised this sentence by placing the term outside fee in parentheticals. The revised sentence reads as follows:
          Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable fee (i.e., the outside fee), pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable 6 business days later.

    To reflect the dual billing procedure that Prudential Securities has established for Plans investing in the Trust, the Department has revised paragraph 5 of the hypothetical example contained in Representation 20 of the Notice. The amended paragraph now reads as follows:
          The account of the Plan Investor (as with other Investors) would be debited on or about April 8, 1993 (i.e., the sixth business day of the calendar quarter) for the amount of the net quarterly outside fee (pursuant to the authorization contained in the Target Program Investment advisory agreement, and as described in the Target Program description attached to the cover of the Trust's Prospectus. However, if the Plan investor is separately invoiced by Prudential Securities, the outside fee would be payable 45 calendar days after the end of the calendar quarter.

    The Department has also amended Footnote 18 by adding new language to that contained in the parenthetical so as to reflect the two payment schedules for the outside fee:
          ***i.e., on or about the sixth business day of the first month of the calendar quarter or within 45 calendar days after the end of the calendar quarter.

                                                                             108
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

    Finally, with respect to the example contained in Representation 20, the Applicants point out that in Clause (1) of the first paragraph of the example (id at 37520) inadvertently includes the word "not" prior to the word "retain." The Department concurs with this change and has deleted the word "not" so that Clause (1) will read as follows:
          ***(1) U.S. Government Money Market Portfolio in which the Plan made a $50 investment and from which PMF would retain, after payment of the subadvisory fee to the Sub-Advisor, an inside fee of .125 percent;

    Upon a review of the entire record, including the written comment received, the Department has determined to grant the exemption subject to the modifications described above.

    FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

                                      Notes

                                                                             110
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

                                      Notes

                                      Notes

                                                                             112
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

                                      Notes

                                      Notes

                                                                             114
THE TARGET PORTFOLIO TRUST  [PHONE ICON] (800) 982-4467

                                      Notes

FOR MORE INFORMATION
Please read this prospectus before you invest in the Portfolios, and keep it for future reference.
-------------------------------------------------------------------------------
         FOR INFORMATION OR SHAREHOLDER QUESTIONS CONTACT
             Prudential Mutual Fund Services LLC
             PO Box 8098

             Philadelphia, PA 19101

             (800) 225-1852
             (732) 482-7555 (Calling from outside the U.S.)
         OUTSIDE BROKERS SHOULD CONTACT
             Prudential Investment Management Services LLC
             PO Box 8310
             Philadelphia, PA 19101
             (800) 778-8769
         VISIT PRUDENTIAL'S WEBSITE AT

             www.prudential.com

-------------------------------------------------------------------------------

Additional information about the Trust can be obtained without charge, and can be found in the following documents
         STATEMENT OF ADDITIONAL INFORMATION (SAI)
             (incorporated by reference into this prospectus)
         ANNUAL REPORT

             (contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year)

         SEMIANNUAL REPORT
-------------------------------------------------------------------------------

You can also obtain copies of Trust documents from the Securities and Exchange Commission as follows
         BY MAIL
             Securities and Exchange Commission
             Public Reference Section
             Washington, DC 20549-0102
         BY ELECTRONIC REQUEST
             publicinfo@sec.gov
             (The SEC charges a fee to copy documents.)
         IN PERSON
             Public Reference Room in Washington, DC
             (For hours of operation, call (202) 942-8090.)
         VIA THE INTERNET
             on the EDGAR Database at http://www.sec.gov
-------------------------------------------------------------------------------


                                  CUSIP        Nasdaq
                                  Numbers      Symbols
Large Capitalization Growth       875921-20-7  TALGX
Small Capitalization Growth       875921-40-5  TASGX
International Equity              875921-50-4  TAIEX
Total Return Bond                 875921-88-4  TATBX
Mortgaged Backed Securities       875921-70-2  TGMBX



                                  CUSIP        Nasdaq
                                  Numbers      Symbols
Large Capitalization Value        875921-10-8  TALVX
Small Capitalization Value        875921-30-6  TASVX
International Bond                875921-87-6  TIBPX
Intermediate-Term Bond            875921-80-1  TAIBX
U.S. Government Money Market      875921-60-3  PUGXX


   TMF158A                           Investment Company Act File No: 811-7064

                         THE TARGET PORTFOLIO TRUST(R)

                      Statement of Additional Information

                                 April 30, 2002



     The Target Portfolio Trust(R) (the Trust) is an open-end, management investment company currently composed of ten separate investment portfolios (the Portfolios) professionally managed by Prudential Investments LLC, formerly Prudential Investments Fund Management LLC (PI or the Manager). Each Portfolio benefits from discretionary advisory services provided by one or two investment advisers (each, an Adviser, collectively, the Advisers) identified, retained, supervised and compensated by the Manager. The Trust consists of the following ten Portfolios:



Equity Portfolios                                                 Debt Portfolios
  - Large Capitalization Growth Portfolio (Large Cap Growth         - International Bond Portfolio
    Portfolio)                                                      - Total Return Bond Portfolio
  - Large Capitalization Value Portfolio (Large Cap Value           - Intermediate-Term Bond Portfolio
    Portfolio)                                                      - Mortgage Backed Securities Portfolio
  - Small Capitalization Growth Portfolio (Small Cap Growth         - U.S. Government Money Market Portfolio
    Portfolio)
  - Small Capitalization Value Portfolio (Small Cap Value
    Portfolio)
  - International Equity Portfolio


     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 982-4467.


     This statement of additional information (SAI) is not a prospectus and should be read in conjunction with the Trust's prospectus dated April 30, 2002, a copy of which may be obtained from the Trust upon request at the address or phone number noted above. The Trust's audited financial statements for the fiscal year ended December 31, 2001 are incorporated in this SAI by reference to the Trust's 2001 annual report to shareholders (File No. 811-7064). You may obtain a copy of the Trust's annual report at no charge by request to the Trust at the address or phone number noted above.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
History of the Trust........................................  B-2
Description of the Portfolios, Their Investments and
  Risks.....................................................  B-2
Investment Restrictions.....................................  B-34
Management of the Trust.....................................  B-36
Control Persons and Principal Holders of Securities.........  B-43
Investment Advisory and Other Services......................  B-44
Brokerage Allocation and Other Practices....................  B-49
Capital Shares, Other Securities and Organization...........  B-53
Purchase, Redemption and Pricing of Shares..................  B-54
Shareholder Investment Account..............................  B-54
Net Asset Value.............................................  B-56
Taxes, Dividends and Distributions..........................  B-58
Performance Information.....................................  B-62
Financial Statements........................................  B-66
Appendix I -- Historical Performance Data...................  I-1
Appendix II -- General Investment Information...............  II-1
Appendix III -- Glossary of Indexes.........................  III-1
-------------------------------------------------------------------


TMF 158 B

                              HISTORY OF THE TRUST

     The Trust was organized as an unincorporated business trust in 1992 under the laws of the State of Delaware.

           DESCRIPTION OF THE PORTFOLIOS, THEIR INVESTMENTS AND RISKS


     CLASSIFICATION. The Trust is an open-end management investment company. Each of the Portfolios is classified as a diversified fund, except for the International Bond Portfolio, which is a nondiversified fund.



     INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objectives of the Portfolios are set forth in the Trust's prospectus. This section provides additional information on the principal investment policies and strategies of the Portfolios, as well as information on certain non-principal investment policies and strategies. The Portfolios may not be successful in achieving their respective objectives and you could lose money.


U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in U.S. government securities.

     U.S. TREASURY SECURITIES. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government include, but are not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Federal Housing Administration, Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

     STRIPPED U.S. GOVERNMENT SECURITIES. A Portfolio may invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; and (3) book-entries at a Federal Reserve member bank representing ownership of obligation components.

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. A Portfolio may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of a Portfolio's shares. See "Mortgage-Backed Securities and Asset-Backed Securities" below.


     Mortgages backing the securities that a Portfolio may purchase include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mort-gages and balloon payment mortgages. A balloon payment mortgage backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create "pass-through securities." A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, a Portfolio may also invest in mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities, commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.


     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.


     ZERO COUPON SECURITIES. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and that, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


     SPECIAL CONSIDERATIONS. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. government securities generally rise and conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they may affect the net asset value (NAV) of a Portfolio.

     At a time when a Portfolio has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the Portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce a Portfolio's capital gains distribution. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

CUSTODIAL RECEIPTS

     Each Portfolio may invest in receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts include "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). Each Portfolio will not invest more than 5% of its net assets in such custodial receipts.


     Custodial receipts held by a third party are not issued or guaranteed by the United States government and are not considered U.S. government securities. Each Portfolio other than the U.S. Government Money Market Portfolio also may invest in such custodial receipts.


MONEY MARKET INSTRUMENTS

     Each Portfolio (other than the U.S. Government Money Market Portfolio) may invest in high-quality money market instruments, including commercial paper of a U.S. or non-U.S. company or foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The U.S. Government Money Market Portfolio will normally limit its investments in money market instruments to securities issued or guaranteed by the U.S. government or its agencies. Money market obligations will be generally U.S. dollar denominated, except with respect to the International Bond Portfolio, where these instruments may also be denominated in foreign currencies. The Mortgage Backed Securities Portfolio will limit its investment in money market investments to those issued by U.S. issuers. Commercial paper will be rated, at the time of purchase, at least A-2 by Standard & Poor's Ratings Group (S&P) or Prime-2 by Moody's Investors Service (Moody's), or the equivalent by another nationally recognized statistical rating organization (NRSRO) or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A1/P1 by S&P or Moody's or the equivalent by another NRSRO.

CORPORATE AND OTHER DEBT OBLIGATIONS


     Each of the Large Cap Value, Small Cap Value, International Equity, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in corporate and other debt obligations. Except where otherwise indicated, each such Portfolio will invest in securities rated A or better or determined by the Adviser to be of comparable quality. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage-backed securities, but corporate debt securities, unlike mortgage backed securities, are not subject to prepayment risk other than through contractual call provisions that generally impose a penalty for prepayment. Fixed-rate debt securities may also be subject to call provisions.


     The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations held by a Portfolio can be expected to vary inversely with changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

     Ratings made available by S&P, Moody's and other NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, each Adviser will also make its own evaluation of these securities on behalf of the Portfolio. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.


     MEDIUM AND LOWER-RATED SECURITIES. Each of the Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in medium- (i.e., rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO) and lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P or the equivalent by another NRSRO). However, no Portfolio will purchase a security rated lower than B by Moody's or S&P or the equivalent by another NRSRO. Securities rated Baa by Moody's or BBB by S&P or the equivalent by another NRSRO, although considered investment grade, possess speculative characteristics, including the risk of default, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.


     Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds" (i.e., securities rated lower than Baa by Moody's or BBB by S&P or the equivalent by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Advisers, under the supervision of the Manager and the Trustees, in evaluating the creditworthiness of an issue whether rated or unrated, take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for each Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Portfolio to purchase and may also have the effect of limiting the ability of a Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Description of Security Ratings" in the Prospectus.

     Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Adviser will consider this event in its determination of whether the Portfolio should continue to hold the securities.

     During the fiscal year ended December 31, 2001, the monthly dollar-weighted average ratings of the debt obligations held by the International Bond, the Total Return Bond and the Intermediate-Term Bond Portfolios, expressed as a percentage of each Portfolio's total investments, were as follows:



                                            PERCENTAGE OF TOTAL
RATINGS                                         INVESTMENTS
-------               ---------------------------------------------------------------
                         INTERNATIONAL           TOTAL RETURN       INTERMEDIATE-TERM
                         BOND PORTFOLIO         BOND PORTFOLIO       BOND PORTFOLIO
                         --------------         --------------      -----------------
AAA/Aaa                      75.89%                 64.19%                57.07%
AA/Aa                        15.04%                 22.77%                 4.17%
A/A                           8.18%                  4.07%                15.80%
BBB/Baa                       0.89%                  6.34%                15.50%
BB/Ba                           --                   2.08%                 3.09%
B/B                             --                    .55%                   --
CCC                             --                     --                  0.11%
Unrated                         --                     --                  4.26%
-------------------------------------------------------------------------------------


     COMMERCIAL PAPER. Each Portfolio may invest in commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


     ADJUSTABLE RATE SECURITIES. Each of the Large Cap Value, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in adjustable rate securities. Adjustable rate securities are debt securities having interest rates that are adjusted or reset at periodic intervals ranging from one month to three years. The interest rate of an adjustable rate security typically responds to changes in general market levels of interest. The interest paid on any particular adjustable rate security is a function of the index upon which the interest rate of that security is based.


     The adjustable rate feature of the securities in which a Portfolio may invest will tend to reduce sharp changes in a Portfolio's net asset value in response to normal interest rate fluctuations. As the coupon rates of a Portfolio's adjustable rate securities are reset periodically, yields of these portfolio securities will reflect changes in market rates and should cause the net asset value of a Portfolio's shares to fluctuate less dramatically than that of a fund invested in long-term fixed-rate securities. However, while the adjustable rate feature of such securities will tend to limit sharp swings in a Portfolio's net asset value in response to movements in general market interest rates, it is anticipated that during periods of fluctuations in interest rates, the net asset value of a Portfolio will fluctuate.

     INFLATION-INDEXED BONDS. The Total Return Bond and Intermediate-Term Bond Portfolios may invest in inflation-indexed bonds issued by governmental entities and corporations. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

FOREIGN SECURITIES


     Each of the International Equity, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in foreign equity and debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments. A Portfolio's investments in foreign government securities may include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, the Government Entities) of countries considered stable by an Adviser. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include mortgage-backed securities issued by foreign government entities including semi-governmental entities.


     A portfolio may invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities, and Brady Bonds, which are long term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans.

     The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.


     CURRENCY RISKS. Because the majority of the securities purchased by the International Equity and International Bond Portfolios are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect each Portfolio's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by each Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will decrease. Under the Internal Revenue Code of 1986, as amended (the Code), the Portfolios are required to separately account for the foreign currency component of gains or losses, which will usually be viewed under the Code as items of ordinary and distributable income or loss, thus affecting the Portfolios' distributable income.


     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the International Equity and International Bond Portfolios value their assets daily in U.S. dollars, the Portfolios will not convert their holdings of foreign currencies to U.S. dollars daily. When a Portfolio converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.


     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Portfolios will treat the euro as a separate currency from the national currency of any member state.



     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Advisers. To the extent that a Portfolio holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Portfolio will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.


     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Portfolio's investments.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES


     MORTGAGE-BACKED SECURITIES -- GENERAL. Each of the Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. In addition, the International Bond Portfolio may invest in mortgage-related securities issued or guaranteed by foreign, national, state or provincial governmental instrumentalities, including semi-governmental agencies.



     GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans;
(4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

     FNMA CERTIFICATES. The Federal National Mortgage Association (FNMA) is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

     FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     FHLMC CERTIFICATES. FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.


     ADJUSTABLE RATE MORTGAGE SECURITIES.  Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     A Portfolio also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on a Securities and Exchange Commission (SEC or Commission) interpretation, a Portfolio's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act of 1940, as amended (1940
Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Portfolio selects CMOs or REMICs that do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities, may not invest more than 5% of its total assets in a single entity, and may not acquire more than 3% of the voting securities of any single such entity.


     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities or MBS strips are derivative multiclass mortgage securities. In addition to MBS strips issued by agencies or instrumentalities of the U.S. government, a Portfolio may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. See "U.S. Government Securities--Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.


     ASSET-BACKED SECURITIES. Each of the Large Capitalization Value, Small Capitalization Value, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.



     TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support that fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. A Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Moreover, slower than expected prepayments may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally lead to increased volatility of net asset value because they tend to fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. A Portfolio may invest a portion of its assets in derivative mortgage-backed securities such as MBS Strips that are highly sensitive to changes in prepayment and interest rates. Each Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and, in certain circumstances, through hedging techniques.



     In addition, mortgage-backed securities that are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage backed securities.



     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.


CONVERTIBLE SECURITIES


     Each Portfolio, other than the U.S. Government Money Market Portfolio, may invest in convertible securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks, which technically are equity securities.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying common stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

LOAN PARTICIPATIONS


     Each of the Intermediate-Term Bond and Total Return Bond Portfolios may invest up to 5% of its net assets in high quality participation interests having remaining maturities not exceeding one year in loans extended by banks to United States and foreign companies. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants that must be met by the borrower.


     The participation interests acquired by a Portfolio may, depending on the transaction, take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified to serve as a custodian for a registered investment company such as the Trust. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When a Portfolio acts as co-lender in connection with a participation interest or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Portfolios believe that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when a Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests, the Portfolio will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets the Portfolio's high quality standard and will continue to do so as long as it holds a participation. For purposes of a Portfolio's requirement to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where a Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes.

     For purposes of each Portfolio's fundamental investment restriction against investing 25% or more of its total assets in any one industry, a Portfolio will consider all relevant factors in determining who is the issuer of a loan participation including the credit quality of the underlying borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of such intermediary was deemed material to the decision to purchase the loan participation, the interest environment, and general economic conditions applicable to the borrower and such intermediary.

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. A Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, a Portfolio will require additional collateral. If the seller defaults, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss.


     A Portfolio will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Portfolio's Adviser. In the event of a default or bankruptcy by a seller, the Portfolio may liquidate the collateral.



     The Portfolios participate in a joint repurchase account with other investment companies managed by PI, pursuant to an SEC order. On a daily basis, any uninvested cash balances of a Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


     Each of the Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.


     Reverse repurchase agreements involve sales by a Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.


     Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.


     A Portfolio will segregate with its custodian cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a

Portfolio may decline below the price of the securities a Portfolio has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities.


     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by a Portfolio for purposes of the percentage limitations applicable to borrowings. See "Borrowing" below.


INTEREST RATE SWAP TRANSACTIONS


     Each of the Mortgage Backed Securities, Intermediate-Term Bond, International Bond and Total Return Bond Portfolios may enter into interest rate swap transactions. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as a hedge and not as a speculative investment.



     Each Portfolio may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes and cash or other liquid assets are segregated, the Manager and the Advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Portfolio. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a custodian that satisfies the requirements of the 1940 Act. To the extent that a Portfolio enters into interest rate swaps on other than a net basis, the amount segregated will be the full amount of a Portfolio's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Portfolios will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.



     The use of interest rate swaps is highly speculative activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Portfolio would diminish compared to what it would have been if this investment technique was never used.


     A Portfolio may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. This amount will not exceed 5% of a Portfolio's net assets. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. Since interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES


     Each Portfolio may hold up to 15% of its net assets in illiquid securities, except for the U.S. Government Money Market Portfolio, which may hold up to 10% of its net assets in illiquid securities. If a Portfolio were to exceed this limit, the Adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 15% of its net assets (10% of net assets for the U.S. Government Money Market Portfolio), as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities that are not readily marketable in securities markets either within or outside of the United States and securities that have legal or contractual restrictions on resale (restricted securities). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Manager anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Advisers will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (that is, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and
(2) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. The Portfolio's investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designated to effect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as "cover" as "liquid." However, with respect to U.S. government securities, a Portfolio may treat the securities it uses as "cover" for written OTC options on U.S. government securities as liquid provided it follows a specified procedure. A Portfolio may sell such OTC options only to qualified dealers who agree that a Portfolio may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     When a Portfolio enters into interest rate swaps on other than a net basis, the entire amount of the Portfolio's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that a Portfolio enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. The Portfolios will also treat non-U.S. government POs and IOs as illiquid securities so long as the staff of the Commission maintains its position that such securities are illiquid.

INVESTMENT COMPANY SECURITIES


     The Portfolios may invest in securities issued by other investment companies that invest in short-term debt securities and that seek to maintain a $1.00 net asset value per share (money market funds). The Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The International Equity and International Bond Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Portfolio bears in connection with its own operations.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES


     Each of the International Equity, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of foreign currency forward contracts, options, futures contracts and options thereon. A Portfolio's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. See "Taxes, Dividends and Distributions." If new financial products and risk management techniques are developed, each Portfolio may use them to the extent consistent with its investment objectives and policies.

     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT
STRATEGIES -- GENERAL. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. A Portfolio, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the Advisor's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate assets in connection with hedging transactions.

     OPTIONS TRANSACTIONS. A Portfolio may purchase and write (that is, sell) put and call options on securities, currencies and financial indexes that are traded on U.S. and foreign securities exchanges or in the over-the-counter market (OTC) to seek to enhance return or to protect against adverse price fluctuations in securities in its portfolio. These options will be on debt securities, aggregates of debt securities, financial indexes (for example, S&P
500) and U.S. government securities. The International Bond Portfolio and International Equity Portfolio may also purchase and write put and call options on foreign currencies and foreign currency futures. A Portfolio may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities or currencies it intends to purchase. A Portfolio may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Portfolio may write.

     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.


     The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline in the market value of the underlying security during the option period.

     A Portfolio will write only "covered" options. A written option is covered if, so long as the Portfolio is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Portfolio's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Portfolio's losses are potentially unlimited. A Portfolio may only write covered put options to the extent that cover for such options does not exceed 25% of the Portfolio's net assets. A Portfolio will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.


     OPTIONS ON SECURITIES. A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other securities, the values of which the Adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.


     A Portfolio may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other debt securities the values of which the Adviser expects will have a high degree of positive correlation to the values of the debt securities that the Portfolio intends to acquire. In such circumstances the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Portfolio.

     A Portfolio may write options on securities in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.


     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. A Portfolio may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, a Portfolio will segregate with its custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money, "i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that a Portfolio's use of straddles will be limited to 5% of the Portfolio's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Portfolio's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counterparty with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. As such, the value of an OTC option is particularly dependent upon the financial viability of the OTC counterparty.



     Exchange traded options generally have a continuous liquid market while OTC options may not. When a Portfolio writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolio will enter into OTC options only with dealers who agree to, and who are expected to be capable of, entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counter party, the Portfolio may be unable to liquidate an OTC option. With respect to options written by a Portfolio, the inability to enter into a closing purchase transaction could result in material losses to the Portfolio.


     OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


     A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration segregated by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written; where the exercise price of the call held is greater than the exercise price of the call written, the Portfolio will segregate cash or other liquid assets with its custodian. A put option written by the Portfolio is "covered" if the Portfolio holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written; otherwise the Portfolio will segregate cash or other liquid assets with its custodian equivalent in value to the exercise price of the option. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will segregate with its custodian for the term of the option cash or other liquid assets having a value equal to or greater than the exercise price of the option. In the case of a straddle written by the Portfolio, the amount segregated will equal the amount, if any, by which the put is "in-the-money."



     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any exchange. However, each of the Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may purchase and write such options should they commence trading on any exchange and may purchase or write OTC Options on GNMA certificates.


     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Portfolio, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Portfolio will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.


     A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate that represents cover. When the Portfolio closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.



     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


     Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.


     In the event of the bankruptcy of a broker through which the Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


     OPTIONS ON SECURITIES INDEXES. Each of the International Equity, Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may purchase and write call and put options on securities indexes in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Portfolio owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.



     When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.


     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

     RISKS OF OPTIONS ON INDEXES. A Portfolio's purchase and sale of options on indexes will be subject to risks described above under "Risks of Options Transactions." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Portfolio would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of each Portfolio to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.


     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Portfolio will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on securities in the index.

     SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Portfolio will write call options on indexes only under the circumstances described herein.


     Price movements in a Portfolio's security holdings probably will not correlate precisely with movements in the level of the index and, therefore, the Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In such event, the Portfolio would bear a loss on the call that is not completely offset by movements in the price of the Portfolio's security holdings. It is also possible that the index may rise when the Portfolio's stocks do not rise. If this occurred, the Portfolio would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree. The preceding sentence does not apply to the International Bond Portfolio, because it is nondiversified.



     Unless a Portfolio has other liquid assets that are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.



     When a Portfolio has written a call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.


     If the Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option

(times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


     FUTURES CONTRACTS. Each of the International Equity, Intermediate-Term Bond, Mortgage Backed Securities, Total Return Bond and International Bond Portfolios may enter into futures contracts and related options that are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance returns, in each case in accordance with regulations of the Commodity Futures Trading Commission (CFTC). These Portfolios, and thus their investors, may lose money through any unsuccessful use of these strategies.


     As a purchaser of a futures contract (futures contract), a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. A Portfolio may purchase futures contracts on debt securities, aggregates of debt securities, financial indexes and U.S. government securities including futures contracts or options linked to LIBOR.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.


     When a Portfolio enters into a futures contract it is initially required to deposit with its custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or other liquid securities equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.



     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract that will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may segregate with its custodian, cash or U.S. government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.



     OPTIONS ON FUTURES CONTRACTS. Each of the International Equity, Intermediate-Term Bond, Mortgage Backed Securities, Total Return Bond and International Bond Portfolios may purchase call and put options on futures contracts that are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account that represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.



     A Portfolio may only write "covered" put and call options on futures contracts. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates with its custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of the Portfolio's assets that can be segregated.



     A Portfolio will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. government securities holdings, it might purchase a put option on an interest rate futures contract, the underlying security that correlates with the portion of the securities holdings the Adviser seeks to hedge.



     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may purchase or sell futures contracts or purchase related options thereon for bona fide hedging transactions without limit. In addition, the Portfolios may use futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premium does not exceed 5% of the market value of the Portfolio's total assets. There is no overall limitation on the percentage of the Portfolio's assets that may be subject to a hedge position. Subject to these limitations, and in accordance with CFTC regulations, the Portfolio is exempt from registration as a commodity pool operator.


     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A Portfolio's successful use of futures contracts and related options depends upon the Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities or currencies being hedged is imperfect and there is a risk that the value of the securities or currencies being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to a Portfolio.

     A Portfolio may sell a futures contract to protect against the decline in the value of securities or currencies held by the Portfolio. However, it is possible that the futures market may advance and the value of securities held in the Portfolio's portfolio may decline. If this were to occur, the Portfolio would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If a Portfolio purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     In order to assure that the Portfolio is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Portfolio does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities that are the subject of the hedge, or
(2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Portfolio; (b) cash held by the Portfolio; (c) cash proceeds due to the Portfolio on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.



     If a Portfolio maintains a short position in a futures contract, it will cover this position by segregating with its custodian, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.



     In addition, if a Portfolio holds a long position in a futures contract, it will segregate cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) with its custodian. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.


     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to hedge its portfolio effectively.

     In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the Adviser.


     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Portfolio's securities. One such risk that may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.



     Successful use of futures contracts is also subject to the ability of an Adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. In addition, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities that are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.


     OPTIONS ON CURRENCIES. Instead of purchasing or selling futures, options on futures or forward currency exchange contracts, each of the International Equity, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Portfolio the right to sell a currency at the exercise price until the option expires. A call option gives the Portfolio the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.


     RISKS OF OPTIONS ON FOREIGN CURRENCIES. Because there are two currencies involved, developments in either or both countries affect the values of options on foreign currencies. Risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


     FOREIGN CURRENCY FORWARD CONTRACTS. Each of the International Equity, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A Portfolio may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.



     A Portfolio's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is (1) the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (cross-hedge) or (2) the purchase of a foreign currency when the Adviser believes that the U.S. dollar may decline against that foreign currency. Although there are no limits on the number of forward contracts that a Portfolio may enter into, it may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any purchase or sale of foreign currency) of the securities being hedged.

     The precise matching of forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Portfolio does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Portfolio does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities holdings or other assets denominated in that currency.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver, then it would be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio would incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


     A Portfolio's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of a Portfolio's securities holdings against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


     Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     An Adviser may use foreign currency hedging techniques, including cross-currency hedges, to attempt to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of a Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a position hedge involving a foreign currency forward contract to (1) sell the currency in which the position being hedged is denominated, or a currency bearing a substantial correlation to the value of such currency, or (2) purchase either the U.S. dollar or a foreign currency expected to perform better than the currency being sold. Position hedges may, therefore, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, a cross-currency hedge cannot protect against exchange rates perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established.



     INDEXED COMMERCIAL PAPER. Each of the International Equity, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. With respect to its investments in this type of commercial paper, a Portfolio will segregate cash or other liquid assets having a value at least equal to the aggregate principal amount of outstanding commercial paper of this type. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.



     LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDEXES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES. A Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. A Portfolio will write put options on foreign currencies and futures contracts on foreign currencies for bona fide hedging purposes only if there is segregated with its custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. In addition, the Portfolio may use futures contracts or related options for non-hedging or speculative purposes to the extent that aggregate initial margin and option premiums do not exceed 5% of the market value of the Portfolio's assets. A Portfolio does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Portfolio's total assets.



     Except as described below, a Portfolio will write call options on indexes only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate with its custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.



     If a Portfolio has written an option on an industry or market segment index, it will segregate with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.



     If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Portfolio writes a call on an index that is in-the-money at the time the call is written, the Portfolio will segregate with its custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which a Portfolio has not written a stock call option and that has not been hedged by the Portfolio by the sale of stock index futures. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or other liquid assets with its custodian, it will not be subject to the requirements described in this paragraph.


     A Portfolio may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Portfolio is subject or to which the Portfolio expects to be subject in connection with future purchases. A Portfolio may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. A Portfolio may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Portfolio's securities holdings alone.

OTHER INVESTMENT STRATEGIES


     LENDING OF SECURITIES. Consistent with applicable regulatory requirements, each of the Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may lend portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Portfolio, and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that a Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.



     A loan may be terminated by the borrower or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by an Adviser to be creditworthy pursuant to procedures approved by the Board of Trustees of the Trust (the Board) and when the income that can be earned from such loans justifies the attendant risks.

Upon termination of the loan, the borrower is required to return the securities to a Portfolio. Any gain or loss in the market price during the loan period would inure to a Portfolio.


     Since voting or consent rights that accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Portfolio's investment in such loaned securities. A Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.



     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Portfolio will only purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, a Portfolio will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of a Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. A Portfolio will also segregate with a Portfolio's custodian bank cash or other liquid assets equal in value to commitments for such when-issued or delayed-delivery securities; subject to this requirement, a Portfolio may purchase securities on such basis without limit. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of a Portfolio's net asset value. Subject to the segregation requirement, a Portfolio may purchase securities without limit. The Advisers do not believe that a Portfolio's net asset value or income will be adversely affected by a Portfolio's purchase of securities on such basis.


     One form of when-issued or delayed-delivery security that the Mortgage Backed Securities Portfolio may purchase is a "to be announced" mortgage-backed security. A "to be announced" mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.


     SHORT SALES. The Mortgage Backed Securities Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (1) segregate with its custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.


     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Portfolio's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

     The Mortgage Backed Securities Portfolio may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.


     BORROWING. Each of the Mortgage Backed Securities, Intermediate-Term Bond, Total Return Bond and International Bond Portfolios may borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or to take advantage of investment opportunities. A Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings.


     The other Portfolios may each borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions. Each of these Portfolios may pledge up to 20% of its total assets to secure these borrowings.

     If a Portfolio borrows to invest in securities, or if a Portfolio purchases securities at a time when borrowings exceed 5% of its total assets, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as "leverage." See "Reverse Repurchase Agreements and Dollar Rolls" above. Except for the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios, no Portfolio will purchase securities if its borrowings exceed 5% of its total assets.

     If any Portfolio's asset coverage for borrowings falls below 300%, such Portfolio will take prompt action (within 3 days) to reduce its borrowings even though it may be disadvantageous from an investment standpoint to sell securities at that time.

SEGREGATED ASSETS


     When a Portfolio is required to segregate assets in connection with certain portfolio transactions, it will designate cash or liquid assets as segregated with the Trust's custodian, State Street Bank and Trust Company (State Street). "Liquid assets" mean cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, marked-to-market daily. These include forward contracts, when-issued and delayed-delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS


     When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Portfolios' shares, each Portfolio, except the U.S. Government Money Market Portfolio, may invest without limit in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its instrumentalities and its agencies. Commercial paper will be rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or the equivalent by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's or the equivalent by another NRSRO. The International Bond Portfolio will only invest in commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or the equivalent by another NRSRO. In addition, each of the Large Cap Value and Small Cap Value Portfolios may invest without limit in corporate and other debt obligations and the Large Cap Growth Portfolio may invest without limit in repurchase agreements when the Adviser believes that a temporary defensive position is appropriate.


PORTFOLIO TURNOVER


     Portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Brokerage Allocation and Other Practices." In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends, and Distributions." During the fiscal year ended December 31, 2001, the portfolio turnover rate for each of the Small Cap Growth, Small Cap Value, International Bond, Total Return Bond and Intermediate-Term Bond Portfolios exceeded 100%. The high portfolio turnover rate for the Small Cap Growth Portfolio was primarily attributable to extreme equity market volatility, resulting in increased trading activity to meet the Portfolio's investment parameters. The Small Cap Value Portfolio's high portfolio turnover was attributable primarily to a portfolio realignment by a new Adviser during December 2001. Two factors were primarily responsible for the International Bond Portfolio's high turnover rate: (1) in early 2001, a new Adviser re-aligned the Portfolio's holdings to correspond to other accounts that the new Adviser managed; and (2) in order to avoid the imposition of Japanese withholding tax on non-Japanese investors, the Portfolio maintained exposure to the overall price movement of Japanese Government Bonds by periodically engaging in forward purchases of, and investing in futures contracts on, such Bonds. The high portfolio turnover rates for the Total Return Bond and Intermediate-Term Bond Portfolios are primarily attributable to investments in mortgage-backed "to-be-announced" securities (TBAs), which allowed the Portfolios to maintain exposure to a pool of mortgage-backed securities before those securities were issued.


                            INVESTMENT RESTRICTIONS


     The Trust has adopted the investment restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a majority of a Portfolio's outstanding voting securities. A "majority of the outstanding voting securities" of a Portfolio, when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding shares.

     A Portfolio may not:

     1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Portfolio of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     2. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge its assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Trust to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security subject to this restriction.

     4. Purchase any security (other than obligations of the U.S. government, its agencies and instrumentalities) if as a result (i) except with respect to the International Bond Portfolio, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer, except as permitted by
Section 5(b)(1) of the Investment Company Act of 1940 or any successor provision on the requirements applicable to diversified investment companies or (ii) 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

     5. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgage-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolios may purchase restricted securities without limit.

     7. Make investments for the purpose of exercising control or management.

     8. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the value of the Portfolio's total assets. For purposes of this limitation on securities lending, the value of a Portfolio's total assets includes the collateral received in the transactions.

     9. Purchase more than 10% of all outstanding voting securities of any one issuer.

     The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the Portfolio's voting securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.


     As a matter of non-fundamental operating policy, a Portfolio will not purchase rights if as a result the Portfolio would then have more than 5% of its assets (determined at the time of investment) invested in rights.


                            MANAGEMENT OF THE TRUST


     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust, (as defined in the 1940 Act), are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." "Fund Complex" consists the Trust and any other investment companies managed by PI.



                                                                                                   NUMBER OF
                                                  TERM OF                                          PORTFOLIOS
                                                 OFFICE(2)                                          IN FUND
                                                 AND LENGTH                                         COMPLEX
                               POSITION WITH      OF TIME           PRINCIPAL OCCUPATIONS           OVERSEEN    OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE         THE TRUST         SERVED            DURING PAST 5 YEARS           BY TRUSTEE   HELD BY TRUSTEE(3)
------------------------       -------------     ----------         ---------------------          ----------   -------------------
Eugene C. Dorsey (75)          Trustee           Since 1996  Retired President, Chief Executive        78       Director (since
                                                             Officer and Trustee of the Gannett                 1996) of First
                                                             Foundation (now Freedom Forum);                    Financial Fund,
                                                             formerly Publisher of four Gannett                 Inc. (First
                                                             newspapers and Vice President of                   Financial) and The
                                                             Gannett Co., Inc.; Chairman of                     High Yield Plus
                                                             Independent Sector, Washington, D.C.               Fund, Inc. (High
                                                             (largest national coalition of                     Yield Plus).
                                                             philanthropic organizations);
                                                             Chairman of the American Council for
                                                             the Arts; Director of the Advisory
                                                             Board of Chase Manhattan Bank of
                                                             Rochester.
Saul K. Fenster, Ph.D. (69)    Trustee           Since 2000  President (since December 1978) of        79       Director (since
                                                             New Jersey Institute of Technology;                2000) of IDT
                                                             Commissioner (since 1998) of the                   Corporation.
                                                             Middle States Association Commission
                                                             on Higher Education; Commissioner
                                                             (since 1985) of the New Jersey
                                                             Commission on Science and
                                                             Technology; Director (since 1998)
                                                             Society of Manufacturing Engineering
                                                             Education Foundation; formerly a
                                                             director or trustee of Liberty
                                                             Science Center, Research and
                                                             Development Council of New Jersey,
                                                             New Jersey State Chamber of
                                                             Commerce, and National Action
                                                             Council for Minorities in
                                                             Engineering.

                                                                                                   NUMBER OF
                                                  TERM OF                                          PORTFOLIOS
                                                 OFFICE(2)                                          IN FUND
                                                 AND LENGTH                                         COMPLEX
                               POSITION WITH      OF TIME           PRINCIPAL OCCUPATIONS           OVERSEEN    OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE         THE TRUST         SERVED            DURING PAST 5 YEARS           BY TRUSTEE   HELD BY TRUSTEE(3)
------------------------       -------------     ----------         ---------------------          ----------   -------------------
Robert E. La Blanc (68)        Trustee           Since 1999  President (since 1981) of Robert E.       74       Director of Storage
                                                             La Blanc Associates, Inc.                          Technology
                                                             (telecommunications); formerly                     Corporation (since
                                                             General Partner at Salomon Brothers                1979), Titan
                                                             and Vice-Chairman of Continental                   Corporation
                                                             Telecom; Trustee of Manhattan                      (electronics, since
                                                             College.                                           1995), Salient 3
                                                                                                                Communications,
                                                                                                                Inc., since 1995),
                                                                                                                Chartered
                                                                                                                Semiconductor Ltd.
                                                                                                                (Singapore) (since
                                                                                                                1998), First
                                                                                                                Financial (since
                                                                                                                1999) and High
                                                                                                                Yield Plus (since
                                                                                                                1999).
Douglas H. McCorkindale (62)   Trustee           Since 1996  Formerly Vice Chairman (March             75       Chairman (since
                                                             1984-May 2000) of Gannett Co. Inc.                 February 2001),
                                                                                                                Chief Executive
                                                                                                                Officer (since June
                                                                                                                2000) and President
                                                                                                                (since September
                                                                                                                1997) of Gannett
                                                                                                                Co. Inc.
                                                                                                                (publishing and
                                                                                                                media) Director of
                                                                                                                Gannett Co. Inc.,
                                                                                                                Continental
                                                                                                                Airlines, Inc.,
                                                                                                                Lockheed Martin
                                                                                                                Corp.) (since 2001)
                                                                                                                and High Yield Plus
                                                                                                                (since 1996).
W. Scott McDonald, Jr. (65)    Trustee           Since 2000  Vice President (since 1997) of            79
                                                             Kaludis Consulting Group, Inc.
                                                             (company serving higher education);
                                                             formerly principal (1995-1997),
                                                             Scott McDonald & Associates; Chief
                                                             Operating Officer (1991-1995),
                                                             Fairleigh Dickinson University;
                                                             Executive Vice President and Chief
                                                             Operating Officer (1975-1991), Drew
                                                             University; Interim President (1988-
                                                             1990), Drew University; and founding
                                                             director of School, College and
                                                             University Underwriters Ltd.

                                                                                                   NUMBER OF
                                                  TERM OF                                          PORTFOLIOS
                                                 OFFICE(2)                                          IN FUND
                                                 AND LENGTH                                         COMPLEX
                               POSITION WITH      OF TIME           PRINCIPAL OCCUPATIONS           OVERSEEN    OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE         THE TRUST         SERVED            DURING PAST 5 YEARS           BY TRUSTEE   HELD BY TRUSTEE(3)
------------------------       -------------     ----------         ---------------------          ----------   -------------------
Thomas T. Mooney (60)          Trustee           Since 1996  President of the Greater Rochester        95       Director, President
                                                             Metro Chamber of Commerce; formerly                and Treasurer of
                                                             Rochester City Manager; formerly                   First Financial,
                                                             Deputy Monroe County Executive;                    (since 1986) and
                                                             Trustee of Center for Governmental                 High Yield Plus
                                                             Research, Inc.; Director of Blue                   (since 1988).
                                                             Cross of Rochester, Monroe County
                                                             Water Authority and Executive
                                                             Service Corps of Rochester.
Stephen Stoneburn (58)         Trustee           Since 1999  President and Chief Executive             74
                                                             Officer (since June 1996) of
                                                             Quadrant Media Corp. (a publishing
                                                             company); formerly President (June
                                                             1995-June 1996) of Argus Integrated
                                                             Media, Inc.; Senior Vice President
                                                             and Managing Director (January 1993-
                                                             1995) of Cowles Business Media; and
                                                             Senior Vice President of Fairchild
                                                             Publications, Inc (1975-1989).
Joseph Weber, Ph.D. (78)       Trustee           Since 2000  Vice President, Finance, Interclass       62
                                                             (international corporate learning)
                                                             since 1991; formerly President, The
                                                             Alliance for Learning; retired Vice
                                                             President, Member of the Board of
                                                             Directors and Member of the
                                                             Executive and Operating Committees,
                                                             Hoffmann-LaRoche Inc; Member, Board
                                                             of Overseers, New Jersey Institute
                                                             of Technology. Trustee and Vice
                                                             Chairman Emeritus, Fairleigh
                                                             Dickinson University.
Clay T. Whitehead (63)         Trustee           Since 1999  President (since 1983) of National        91       Director (since
                                                             Exchange Inc. (new business                        2000) of First
                                                             development firm).                                 Financial and High
                                                                                                                Yield Plus.

                             INTERESTED TRUSTEES(4)



                                                                                                 NUMBER OF
                                                TERM OF                                          PORTFOLIOS
                                               OFFICE(2)                                          IN FUND
                                               AND LENGTH                                         COMPLEX
                              POSITIONS WITH    OF TIME           PRINCIPAL OCCUPATIONS           OVERSEEN    OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE        THE TRUST        SERVED            DURING PAST 5 YEARS           BY TRUSTEE   HELD BY TRUSTEE(3)
------------------------      --------------   ----------         ---------------------          ----------   -------------------
Robert F. Gunia (55)          Vice President   Since 1999  Executive Vice President and Chief       112       Vice President and
                              and Trustee                  Administrative Officer (since June                 Director (since May
                                                           1999) of PI; Executive Vice                        1989) of The Asia
                                                           President and Treasurer (since                     Pacific Fund, Inc.
                                                           January 1996) of PI; President                     and Nicholas-
                                                           (since April 1999) of Prudential                   Applegate Fund,
                                                           Investment Management Services LLC                 Inc.
                                                           (PIMS); Corporate Vice President
                                                           (since September 1997) of Prudential
                                                           Financial, Inc. (Prudential);
                                                           formerly Senior Vice President
                                                           (March 1987-May 1999) of Prudential
                                                           Securities Incorporated (Prudential
                                                           Securities); formerly Chief
                                                           Administrative Officer (July 1989-
                                                           September 1996), Director (January
                                                           1989-September 1996) and Executive
                                                           Vice President, Treasurer and Chief
                                                           Financial Officer (June 1987-
                                                           December 1996) of Prudential Mutual
                                                           Fund Management, Inc. (PMF).
David R. Odenath, Jr. (45)    President and    Since 1999  Officer in Charge, President, Chief      115
                              Trustee                      Executive Officer and Chief
                                                           Operating Officer (since June 1999)
                                                           of PI; Senior Vice President (since
                                                           June 1999) of Prudential; formerly
                                                           Senior Vice President (August
                                                           1993-May 1999) of PaineWebber Group,
                                                           Inc.



Information pertaining to Officers of the Trust who are not also Trustees is set forth below.



                                    OFFICERS



                                              TERM OF OFFICE(2)
                              POSITION WITH     AND LENGTH OF                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE        THE TRUST        TIME SERVED                         DURING PAST 5 YEARS
------------------------      -------------   -----------------                     ---------------------
Judy A. Rice (54)             Vice               Since 2000      Executive Vice President (since 1999) of PI; formerly
                              President                          various positions to Senior Vice President (1992-1999) of
                                                                 Prudential Securities; and various positions to Managing
                                                                 Director (1975-1992) of Salomon Smith Barney, Governor of
                                                                 the Money Management Institute; Member of the Prudential
                                                                 Securities Operating Council and the National Association
                                                                 for Variable Annuities.
George P. Attisano (46)       Secretary          Since 2000      Vice President and Corporate Counsel of Prudential and Vice
                                                                 President and Assistant Secretary of PI (since September
                                                                 2000); formerly Associate Attorney of Kramer Levin Naftalis
                                                                 & Frankel LLP (April 1998-September 2000) and Associate
                                                                 Attorney of Wilkie Farr & Gallagher (September 1996-April
                                                                 1998).

                                              TERM OF OFFICE(2)
                              POSITION WITH     AND LENGTH OF                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE        THE TRUST        TIME SERVED                         DURING PAST 5 YEARS
------------------------      -------------   -----------------                     ---------------------
William V. Healey (48)        Assistant          Since 2000      Vice President and Associate General Counsel (since 1998) of
                              Secretary                          Prudential; Executive Vice President, Secretary and Chief
                                                                 Legal Officer (since February 1999) of PI; Senior Vice
                                                                 President, Chief Legal Officer and Secretary (since December
                                                                 1998) of PIMS, Executive Vice President, Chief Legal Officer
                                                                 and Secretary (since February 1999) of Prudential Mutual
                                                                 Fund Services LLC; Director (since June 1999) of ICI Mutual
                                                                 Insurance Company; prior to August 1998, Associate General
                                                                 Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or
                                                                 director of various affiliates of Mellon Bank and Dreyfus.
Grace C. Torres (42)          Treasurer and      Since 2000      Senior Vice President (since January 2000) of PI; formerly
                              Principal                          First Vice President (December 1996-January 2000) of PI and
                              Financial and                      First Vice President (March 1993-1999) of Prudential
                              Accounting                         Securities.
                              Officer


---------------

(1)Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC; Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



(2)There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy that calls for retirement of Trustees on December 31 of the year in which they reach the age of 75, except that Mr. Weber will retire by December 31, 2002. The table shows the number of years for which they have served as Trustee and/or Officer.



(3)This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.



(4)"Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager, an Adviser or the Distributor.



     The Trust has Trustees who, in addition to overseeing the actions of the Fund's Manager, Advisers and Distributor, decide upon matters of general policy, in accordance with the laws of the State of Delaware and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services -- Manager and Advisers" and "Principle Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Trust's Officers, who conduct and supervise the daily business operations of the Portfolios. Pursuant to the Trust's Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Trust or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.



     Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Trust's Manager and distributed by PIMS.



     Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of Officers and employees of the Trust as well as the fees and expenses of all the Interested Trustees.



                           STANDING BOARD COMMITTEES



     The Board has established two standing committees in connection with the governance of the Trust -- Audit and Nominating.



     The Audit Committee consists of all of the Independent Trustees. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent accountants, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended December 31, 2001.

     The Nominating Committee consists of all of the Independent Trustees. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Trust's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Trust, matters relating to Trustee compensation and expenses and compliance with the Trust's retirement policy. The Nominating Committee did not meet during the fiscal year ended December 31, 2001.



     In addition to the two standing Committees of the Trust, the Board has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Messrs. Dorsey and Mooney serve on the Executive Committee. Independent Trustees from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Trustees and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.



     The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose Boards the Trustees may be asked to serve.



     Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily deferred Trustees fees which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.



     The Trust has no retirement or pension plan for its Trustees.

     The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended December 31, 2001 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Trust's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.



                               COMPENSATION TABLE



                                                                    TOTAL
                                                                COMPENSATION
                                               AGGREGATE          FROM FUND
                                              COMPENSATION      COMPLEX PAID
NAME AND POSITION                            FROM THE TRUST      TO TRUSTEES
-----------------                            --------------    ---------------
Eugene C. Dorsey -- Trustee(2)                  $20,225        $120,833(16/78)(1)
Saul K. Fenster -- Trustee                      $17,880        $110,332(21/79)(1)
Maurice F. Holmes -- Trustee(3)                 $18,050        $  55,333(5/58)(1)
Robert E. La Blanc -- Trustee                   $17,695        $115,333(18/74)(1)
Douglas H. McCorkindale -- Trustee(2)           $15,150        $110,000(17/75)(1)
W. Scott McDonald, Jr. -- Trustee(2)            $17,880        $115,000(21/79)(1)
Thomas T. Mooney -- Trustee(2)                  $14,538        $164,000(28/95)(1)
Stephen Stoneburn -- Trustee                    $17,880        $110,332(18/74)(1)
Joseph Weber -- Trustee                         $17,880        $  55,000(9/62)(1)
Clay T. Whitehead -- Trustee                    $15,150        $173,000(30/91)(1)


---------------

(1)Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.



(2)Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of Trustees, in whole or in part, under the funds' deferred fee agreement, including accrued interest on amounts deferred through December 31, 2001, total value of deferred compensation for the year amounted to $135,070, $91,273, $115,056 and $148,850 for Messrs. Dorsey, McCorkindale, McDonald and Mooney, respectively.



(3)Mr. Holmes retired on March 1, 2002.



     Interested Trustees and Officers do not receive compensation from the Trust or any fund in the Fund Complex and therefore are not shown in the compensation table.



     The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2001.

                         TRUSTEE SHARE OWNERSHIP TABLE



                              INDEPENDENT TRUSTEES



                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                                         DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                          SECURITIES IN THE TRUST                 FUND COMPLEX
---------------                          -----------------------    ---------------------------------------
Eugene C. Dorsey                            $10,001-$50,000                     $10,001-$50,000
                                         (Small Cap Growth and
                                            Small Cap Value
                                              Portfolios)
Saul K. Fenster                                    --                          $50,001-$100,000
Robert E. La Blanc                                 --                            Over $100,000
Douglas H. McCorkindale                            --                            Over $100,000
W. Scott McDonald, Jr.                             --                            Over $100,000
Thomas T. Mooney                                   --                            Over $100,000
Stephen Stoneburn                                  --                            Over $100,000
Joseph Weber                                       --                                 --
Clay T. Whitehead                                  --                          $50,001-$100,000



                              INTERESTED TRUSTEES



                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                                         DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                          SECURITIES IN THE TRUST                 FUND COMPLEX
---------------                          -----------------------    ---------------------------------------
Robert F. Gunia                                    --                            Over $100,000
David R. Odenath, Jr.                              --                            Over $100,000


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of April 5, 2002, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Portfolios.



     As of April 5, 2002, the owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of any Portfolio were as follows:



                                                                                NUMBER OF SHARES
NAME                                    ADDRESS                PORTFOLIO        (% OF PORTFOLIO)
----                                    -------                ---------        ----------------
Campbell Union High School Dist  3235 Union Avenue        MORTGAGE BACKED           445,568/5.8%
Special Building Fund            San Jose CA 95124-2009   SECURITIES
ATTN AGNES VALDEZ
KNS Capital Management LLC       18 Candleberry Ln        U.S. GOVERNMENT         20,864,920/16%
Attn: Kindra K Spector           Weston MA 02493-19101    MONEY MARKET

     As of April 5, 2002, Prudential Securities was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Portfolio:



                                                               NUMBER OF
                         PORTFOLIO                              SHARES      PERCENTAGE
                         ---------                             ---------    ----------
Large Cap Growth............................................   22,230,406       99%
Large Cap Value.............................................   21,983,251       99%
Small Cap Growth............................................   14,057,993       99%
Small Cap Value.............................................    9,759,142       99%
International Equity........................................   15,509,244       99%
International Bond..........................................    2,566,510       99%
Intermediate-Term Bond......................................   20,846,342       99%
Total Return Bond...........................................   10,766,420       99%
Mortgage Backed Securities..................................    7,697,271       99%
U.S. Government Money Market................................  129,884,458       99%


                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND ADVISERS


     The Manager of the Trust is Prudential Investments LLC (PI or the Manager), located at Gateway Center Three, 100 Mulberry Street, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential mutual funds. See "How the Trust is Managed -- Manager" in the Prospectus. As of December 31, 2001, PI managed and/or administered open-end and closed-end management investment companies with assets of approximately $100.8 billion.



     PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC
(PMFS), an affiliate of PI, serves as the transfer agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.



     Pursuant to the Management Agreement with the Trust (the Management Agreement), PI, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of the Trust. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.



     The Manager will review the performance of all Advisers, and make recommendations to the Trustees with respect to the retention and renewal of contracts. PI also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by State Street, the Trust's custodian, and PMFS, the Trust's transfer and dividend disbursing agent. The management services of PI for the Trust are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     The following table sets forth the annual management fee rates currently paid by each Portfolio to PI pursuant to the Management Agreement, and the amount of such fees retained by PI, each expressed as a percentage of the Portfolio's average daily net assets:



                                                           TOTAL         AMOUNT RETAINED
                      PORTFOLIO                        MANAGEMENT FEE      BY MANAGER
                      ---------                        --------------    ---------------
Large Cap Growth.....................................      0.60%              0.30%
Large Cap Value......................................      0.60%              0.30%
Small Cap Growth.....................................      0.60%              0.20%
Small Cap Value......................................      0.60%              0.20%
International Equity.................................      0.70%              0.30%
International Bond...................................      0.50%              0.20%
Total Return Bond....................................      0.45%              0.20%
Intermediate-Term Bond...............................      0.45%              0.20%
Mortgage Backed Securities...........................      0.45%              0.20%
U.S. Government Money Market.........................      0.25%             0.125%



     The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PI, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to the Trust. No jurisdiction currently limits the Trust's expenses.



     In connection with its management of the business affairs of the Trust, PI bears the following expenses:



     (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PI or the Advisers;



     (b) all expenses incurred by PI or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and



     (c) the fees payable to each Adviser pursuant to the subadvisory agreements between PI and each Adviser (each a Subadvisory Agreement).



     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.


     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.



     For the fiscal years ended December 31, 2001, 2000 and 1999, PI received the following management fees:



                                                                 MANAGEMENT FEE PAID
                                                         ------------------------------------
                                                                        AMOUNT
                                                         ------------------------------------
PORTFOLIO                                                   2001         2000         1999
---------                                                   ----         ----         ----
Large Cap Growth.......................................  $2,384,950   $3,487,187   $2,315,968
Large Cap Value........................................   1,654,641    1,458,050    1,679,401
Small Cap Growth.......................................     939,922    1,183,011      903,559
Small Cap Value........................................     969,978      781,820      774,461
International Equity...................................   1,330,740    1,724,937    1,723,039
International Bond.....................................      96,174      104,047      146,497
Total Return Bond......................................     408,140      302,177      296,600
Intermediate-Term Bond.................................     751,675      523,486      487,094
Mortgage Backed Securities.............................     313,951      277,967      316,095
U.S. Government Money Market...........................     331,758      234,962      492,130



     As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board, pursuant to a Subadvisory Agreement, each Adviser manages the securities held by the portion of the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the portion of the Portfolio and places orders to purchase and sell securities on behalf of the portion of the Portfolio it manages. In connection therewith, the Advisers are obligated to keep certain books and records of the Trust.



     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadvisory Agreement may be terminated by the Trust, PI or the Adviser upon not more than 60 days' written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.



     The Manager and the Trust have received an exemptive order from the Commission that permits the Manager, subject to certain conditions, to enter into or amend advisory agreements without obtaining shareholder approval each time. On October 30, 1996 shareholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Manager is permitted to employ new Advisers, change the terms of the Portfolios' subadvisory agreements or enter into a new subadvisory agreement with an existing Adviser after events that cause an automatic termination of the old subadvisory agreement with that Adviser. Shareholders of a Portfolio continue to have the right to terminate a subadvisory agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes or other material amendments to subadvisory agreements that occur under these arrangements.

     The Advisers have agreed to annual subadvisory fee rates paid by the Manager pursuant to the Subadvisory Agreements. These fees are generally lower than the fees the Advisers charge to institutional accounts for which they serve as investment adviser. These fees are computed daily and payable monthly. PI pays to the Advisers the following subadvisory fees expressed as a percentage of the average net assets managed by the relevant Adviser: Large Cap Growth, Large Cap Value and International Bond Portfolios: 0.30%; Small Cap Growth, Small Cap Value and International Equity Portfolios: 0.40%; Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios: 0.25%; and U.S. Government Money Market Portfolio: 0.125%. The following table shows the aggregate subadvisory fees paid to the Advisers.



                                                         SUBADVISORY FEE PAID BY THE MANAGER TO THE
                                                              ADVISER(S) FOR FISCAL YEAR ENDED
                                                                        DECEMBER 31,
                                                         ------------------------------------------
                       PORTFOLIO                             2001           2000           1999
                       ---------                         ------------   ------------   ------------
Large Cap Growth.......................................   $1,192,475     $1,743,594     $1,157,984
Large Cap Value........................................      827,321        729,025        839,701
Small Cap Growth.......................................      626,615        788,674        602,373
Small Cap Value........................................      484,989        521,213        429,427
International Equity...................................      760,423        985,678        984,594
International Bond.....................................       57,704         62,428         87,899
Total Return Bond......................................      226,745        167,876        164,778
Intermediate-Term Bond.................................      417,597        290,825        270,608
Mortgage Backed Securities.............................      174,417        154,426        175,609
U.S. Government Money Market...........................      165,879        117,481        246,066



MATTERS CONSIDERED BY THE BOARD



     The Management and Subadvisory Agreements were last approved by the Board, including all of the Independent Trustees on May 22, 2001, at an in-person meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Trust, the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Trust. The Board requested and evaluated reports from the Manager and Advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.



     With respect to the nature and quality of the services to be provided by the Manager and Advisers, the Board considered the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indexes and peer groups of funds, over the past one, three and five years. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Advisers. The Board reviewed the Manager's and Advisers' use of brokers or dealers that provide research and other services to them, and the benefits that were derived by the Trust from such services. The Board also considered the Manager's and the Advisers' positive compliance history, as neither the Manager nor any of the Advisers has been subject to any significant compliance problems.



     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in character and investment strategy to the Portfolios. The Board noted that the fee rates paid by the Trust, on behalf of the Portfolios, to the Manager were comparable to the median compensation paid by comparable mutual funds. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Advisers. These matters were also considered at the meeting of Independent Trustees.



     The following table identifies each Portfolio's Adviser(s) and indicates the date that the Adviser began service as a subadviser.



                                                                          BEGAN SERVICE AS
       PORTFOLIO                            ADVISER                          SUBADVISER
       ---------                            -------                       ----------------
Large Cap Growth         Columbus Circle Investors (CCI)                 January 5, 1993
                         Oak Associates, Ltd. (Oak)                      January 5, 1993
Large Cap Value          J.P. Morgan Investment Management Inc.          May 24, 2000
                         (J.P. Morgan)(1)
                         Hotchkis and Wiley Capital Management LLC       October 9, 2001
                         (Hotchkis and Wiley)(2)
Small Cap Growth         Sawgrass Asset Management, L.L.C.               May 26, 1999
                         J.P. Morgan Fleming Asset Management (USA),     August 28, 2000
                         Inc. (J.P. Morgan Fleming)(3)
Small Cap Value          Credit Suisse Asset Management, LLC             November 3, 2000
                         (CSAM)(4)
                         EARNEST Partners, LLC (EARNEST Partners)(5)     December 20, 2001
International Equity     Lazard Asset Management (Lazard)                January 5, 1993
International Bond       Fischer Francis Trees & Watts, Inc, (FFTW)(6)   March 5, 2001
Total Return Bond        Pacific Investment Management Company L.L.C.    January 5, 1993
                         (PIMCO)
Intermediate-Term Bond   PIMCO                                           January 5, 1993
Mortgage Backed          Wellington Management Company, LLP              January 5, 1993
  Securities             (Wellington Management)
U.S. Government Money    Wellington Management                           January 5, 1993
  Market


---------------


(1) From January 1, 1995 to May 23, 2000, INVESCO Capital Management, Inc. served as a subadviser to the Large Cap Value Portfolio.



(2)From November 12, 1996 to October 8, 2001, Mercury Advisors served as a subadviser to the Large Cap Value Portfolio and received the same fee that Hotchkis and Wiley currently receives for managing its segment of the Portfolio.



(3) From August 26, 1999 to August 27, 2000, Fleming Asset Management USA (Fleming) served as a subadviser to the Small Cap Growth Portfolio and received the same fee that J.P. Morgan Fleming currently receives for managing its segment of the Portfolio. J.P. Morgan Fleming is the successor entity to Fleming.



(4) From April 12, 1995 to November 2, 2000, DLJ Asset Management Group, Inc. (DLJAM) served as a subadviser to the Small Cap Value Portfolio and received the same fee that CSAM currently receives for managing its segment of the Portfolio. CSAM is the successor entity to DLJAM. On or about May 3, 2002, National City Investment Management Company will replace CSAM.



(5)From January 5, 1993 to December 19, 2001, Lazard served as a subadviser to the Small Cap Value Portfolio and received the same fee that EARNEST Partners currently receives for managing its segment of the Portfolio.

(6) From August 28, 1997 to March 2, 2001, Delaware International Advisers Ltd. served as subadviser to the International Bond Portfolio and received the same fee that FFTW currently receives for managing its segment of the Portfolio.


PRINCIPAL UNDERWRITER AND DISTRIBUTOR


     Prudential Investment Management Services LLC (PIMS), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust but is not compensated by the Trust for those services. PIMS is a subsidiary of Prudential.


OTHER SERVICE PROVIDERS


     State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian for the Trust's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.



     Prudential Mutual Fund Services LLC (PMFS), located at 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Trust. It is an affiliate of PI. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $35.00. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. In addition, the Trust may pay fees for recordkeeping services in respect of certain eligible defined benefit plan investors.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 currently serves as the Trust's independent accountants and, in that capacity, audits the Trust's annual financial statements.

CODES OF ETHICS


     The Trust has adopted a Code of Ethics. In addition, each of the Manager, Advisers and Distributor has adopted its own Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Portfolio is making such investments. The Codes are on public file with, and are available from, the Commission.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


DEBT PORTFOLIOS



     Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolios, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Brokers, dealers or futures commission merchants may receive brokerage commissions on portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker, dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law. The Debt Portfolios do not normally incur any brokerage commission expenses on portfolio transactions. The securities purchased by the Portfolios are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


EQUITY PORTFOLIOS

     Broker-dealers may receive negotiated brokerage commissions on transactions in portfolio securities, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities, one of the Advisers or an affiliate thereof (an affiliated broker).


     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which such affiliated broker acts as principal. Thus, for example, a Portfolio will not deal with an affiliated broker/dealer acting as market maker, and it will not execute a negotiated trade with an affiliated broker/dealer if execution involves an affiliated broker/dealer acting as principal with respect to any part of the Portfolio's order.



     In placing orders for securities for the Portfolios, each Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that an Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While an Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, an Adviser may consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Trust, an Adviser or an Adviser's other clients. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by an Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for an Adviser may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Trust's, and the services furnished by such brokers, dealers or futures commission merchants may be used by an Adviser in providing investment management for the Trust. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. Each Adviser's policy is to pay brokers, dealers and futures commission merchants (other than affiliated brokers) higher commissions for particular transactions than might be charged if a different broker had been selected, on occasions when, in an Adviser's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Adviser is authorized to pay higher commissions on brokerage transactions for the Trust to brokers, dealers and futures commission merchants (other than affiliated brokers) in order to secure research and investment services described above, subject to review by the Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Trustees. While such services are useful and important in supplementing its own research and facilities, the Advisers believe that the value of such services is not determinable and does not significantly reduce expenses.


     Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Prudential Securities to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.


     In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Trust unless the Trust has expressly authorized the retention of such compensation. Section 11(a) provides that an affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by such affiliated broker from transactions effected for the Trust during the applicable period. Brokerage and futures transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed by applicable law.


     The table below sets forth certain information concerning the payment of commissions by the Trust, including the commissions paid to Prudential Securities or any affiliate of the Trust or the Advisers for the three years ended December 31, 2001. For the three years ended December 31, 2001, the International Bond Portfolio and the U.S. Government Money Market Portfolio paid no brokerage commissions.



                                           LARGE CAP                        LARGE CAP                        SMALL CAP
                                        GROWTH PORTFOLIO                 VALUE PORTFOLIO                  GROWTH PORTFOLIO
                                 ------------------------------   ------------------------------   ------------------------------
                                           YEAR ENDED                       YEAR ENDED                       YEAR ENDED
                                          DECEMBER 31,                     DECEMBER 31,                     DECEMBER 31,
                                   2001       2000       1999       2001       2000       1999       2001       2000       1999
                                   ----       ----       ----       ----       ----       ----       ----       ----       ----
Total brokerage commissions
 paid by the Portfolio.........  $461,626   $322,025   $313,639   $117,700   $316,432   $234,396   $541,060   $573,292   $677,480
Total Portfolio brokerage
 commissions paid to affiliated
 brokers.......................        $0         $0     $1,100     $4,720    $21,436    $48,954     $7,860   $126,167    $40,200
Percentage of total Portfolio
 brokerage commissions paid to
 affiliated brokers............        --         --        0.4%      4.01%       6.8%      20.1%       8.6%       4.6%       3.9%
Percentage of the aggregate
 dollar amount of portfolio
 transactions involving the
 payment of commissions to
 affiliated brokers............        --         --        0.4%      1.08%       6.4%      19.1%       9.6%       5.8%       4.9%

                                                   SMALL CAP                      INTERNATIONAL
                                                VALUE PORTFOLIO                  EQUITY PORTFOLIO
                                         ------------------------------   ------------------------------
                                                   YEAR ENDED                       YEAR ENDED
                                                  DECEMBER 31,                     DECEMBER 31,
                                           2001       2000       1999       2001       2000       1999
                                           ----       ----       ----       ----       ----       ----
Total brokerage commissions paid by the
  Portfolio............................  $486,323   $236,749   $234,056   $470,361   $449,871   $333,001
Total Portfolio brokerage commissions
  paid to affiliated brokers...........  $    708   $      0   $      0   $      0   $      0   $      0
Percentage of total Portfolio brokerage
  commissions paid to affiliated
  brokers..............................      .15%         --         --         --         --         --
Percentage of the aggregate dollar
  amount of portfolio transactions
  involving the payment of commissions
  to affiliated brokers................      .05%         --         --         --         --         --



                                       MORTGAGE BACKED
                                          SECURITIES               TOTAL RETURN                INTERMEDIATE-TERM
                                          PORTFOLIO               BOND PORTFOLIO                 BOND PORTFOLIO
                                      ------------------    ---------------------------    --------------------------
                                          YEAR ENDED                YEAR ENDED                     YEAR ENDED
                                         DECEMBER 31,              DECEMBER 31,                   DECEMBER 31,
                                      2001   2000   1999     2001      2000      1999       2001      2000     1999
                                      ----   ----   ----     ----      ----      ----       ----      ----     ----
Total brokerage commissions paid by
  the Portfolio.....................  $ 0    $ 0    $40     $18,624   $ 1,944   $11,096    $14,378   $7,792   $17,285
Total Portfolio brokerage
  commissions paid to affiliated
  brokers...........................  $ 0    $ 0    $ 0     $     0   $     0   $     0    $     0   $    0   $     0
Percentage of total Portfolio
  brokerage commissions paid to
  affiliated brokers................   --     --     --          --        --        --         --       --        --
Percentage of the aggregate dollar
  amount of portfolio transactions
  involving the payment of
  commissions to affiliated
  brokers...........................   --     --     --          --        --        --         --       --        --



     The following table shows the amount of brokerage commissions paid during the year ended December 31, 2001 by certain Portfolios to firms that provided research, statistical or other services to the Advisers, and the percentages of total commissions that these payments represent. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



                                                       AMOUNT OF COMMISSIONS PAID     PERCENTAGE OF TOTAL
                                                       TO FIRMS PROVIDING SERVICES     COMMISSIONS THESE
PORTFOLIO                                                  TO THE ADVISERS(S)         PAYMENTS REPRESENT
---------                                              ---------------------------    -------------------
Large Cap Growth.....................................           $155,355                     33.65%
Small Cap Growth.....................................           $202,623                     37.45%
Small Cap Value......................................           $ 15,075                      3.10%
International Equity.................................           $ 65,900                     14.01%
Intermediate-Term Bond...............................           $    300                      2.09%

     The Trust is required to disclose the Portfolios' holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940
Act) and their parents at December 31, 2001. As of December 31, 2001, the Portfolios held securities of their regular brokers and dealers as shown in the following table:



PORTFOLIO                           BROKER DEALER                 AMOUNT       DEBT/EQUITY
---------                 ----------------------------------    -----------    -----------
Large Cap Growth          Morgan Stanley Dean Witter & Co.      $ 8,637,136      Equity
                          State Street Bank & Trust Co.         $13,632,000       Debt
Large Cap Value           Merrill Lynch & Co., Inc.             $   349,204      Equity
                          Goldman Sachs Group, Inc.             $ 1,354,150      Equity
                          Morgan Stanley Dean Witter & Co.      $ 1,336,966      Equity
Total Return Bond         Bear, Stearns & Co. Inc.              $ 3,346,000       Debt
                          Lehman Brothers, Inc.                 $ 1,099,000       Debt
                          Morgan Stanley Dean Witter & Co.      $ 1,401,000       Debt
                          Salomon Smith Barney Inc.             $   160,000       Debt
                          Donaldson, Lufkin & Jenrette          $   493,000       Debt
                          Securities Corp.
                          JPMorgan                              $   340,000       Debt
Intermediate-Term Bond    Bear, Stearns & Co. Inc.              $12,369,050       Debt
                          JPMorgan Chase                        $ 3,553,935       Debt
                          Morgan Stanley                        $ 2,302,705       Debt
                          Lehman Brothers                       $ 1,498,350       Debt
Mortgage Backed
  Securities              Paribas                               $ 2,945,000       Debt
U.S. Government Money
  Market                  UBS Warburg                           $ 4,643,000       Debt


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Trust, organized as an unincorporated business trust in 1992 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."


     The shareholders of the Portfolios are each entitled to a full vote for each full share of beneficial interest (par value $.001 per share) held (and fractional votes for fractional shares). Shares of each Portfolio are entitled to vote as a class only to the extent required by the provisions of the 1940 Act or as otherwise permitted by the Trustees in their sole discretion. Pursuant to the 1940 Act, shareholders of each Portfolio have to approve changes in certain investment policies of a Portfolio.



     In accordance with the Trust's Agreement and Declaration of Trust, the Board may authorize the creation of additional series of shares and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


     Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share is equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the

Portfolio have been paid. The Trust's shares do not have cumulative voting rights for the election of Trustees.


     The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Shares of the Portfolio may be purchased at a price equal to the next determined net asset value per share.

ISSUANCE OF PORTFOLIO SHARES FOR SECURITIES


     Transactions involving the issuance of Portfolio shares for securities (rather than cash) will be limited to: (i) reorganizations, (ii) statutory mergers, or (iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of a Portfolio, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Manager.


SPECIMEN PRICE MAKE-UP


     Using the net asset value of each Portfolio at December 31, 2001, the offering prices of the Portfolios' shares are as follows:


                                LARGE       LARGE       SMALL       SMALL                                       TOTAL
                                 CAP         CAP         CAP         CAP      INTERNATIONAL   INTERNATIONAL    RETURN
                               GROWTH       VALUE      GROWTH       VALUE        EQUITY           BOND          BOND
                              PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO
                              ---------   ---------   ---------   ---------   -------------   -------------   ---------
Net asset value, offering
  price and redemption
  price.....................   $16.15      $12.45      $10.56      $17.54        $10.10           $7.46        $10.42
                               ======      ======      ======      ======        ======           =====        ======

                                              MORTGAGE    U.S. GOV'T
                              INTERMEDIATE     BACKED       MONEY
                               TERM BOND     SECURITIES     MARKET
                               PORTFOLIO     PORTFOLIO    PORTFOLIO
                              ------------   ----------   ----------
Net asset value, offering
  price and redemption
  price.....................     $10.23        $10.44       $1.00
                                 ======        ======       =====


RESTRICTIONS ON SALES OF PORTFOLIO SHARES


     The payment of redemption proceeds may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange (the NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


                         SHAREHOLDER INVESTMENT ACCOUNT

     The Trust makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each of the Portfolios at net asset value per share on the payment date, unless the Trustees determine otherwise. An investor may direct Prudential Securities in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such distribution at net asset value by returning the check or the proceeds to Prudential Securities within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check or proceeds by Prudential Securities.

EXCHANGE PRIVILEGE


     Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio at their respective net asset values. There are no exchange privileges between the Portfolios and other Prudential or Strategic Partners mutual funds.


     An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university in 10 years.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

         PERIOD OF
          MONTHLY
       INVESTMENTS:          $100,000    $150,000    $200,000    $250,000
---------------------------  --------    --------    --------    --------
25 Years...................   $  105      $  158      $  210      $  263
20 Years...................      170         255         340         424
15 Years...................      289         438         578         722
10 Years...................      547         820       1,093       1,366
 5 Years...................    1,361       2,041       2,721       3,402
See "Automatic Investment Plan."

---------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Trust. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

INDIVIDUAL RETIREMENT ACCOUNTS

     A traditional individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

            CONTRIBUTIONS                 PERSONAL
              MADE OVER:                  SAVINGS       IRA
--------------------------------------    --------    --------
10 years..............................    $ 26,165    $ 31,291
15 years..............................      44,675      58,649
20 years..............................      68,109      98,846
25 years..............................      97,780     157,909
30 years..............................     135,346     244,692

---------------


(1) The chart is for illustrative purposes only and does not represent the performance of the Trust or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Code will not be subject to tax upon withdrawal from the account.


     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders of the Trust through Prudential Securities. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount up to the value of a shareholder's shares in the Trust.


     The shareholder must instruct Prudential Securities of the amount that he or she wishes to withdraw under the Plan, whether such withdrawal should occur monthly, quarterly, semi-annually or annually, and which Portfolios should be redeemed in order to satisfy the request. Prudential Securities will then redeem sufficient full and fractional shares of the applicable Portfolios to provide for the amount of the systematic withdrawal. The Plan may be terminated at any time and the Distributor reserves the right to initiate a fee of up to $5 per systematic withdrawal, upon 30 days' notice to the shareholder. Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan. Retirement plan shareholders should also consult with their plan sponsor to determine if their retirement plan would permit the shareholder to participate in the systematic withdrawal plan.


                                NET ASSET VALUE



     For each Portfolio, other than the U.S. Government Money Market Portfolio, NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. The U.S. Government Money Market Portfolio uses the amortized cost method to determine the value of its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. This method does not take into account unrealized capital gains and losses that may result from the effect of fluctuating interest rates on the market value of the security.

     Each Portfolio will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. Except for the U.S. Government Money Market Portfolio, a Portfolio may not compute its NAV on days on which no orders to purchase, sell or redeem its shares have been received or days on which changes in the value of its portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser, in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by an Adviser under procedures established by and under the general supervision of the Board.



     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the applicable Adviser or the Manager (or Valuation Committee or Board), does not represent fair value, (Fair Value Securities) are valued by the Valuation Committee or Board in consultation with the Manager and Adviser, including, as applicable, their portfolio managers, traders, research and credit analysts and legal compliance personnel on the basis of the following factors; nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the market in which it does business, cost of the investment, transactions in comparable securities, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other report or information deemed reliable by the Manager or Advisers regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other Prudential mutual funds, and such other factors as may be determined by the Advisers, Manager, Board or Valuation Committee to materially affect the value of security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Portfolio's portfolio securities to no longer reflect their value at the time of the Portfolio's NAV calculation. On a day that the Manager determines that one or more of a Portfolio's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Portfolio's NAV and the Manager presents these valuations to the Board for its ratification. Debt investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available otherwise a primary market dealer).



     The U.S. Government Money Market Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments having remaining maturities of thirteen months or less and invests only in securities determined by the Adviser under the supervision of the Board to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the Commission. The Board has established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's securities holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action that it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. This relieves each Portfolio (but not its shareholders) from paying federal income tax on income and capital gains that are distributed to shareholders, and permits net capital gains of each Portfolio (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in each Portfolio. Net capital gains of each Portfolio that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of each Portfolio.



     For federal income tax purposes, the Large Cap Growth, Small Cap Growth, International Equity, International Bond and Mortgage Backed Securities Portfolios had a capital loss carryforward as of December 31, 2001. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Portfolios until future net gains have been realized in excess of such carryforward. In addition, certain Portfolios are electing to treat net currency losses incurred in the two-month period ended December 31, 2001 as having been incurred in the following year. The table below sets forth information on these capital loss carryforwards and net currency losses.



                                                                               NET LOSSES
                                                                                 IN TWO
                                                                              MONTHS ENDED
                                                CAPITAL LOSS    EXPIRATION    DECEMBER 31,
PORTFOLIO                                       CARRYFORWARD       YEAR           2001
---------                                       ------------    ----------    ------------
Large Cap Growth..............................  $11,752,000        2009        $2,125,000
Small Cap Growth..............................   19,057,000        2009         1,258,000
International Equity..........................   23,151,000        2009         7,121,000
International Bond............................      212,000        2007           174,000
                                                    257,000        2008
                                                     79,000        2009
Total Return Bond.............................           --          --           304,000
Intermediate-Term Bond........................           --          --         2,040,000
Mortgage Backed Securities....................       94,000        2002                --
                                                    237,000        2007
                                                    429,000        2008



     Qualification of each Portfolio as a regulated investment company requires, among other things, that (a) each Portfolio derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) each Portfolio diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of each Portfolio's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of each Portfolio's assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of each Portfolio's assets is invested in the securities of any one issuer (other than the U.S. government securities or securities of other regulated investment companies); and (c) each Portfolio distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.



     Gains or losses on sales of securities by each Portfolio will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where a Portfolio acquires a put or writes a call or otherwise holds an offsetting position with respect to the securities. Long-term capital gains are taxed at a rate of up to 20%. Other gains or losses on the sale of securities will be short-term capital gains or losses taxable at ordinary income tax rates. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by each Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by each Portfolio of the option from its holder, each Portfolio will generally realize short-term capital gain or loss. If securities are sold by each Portfolio pursuant to the exercise of a call option written by it, each Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of each Portfolio's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Code that may, among other things, require each Portfolio to defer recognition of losses. In addition, debt securities acquired by each Portfolio may be subject to original issue discount and market discount rules that, respectively, may cause each Portfolio to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     Certain futures contracts and certain listed options (referred to as Section 1256 contracts) will be required to be "marked to market" for federal income tax purposes at the end of each Portfolio's taxable year; that is, treated as having been sold at the fair market value on the last business day of the Portfolio's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.



     Gain or loss on the sale, lapse or other termination of acquired options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions that are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Code. In the case of a straddle, each Portfolio may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by each Portfolio.



     Gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition thereof also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Portfolio shares.


     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV (or net asset value) of a share of each Portfolio on the reinvestment date.


     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of each Portfolio, the investor should carefully consider the impact of dividends or capital gains distributions that are expected to be or have been announced.



     Any loss realized on a sale, redemption or exchange of shares of each Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.



     A shareholder who acquires shares of a Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Portfolio.



     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless generally the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.



     Dividends received by corporate shareholders are generally eligible for a dividends-received deduction of 70% to the extent each Portfolio's income is derived from qualified dividends received by each Portfolio from domestic corporations. Dividends attributable to foreign corporations, interest income, capital gain and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.


     Each Portfolio is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Portfolio is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Portfolio must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, each Portfolio will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which each Portfolio pays income tax is treated as distributed.


     Each Portfolio may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If each Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, each Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus certain interest charge, even if each Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in each Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Each Portfolio may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect at the end of a Portfolio's taxable year the Portfolio will recognize the amount of gain, if any, as ordinary income with respect to the PFIC stock. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of mark-to-market gains recognized in prior years. Alternatively, each Portfolio, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, each Portfolio will be required to include in income each year its pro rata share of the qualified electing Portfolio's annual ordinary earnings and net capital gain, even if they are not distributed to each Portfolio; those amounts would be subject to the distribution requirements applicable to each Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.



     Income received by each Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which each Portfolio will be subject, since the amount of each Portfolio's assets to be invested in various countries will vary. Except in the case of the International Equity and International Bond Portfolios, no Portfolio expects to meet the requirements of the Code for "passing-through" to its shareholders any foreign income taxes paid for purposes of the stockholder's foreign tax credit.

     Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in each Portfolio.

                            PERFORMANCE INFORMATION

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     CURRENT YIELD AND EFFECTIVE YIELD


     The Trust may from time to time advertise the current yield and effective annual yield of the U.S. Government Money Market Portfolio calculated over a 7-day period. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes, divided by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 to calculate the yield on shares of the Portfolio. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the portfolio, and its operating expenses. The Portfolio may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The seven-day yield and effective yield for the U.S. Government Money Market Portfolio as of December 31, 2001 were 1.30% and 1.31%, respectively.



                                                       365/7
              Effective Yield = [(base period return+1)     ]-1



DEBT PORTFOLIOS


     YIELD

     The Trust may from time to time advertise the yield of a Portfolio as calculated over a 30-day period. This yield will be computed by dividing a Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:

                                     a - b    6
                         YIELD = 2[( ----- +1) - 1]
                                      cd

Where: a    =    dividends and interest earned during the period.
       b    =    expenses accrued for the period (net of reimbursements).
       c    =    the average daily number of shares outstanding during the
                 period that were entitled to receive dividends.
       d    =    the maximum offering price per share on the last day of the period.


     The yield for the 30 day period ended December 31, 2001 for each of the International Bond, Total Return Bond, Intermediate-Term Bond and Mortgage Backed Securities Portfolios was 1.96%, 4.05%, 3.95%, and 5.44%, respectively.

     A Portfolio's yield fluctuates, and an annualized yield quotation is not a representation by a Portfolio as to what an investment in the Portfolio will actually yield for any given period. Yields for a Portfolio will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of income and expenses.

     AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the average annual total return of a Portfolio. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                      n
                                P(1+T)  = ERV

Where:  P    =    a hypothetical initial payment of $1,000.
        T    =    average annual total return.
        n    =    number of years.
        ERV  =    ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion
                  thereof).


     The average annual total returns for the one- and five-year and since-inception periods (January 5, 1993 for each Portfolio, except the International Bond Portfolio, which commenced operations May 17, 1994) ended December 31, 2001 are set forth in the following table. These average annual total returns do not reflect the fees associated with the TARGET Program.



        AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2001



                         PORTFOLIO                               ONE YEAR        FIVE YEARS     SINCE INCEPTION
                         ---------                               --------      --------------   ---------------
Large Cap Growth............................................      -30.32%           12.57%           11.88%
Large Cap Value.............................................        1.21%            8.43%           10.56%
Small Cap Growth............................................      -19.33%            5.63%            9.50%
Small Cap Value.............................................       17.23%           12.32%           13.19%
International Equity........................................      -24.56%            1.48%            7.39%
International Bond..........................................       -5.73%           -2.18%            1.03%
Total Return Bond...........................................        7.97%            7.14%            7.31%
Intermediate-Term Bond......................................        8.19%            7.01%            7.05%
Mortgage Backed Securities..................................        7.79%            6.93%            7.13%
US Government Money Market..................................        3.77%            4.82%            4.49%



                          AVERAGE ANNUAL TOTAL RETURN


(AFTER TAXES ON DISTRIBUTIONS AND AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION).



     Average annual total returns (after taxes on distributions and after taxes on distributions and redemption) take into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.



     Average annual total return (after taxes on distributions) is computed according to the following formula:

                                     n
                               P(1+T)  = ATV
                                            D



Where:  P      =     a hypothetical initial payment of $1,000.
        T      =     average annual total return (after taxes on distributions).
        n      =     number of years.
        ATV    =     ending value of a hypothetical $1,000 payment made at the
           D         beginning of the 1-, 5-or 10-year periods at the end of the
                     1-, 5- or 10-year periods (or fractional portion), after
                     taxes on fund distributions but not after taxes on
                     redemption.



     The average annual total return (after taxes on distributions) for each Portfolio for the one- and five-year and since-inception (January 5, 1993 for each Portfolio, except the International Bond Portfolio, which commenced operations May 17, 1994) periods ended December 31, 2001 are set forth in the following table. These average annual total returns (after taxes on distributions) do not reflect the fees associated with the TARGET Program.



           AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)


                      FOR PERIODS ENDED DECEMBER 31, 2001



                         PORTFOLIO                            ONE YEAR   FIVE YEARS   SINCE INCEPTION
                         ---------                            --------   ----------   ---------------
Large Cap Growth............................................   -31.38%      9.24%           8.62%
Large Cap Value.............................................    -1.24%      4.15%           6.63%
Small Cap Growth............................................   -20.53%      0.62%           5.37%
Small Cap Value.............................................    11.81%      8.09%           3.41%
International Equity........................................   -25.84%     -2.39%           3.60%
International Bond..........................................    -6.67%     -3.83%          -1.46%
Total Return Bond...........................................     4.39%      3.32%           3.41%
Intermediate-Term Bond......................................     4.00%      3.13%           3.23%
Mortgage Backed Securities..................................     4.14%      3.22%           3.24%
U.S. Government Money Market................................     2.28%      2.89%           2.69%



     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:



                                     n
                               P(1+T)  = ATV
                                            DR



Where:  P       =     a hypothetical initial payment of $1,000.
        T       =     average annual total return (after taxes on distributions).
        n       =     number of years.
        ATV     =     ending value of a hypothetical $1,000 payment made at the
           DR         beginning of the 1-, 5-or 10-year periods at the end of the
                      1-, 5- or 10-year periods (or fractional portion), after
                      taxes on fund distributions and redemption.



     The average annual total return (after taxes on distributions and redemption) for each Portfolio for the one- and five-year and since-inception (January 5, 1993 for each Portfolio, except the International Bond Portfolio, which commenced operations May 17, 1994) periods ended December 31, 2001 are set forth in the following table. These average annual total returns (after taxes on distributions and redemption) do not reflect the fees associated with the TARGET Program.

 AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) FOR
                        PERIODS ENDED DECEMBER 31, 2001



                         PORTFOLIO                            ONE YEAR   FIVE YEARS   SINCE INCEPTION
                         ---------                            --------   ----------   ---------------
Large Cap Growth............................................   -19.50%      8.76%           7.96%
Large Cap Value.............................................     -.64%      4.69%           6.40%
Small Cap Growth............................................   -12.97%      2.32%           5.71%
Small Cap Value.............................................    10.13%      7.52%           8.57%
International Equity........................................   -15.90%     -0.54%           3.94%
International Bond..........................................    -3.65%     -2.51%          -0.51%
Total Return Bond...........................................     3.82%      3.27%           3.36%
Intermediate-Term Bond......................................     4.01%      3.15%           3.19%
Mortgage Backed Securities..................................     3.64%      3.13%           3.19%
U.S. Government Money Market................................     2.28%      2.89%           2.69%


     AGGREGATE TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Portfolio. A Portfolio's aggregate total return figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

                                     ERV-P
                                  -----------
                                       P

Where:  P    =    a hypothetical initial payment of $1,000.
        ERV  =    ending redeemable value at the end of the 1, 5 or 10 year
                  periods (or fractional portion thereof) of a hypothetical
                  $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.


     The aggregate total returns for each Portfolio for the one- and five-year and since-inception (January 5, 1993 for each Portfolio, except the International Bond Portfolio, which commenced operations May 17, 1994) periods ended December 31, 2001 are set forth in the following table. These aggregate total returns do not reflect the fees associated with the TARGET Program.


           AGGREGATE TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2001


                         PORTFOLIO                            ONE YEAR    FIVE YEARS   SINCE INCEPTION
                         ---------                            ---------   ----------   ---------------
Large Cap Growth............................................    -30.32%      82.23%        174.35%
Large Cap Value.............................................      1.21%      49.29%        146.58%
Small Cap Growth............................................    -19.33%      31.53%        126.18%
Small Cap Value.............................................     17.23%      78.75%        204.59%
International Equity........................................    -24.56%       7.62%         89.79%
International Bond..........................................     -5.73%     -10.43%          8.13%
Total Return Bond...........................................      7.97%      41.18%         88.51%
Intermediate-Term Bond......................................      8.19%      40.30%         84.43%
Mortgage Backed Securities..................................      7.79%      39.80%         85.67%
U.S. Government Money Market................................


     ADVERTISING. Advertising materials for the Trust may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by a Portfolio's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Trust also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of these entities.

     From time to time, advertising materials for the Trust may include information concerning retirement and investing for retirement, may refer to the approximate number of Trust shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

                              FINANCIAL STATEMENTS


     The Trust's financial statements for the fiscal year ended December 31, 2001, incorporated in this SAI by reference to the Trust's 2001 annual report to shareholders (File No. 811-7064), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Trust's annual report at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

                   APPENDIX I -- HISTORICAL PERFORMANCE DATA



     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.



     This following chart shows the long-term performance of various asset classes and the rate of inflation.



                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY



                                  [LINE GRAPH]



Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential mutual fund.



Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.



Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest, equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2001. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary -- Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.



           Historical Total Returns of Different Bond Market Sectors



                                                                YEAR
                       ---------------------------------------------------------------------------------------
                       1991    1992    1993    1994    1995    1996    1997    1998    1999     2000     2001
                       ----    ----    ----    ----    ----    ----    ----    ----    -----    -----    -----
U.S. Government
  Treasury Bonds(1)..  15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%   10.0%   (2.56)%  13.52%   7.23%
U.S. Government
  Mortgage
  Securities(2)......  15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%    7.0%    1.86%   11.16%   8.22%
U.S. Investment Grade
  Corporate
  Bonds(3)...........  18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%    8.6%   (1.96)%   9.39%   10.40%
U.S. High Yield
  Bonds(4)...........  46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%    1.6%    2.39%   (5.86)%  5.28%
World Government
  Bonds(5)...........  16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3)%   5.3%   (5.07)%  (2.63)%  (3.54)%
                       ----    ----    ----    ----    ----    ----    ----    ----    -----    -----    -----
Difference between
  highest and lowest
  returns percent....  30.9%   11.0%   10.3%    9.9%    5.5%    8.7%   17.1%    8.4%    7.46%   19.10%   13.94%


---------------

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.



(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).



(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.



(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.



(5)SALOMON SMITH BARNEY BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential mutual fund.



                    AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS


                     (12/31/1985 - 12/31/2001) (IN U.S.
                    DOLLARS)

(BAR GRAPH)

Sweden                                                                           15.51
Spain                                                                            15.26
Hong Kong                                                                        14.96
Netherland                                                                       14.03
Belgium                                                                          13.78
France                                                                           13.20
USA                                                                              13.14
U.K.                                                                             12.28
Switzerland                                                                      12.21
Europe                                                                           11.92
Denmark                                                                          11.88
Australia                                                                         9.54
Germany                                                                           8.63
Canada                                                                            8.45
Italy                                                                             7.70
Norway                                                                            6.82
Austria                                                                           4.95
Japan                                                                             3.84

---------------


Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/01. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

(Line Graph)

                                                                  CAPITAL APPRECIATION AND
                                                                   REINVESTING DIVIDENDS            CAPITAL APPRECIATION ONLY
                                                                  ------------------------          -------------------------
1976                                                                     10000.00                           10000.00
                                                                          9255.00                            9159.00
                                                                          9561.34                            9350.42
                                                                          9294.58                            8982.95
                                                                          9284.36                            8850.00
                                                                          8826.64                            8302.19
                                                                          9577.78                            8889.98
                                                                         10408.20                            9542.51
                                                                          9895.05                            8944.19
                                                                         10596.60                            9454.01
                                                                         10885.90                            9576.91
                                                                         11718.70                           10173.60
                                                                         11735.10                           10045.40
                                                                         11251.60                            9500.91
                                                                         12769.40                           10631.50
                                                                         14202.20                           11675.50
1980                                                                     15550.00                           12634.10
                                                                         15764.50                           12656.80
                                                                         15402.00                           12211.30
                                                                         13826.30                           10811.90
                                                                         14784.50                           11404.40
                                                                         13703.80                           10419.00
                                                                         13627.00                           10200.20
                                                                         15196.80                           11206.00
                                                                         17970.30                           13087.50
                                                                         19770.90                           14234.00
                                                                         21965.50                           15643.10
                                                                         21936.90                           15453.80
                                                                         22024.70                           15347.20
                                                                         21496.10                           14811.60
                                                                         20943.60                           14253.20
                                                                         22973.00                           15454.70
1984                                                                     23404.90                           15561.40
                                                                         25553.50                           16809.40
                                                                         27426.60                           17849.90
                                                                         26304.80                           16941.30
                                                                         30829.30                           19658.70
                                                                         35176.20                           22228.10
                                                                         37248.10                           23339.50
                                                                         34648.20                           21523.70
                                                                         36578.10                           22533.20
                                                                         44387.50                           27141.20
                                                                         46615.70                           28286.50
                                                                         49692.40                           29947.00
                                                                         38496.70                           22990.30
                                                                         40683.30                           24089.20
                                                                         43384.70                           25447.90
                                                                         43532.20                           25300.30
1988                                                                     44872.90                           25841.70
                                                                         48054.40                           27438.70
                                                                         52288.00                           29589.90
                                                                         57877.60                           32489.70
                                                                         59064.10                           32886.10
                                                                         57286.30                           31633.10
                                                                         60883.90                           33316.00
                                                                         52524.50                           28478.50
                                                                         57225.50                           30728.30
                                                                         65523.20                           34916.60
                                                                         65365.90                           34539.50
                                                                         68856.40                           36093.80
                                                                         74619.70                           38815.20
                                                                         72739.30                           37569.30
                                                                         74121.40                           37982.50
                                                                         76456.20                           38882.70
1992                                                                     80294.30                           40550.80
                                                                         83795.10                           42034.90
                                                                         84197.30                           41929.90
                                                                         86369.60                           42709.80
                                                                         88373.40                           43410.20
                                                                         85024.00                           41482.80
                                                                         85381.10                           41345.90
                                                                         89547.70                           43061.70
                                                                         89529.80                           42743.10
                                                                         98241.10                           46602.80
                                                                        107603.00                           50703.80
                                                                        116147.00                           54395.10
                                                                        123139.00                           57327.00
                                                                        129752.00                           60078.70
                                                                        135565.00                           62415.70
                                                                        139754.00                           63969.90
1996                                                                    151395.00                           68940.30
                                                                        155468.00                           70463.90
                                                                        182581.00                           82379.40
                                                                        196257.00                           88162.40
                                                                        201889.00                           90313.60
                                                                        230032.00                          102533.00
                                                                        237670.00                          105517.00
                                                                        214093.00                           94648.50
                                                                        259652.00                          114402.00
                                                                        272582.00                          119721.00
                                                                        291772.00                          127755.00
                                                                        273595.00                          119374.00
                                                                        314278.00                          136731.00
                                                                        321475.00                          139465.00
                                                                        312924.00                          135379.00
                                                                        309889.00                          133700.00
                                                                        285655.00                          122884.00
                                                                        251805.00                          108003.00
                                                                        266536.00                          113965.00
                                                                        227435.00                           96881.20
2001                                                                    251725.00                          106850.00

---------------


Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.



                  WORLD STOCK MARKET CAPITALIZATION BY REGION


                           WORLD TOTAL: 15.9 TRILLION

[PIE GRAPH]

U.S.                                                                             45.40
Europe                                                                           33.20
Pacific Basin                                                                    18.40
Canada                                                                            3.00

---------------

Source: Morgan Stanley Capital International December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-2001)


1926                                                                             3.5439
                                                                                 3.1650
                                                                                 3.3994
                                                                                 3.4048
                                                                                 3.3041
                                                                                 4.0725
                                                                                 3.1515
                                                                                 3.3560
                                                                                 2.9259
                                                                                 2.7634
1936                                                                             2.5541
                                                                                 2.7336
                                                                                 2.5237
                                                                                 2.2589
                                                                                 1.9434
                                                                                 2.0360
                                                                                 2.4572
                                                                                 2.4788
                                                                                 2.4601
                                                                                 1.9926
1946                                                                             2.1235
                                                                                 2.4319
                                                                                 2.3692
                                                                                 2.0910
                                                                                 2.2412
                                                                                 2.6875
                                                                                 2.7876
                                                                                 2.7356
                                                                                 2.7190
                                                                                 2.9471
1956                                                                             3.4545
                                                                                 3.2330
                                                                                 3.8170
                                                                                 4.4710
                                                                                 3.8031
                                                                                 4.1520
                                                                                 3.9541
                                                                                 4.1694
                                                                                 4.2266
                                                                                 4.5002
1966                                                                             4.5549
                                                                                 5.5599
                                                                                 5.9776
                                                                                 6.8670
                                                                                 6.4761
                                                                                 5.9662
                                                                                 5.9937
                                                                                 7.2562
                                                                                 7.6026
                                                                                 8.0467
1976                                                                             7.2087
                                                                                 8.0293
                                                                                 8.9772
                                                                                10.1151
                                                                                11.9872
                                                                                13.3390
                                                                                10.9510
                                                                                11.9663
                                                                                11.7010
                                                                                 9.5579
1986                                                                             7.8891
                                                                                 9.2043
                                                                                 9.1850
                                                                                 8.1634
                                                                                 8.4436
                                                                                 7.3013
                                                                                 7.2573
                                                                                 6.5444
                                                                                 7.9924
                                                                                 6.0280
1996                                                                             6.7253
                                                                                 6.0228
                                                                                 5.4235
                                                                                 6.8208
                                                                                 5.5805
2001                                                                             5.7509

---------------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential or Strategic Partners mutual fund.

                 APPENDIX II -- GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION


     Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                  APPENDIX III

                              GLOSSARY OF INDEXES

U.S. LARGE CAP STOCKS (S&P 500) -- The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index.


U.S. SMALL CAP STOCKS (RUSSELL 2000) -- The Russell 2000 Index is a stock market index comprised of the 2000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent 10% of the total market capitalization of the Russell 3000 Index that, in turn, represents approximately 98% of the publicly traded U.S. equity market.


INTERNATIONAL STOCKS (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST (EAFE) INDEX) -- The MSCI EAFE Index is an arithmetical average weighted by market value of the performance of over 1000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East. The EAFE Index is an unmanaged index.

U.S. BONDS (LEHMAN BROTHERS AGGREGATE BOND INDEX) -- The index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

INTERNATIONAL BONDS (WB INDEX) -- The Salomon Smith Barney Non-U.S. World Government WB Index (WB Index) measures the total return performance of high quality securities in major sectors of the international bond market. The Index covers approximately 600 bonds from 17 currencies. Only high quality, straight issues are included. The WB Index is calculated on both a weighted and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least one year of remaining life. The WB Index is an unmanaged index.

U.S. TREASURY BILLS (SALOMON BROTHERS 90 DAY INDEX) -- This index is constructed by purchasing equal dollar amounts of three-month Treasury bills at the beginning of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

SALOMON SMITH BARNEY MORTGAGE-BASED SECURITIES INDEX (MBS INDEX) -- The MBS Index is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-through, and FNMA and FHLMC balloon mortgages. The MBS Index is an unmanaged index.

INFLATION (CPI) -- The Consumer Price Index for all urban consumers, not seasonally adjusted, is used to measure the rate of change of consumer prices. This measures inflation and is constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington D.C.

LARGE CAP GROWTH INDEX (RUSSELL 1000 GROWTH) -- Contains those Russell 1000 securities with a "growth" orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates than those in the Value universe.

LARGE CAP VALUE INDEX (RUSSELL 1000 VALUE) -- Contains those Russell 1000 securities with a "value" orientation. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates than those in the Growth universe.

SMALL CAP GROWTH INDEX (PSI SMALL CAP GROWTH INDEX) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with growth characteristics. Growth stocks have historical sales growth rates that are greater than 10%, rank in the top half of the Institutional Brokers Estimate System (I/B/E/S) universe based on forecasted growth rate, and have low payouts and debt/capital ratios.
                                      III-1

SMALL CAP VALUE INDEX (PSI SMALL CAP VALUE) -- This index is created by screening the twentieth through forty-fifth percentiles of market value in the Compustat universe for companies with value characteristics. Value stocks rank in the bottom 50% of the universe based on a normalized P/E ratio. Companies must have sustainable dividend rates.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- The Lehman Brothers Government/ Corporate Bond Index (LGCI) is a weighted index comprised of publicly traded intermediate and long-term government and corporate debt with an average maturity of 10 years. The LGCI is an unmanaged index.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX -- The Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Int. Gov't Corp. Index) is a weighted index comprised of securities issued or backed by the U.S. government and its agencies and securities publicly issued by corporations with one to ten years remaining to maturity, rated investment grade and having $50 million or more outstanding. The Lehman Int. Gov't Corp. Index is an unmanaged index.


LIPPER INTERNATIONAL EQUITY FUND AVERAGE -- Contains international equity funds that report to Lipper Analytical Services. The funds are given equal weight in constructing performance that prevents any one fund from having a greater impact on the overall calculation. Each fund contained in the average has stated that their objective matches that of the group. Single country funds are not included in this group.


LIPPER CORPORATE BOND FUND AVERAGE -- Contains corporate bond funds that report to Lipper Analytical Services. The funds have an average credit quality rating of least an "A". The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER INTERMEDIATE TERM BOND FUND AVERAGE -- Contains intermediate-term bond funds that report to Lipper Analytical Services. The funds invest mainly in investment grade debt instruments and have an average credit rating of "A". The average maturity is between 5 to 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER MORTGAGE FUND AVERAGE -- Contains mortgage funds that report to Lipper Analytical Services. The funds contain primarily U.S. mortgage obligations. The average maturity is greater than 10 years. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER GOVERNMENT MONEY MARKET AVERAGE -- Contains Government money market funds that report to Lipper Analytical Services. The funds invest in short-term U.S. Government obligations. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

LIPPER WORLD INCOME FUND AVERAGE -- Contains world income funds that report to Lipper Analytical Services. The funds are able to invest in debt instruments in any country. The funds are equally weighted to assure that no one fund has more of an impact on the performance calculation than any other fund.

MORNINGSTAR LARGE CAP GROWTH AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR LARGE CAP VALUE AVERAGE -- Funds that have a median market capitalization exceeding $5 billion qualify for large cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

                                      III-2

MORNINGSTAR SMALL CAP GROWTH AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes growth funds as having a price/earnings ratio combined with price/book ratio greater than the S&P 500.

MORNINGSTAR SMALL CAP VALUE AVERAGE -- Funds that have a median market capitalization less than $1 billion qualify for small cap designation. Morningstar then categorizes value funds as having a price/earnings ratio combined with price/book ratio less than the S&P 500.

                                      III-3

                                     PART C

                               OTHER INFORMATION

ITEM 23.  EXHIBITS.


(a) (1)         Certificate of Trust.(1)
    (2)         Amendment to Certificate of Trust.(2)
    (3)         Amended and Restated Declaration of Trust dated May 23,
                2000.*
(b)             Amended and Restated By-Laws.(2)
(c)             In response to this item, Registrant incorporates by
                reference the following provisions of its Agreement and
                Declaration of Trust and By-Laws, filed herewith as Exhibit
                (a)(3) and Exhibit (b), respectively, defining the rights of
                Registrant's shareholders: Articles III and V of the
                Agreement and Declaration of Trust and Article III of the
                By-Laws.
(d) (1) (i)     Management Agreement between Registrant and Prudential
                Investments LLC (formerly known as Prudential Mutual Fund
                Management, Inc. and Prudential Investments Fund Management
                LLC) (PI).(1)
        (ii)    Amendment to Management Agreement dated April 1, 1994.*
    (2) (i)     Subadvisory Agreement between PI and J.P. Morgan Investment
                Management Inc. (J.P. Morgan).(3)
        (ii)    Subadvisory Agreement between PI and Sawgrass Asset
                Management, L.L.C. (Sawgrass).(4)
        (iii)   Subadvisory Agreement between PI and Lazard Asset Management
                (Lazard) for the International Equity Portfolio.(1)
        (iv)    Subadvisory Agreement between PI and Wellington Management
                Company (Wellington).(1)
        (v)     Subadvisory Agreement between PI and Fischer Francis Trees &
                Watts, Inc. (FFTW).(3)
        (vi)    Subadvisory Agreement between PI and Columbus Circle
                Investors (CCI).*
        (vii)   Subadvisory Agreement between PI and Pacific Investment
                Management Company (PIMCO).(1)
        (viii)  Subadvisory Agreement between PI and Hotchkis and Wiley
                Capital Manage-
                ment, LLC (Hotchkis and Wiley).*
        (ix)    Subadvisory Agreement between PI and J.P. Morgan Fleming
                Asset Management (USA) Inc. (J.P. Morgan Fleming).(3)
        (x)     Subadvisory Agreement between PI and EARNEST Partners, LLC
                (EARNEST Partners) for the Small Capitalization Value
                Portfolio.*
        (xi)    Form of Subadvisory Agreement between PI and National City
                Investment Management Company (National City).*
        (xii)   Subadvisory Agreement between PI and Oak Associates, Ltd.
                (Oak).(5)
(e)(1)          Distribution Agreement between Registrant and Prudential
                Investment Management Services LLC (PIMS).(6)
    (2)         Form of Selected Dealer Agreement.(6)
(f)             Not applicable.
(g) (1)         Custodian Contract between Registrant and State Street Bank and Trust Company.(1)
    (2)         Amendment to Custodian Contract dated February 22, 1999.(7)
    (3)         Amendment to Custodian Contract dated July 17, 2001.(8)
(h)(1)          Transfer Agency and Service Agreement between Registrant and
                Prudential Mutual Fund Services, Inc.(1)
    (2)         Amendment to Transfer Agency and Service Agreement.(2)
(i)             Opinion of Morris, Nichols, Arsht & Tunnell.*
(j)             Consent of independent accountants.*
(k)             Not applicable.

(l)             Not applicable.
(m)             Not applicable.
(n)             Not applicable.
(p)(1)          Code of Ethics of Registrant dated September 19, 2001.(9)
    (2)         Code of Ethics of PI and PIMS dated September 19, 2001.(10)
    (3)         Code of Ethics of J.P. Morgan and J.P. Morgan Fleming dated
                October 6, 2001.*
    (4)         Code of Ethics of Sawgrass.(2)
    (5)         Code of Ethics of Lazard dated September 18, 2001.*
    (6)         Code of Ethics of Wellington.(2)
    (7)         Code of Ethics of FFTW.(3)
    (8)         Code of Ethics of CCI.(2)
    (9)         Code of Ethics of PIMCO dated December 31, 2001.*
    (10)        Code of Ethics of Hotchkis and Wiley dated August 21, 2001.*
    (11)        Code of Ethics of EARNEST Partners dated October 1, 2001.*
    (12)        Code of Ethics of Oak.(2)
    (13)        Code of Ethics of National City dated November 30, 2001.*
                                                        Powers of attorney.*


---------------
*  Filed herewith.


 1. Incorporated by reference to post-effective amendment no. 7 to Registrant's registration statement on Form N-1A filed via EDGAR on March 11, 1997 (File No. 33-50476).



 2. Incorporated by reference to post-effective amendment no. 12 to Registrant's registration statement on Form N-1A filed via EDGAR on May 1, 2000 (File No. 33-50476).



 3.Incorporated by reference to post-effective amendment no. 13 to Registrant's registration statement on Form N-1A filed via EDGAR on April 27, 2001 (File No. 33-50476).



 4. Incorporated by reference to post-effective amendment no. 11 to Registrant's registration statement on Form N-1A filed via EDGAR on March 2, 2000 (File No. 33-50476).



 5. Incorporated by reference to post-effective amendment no. 6 to Registrant's registration statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 33-50476).



 6. Incorporated by reference to post-effective amendment no. 9 to Registrant's registration statement on Form N-1A filed via EDGAR on March 2, 1999 (File No. 33-50476).



 7. Incorporated by reference to post-effective amendment no. 10 to Registrant's registration statement on Form N-1A filed via EDGAR on May 1, 1999 (File No. 33-50476).



 8.Incorporated by reference to Exhibit (g)(3) to post-effective amendment no.
   23 to the registration statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed on July 31, 2001 (File No. 33-15166).



 9.Incorporated by reference to Exhibit (p)(1) to post-effective amendment no. 7 to the registration statement on Form N-1A of Strategic Partners Opportunity Funds filed on February 20, 2002 (File No. 333-95849).



10.Incorporated by reference to Exhibit (p)(2) to post-effective amendment no. 7 to the registration statement on Form N-1A of Strategic Partners Style Specific Funds filed on October 1, 2001 (File No. 333-82621).


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not Applicable.

ITEM 25.  INDEMNIFICATION.


     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of Registrant's By-Laws (Exhibit (b) to this registration statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Business Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit (e)(1) to this registration statement), the distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.



     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the SEC) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.



     Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.



     Section 9 of the Management Agreement (Exhibit (d)(1)(i) to this registration statement) and Section 4 of the Subadvisory Agreements (Exhibits
(d)(2)(i) through (xii) to this registration statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.



     Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     (a) PI



     See "How the Trust is Managed -- Manager" in the prospectus constituting Part A of this registration statement (the Prospectus) and "Investment Advisory and Other Services" in the statement of additional information constituting Part B of this registration statement (the SAI).



     The business and other connections of the officers of PI are listed in the Form ADV of PI on file with the SEC, as most recently amended (File No. 801-31104).



     The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

      NAME AND ADDRESS             POSITION WITH PI                  PRINCIPAL OCCUPATIONS
      ----------------             ----------------                  ---------------------
David R. Odenath, Jr. .......  Officer in Charge,          Officer in Charge, President, Chief
                                 President, Chief            Executive Officer and Chief Operating
                                 Executive Officer and       Officer, PI; Senior Vice President,
                                 Chief Operating             Prudential Financial, Inc. (Prudential)
                                 Officer
Catherine Brauer.............  Executive Vice President    Executive Vice President, PI
John L. Carter...............  Executive Vice President    Executive Vice President, PI
Robert F. Gunia..............  Executive Vice President    Executive Vice President and Chief
                                 and Chief                   Administrative Officer, PI; Vice
                                 Administrative Officer      President, Prudential; President, PIMS
William V. Healey............  Executive Vice              Executive Vice President, Chief Legal
                                 President, Chief Legal      Officer and Secretary, PI; Vice
                                 Officer and Secretary       President and Associate General Counsel,
                                                             Prudential; Senior Vice President, Chief
                                                             Legal Officer and Secretary, PIMS
Marc S. Levine...............  Executive Vice President    Executive Vice President, PI
Judy A. Rice.................  Executive Vice President    Executive Vice President, PI
Ajay Sawhney.................  Executive Vice President    Executive Vice President, PI
Lynn M. Waldvogel............  Executive Vice President    Executive Vice President, PI



     (b) CCI





     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services -- Manager and Advisers" in the SAI.



     Information as to CCI's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-31227), as most recently amended, the relevant text of which is incorporated herein by reference.



     (c) EARNEST Partners



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.



     Information as to EARNEST Partners' directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-56189), as most recently amended, the relevant text of which is incorporated herein by reference.



     (d) FFTW



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.



     Information as to FFTW's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-10577), as most recently amended, the relevant text of which is incorporated herein by reference.



     (e) Hotchkis and Wiley



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services -- Manager and Advisers" in the SAI.

     Information as to Hotchkis and Wiley is included in its Form ADV filed with the SEC (File No. 801-60512), as most recently amended, the relevant text of which is incorporated herein by reference.



     (f) Lazard



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.



     Information as to the officers and directors of Lazard is included in its Form ADV filed with the SEC (File No. 801-6568), as most recently amended, the relevant text of which is incorporated herein by reference.



     (g) J.P. Morgan



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services -- Manager and Advisers" in the SAI.



     Information as to J.P. Morgan's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-21011), as most recently amended, the relevant text of which is incorporated herein by reference.



     (h) J.P. Morgan Fleming



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services -- Manager and Advisers" in the SAI.



     Information as to J.P. Morgan Fleming's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-26297), as most recently amended, the relevant text of which is incorporated herein by reference.



     (i) National City



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.



     Information as to National City's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-446), as most recently amended, the relevant text of which is incorporated herein by reference.



     (j) Oak



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.



     Information as to Oak's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-23632), as most recently amended, the relevant text of which is incorporated herein by reference.



     (k) PIMCO



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.



     Information as to PIMCO's partners is included in its Form ADV filed with the SEC (File No. 801-7260), as most recently amended, the relevant text of which is incorporated herein by reference.

     (l) Sawgrass





     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services -- Manager and Advisers" in the SAI.



     Information as to Sawgrass' directors and officers is included in its Form ADV filed with the SEC (File No. 801-55243), as most recently amended, the relevant text of which is incorporated by reference.



     (m) Wellington



     See "How the Trust is Managed -- Advisers and Portfolio Managers" in the Prospectus and "Manager and Advisers" in the SAI.



     Information as to WMC's general partners is included in its Form ADV filed with the SEC (File No. 801-15908), as most recently amended, the relevant text of which is incorporated herein by reference.



ITEM 27.  PRINCIPAL UNDERWRITERS.



     (a) PIMS





     PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small Company Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Sector Funds, Inc., Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds and The Target Portfolio Trust.



     PIMS is also distributor of the following unit investment trusts: Separate Accounts; Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract Account 61-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the directors and officers of PIMS is set forth below.


                                                 POSITIONS AND OFFICES               POSITIONS AND
                 NAME(1)                            WITH UNDERWRITER            OFFICES WITH REGISTRANT
                 -------                         ---------------------          -----------------------
Stuart A. Abrams..........................  Senior Vice President and
  213 Washington Street                     Compliance Officer                         None
  Newark, NJ 07102
Margaret Deverell.........................  Vice President and Chief                   None
  213 Washington Street                     Financial Officer
  Newark, NJ 07102
Robert F. Gunia...........................  President                           Vice President and
                                                                                       Trustee
William V. Healey.........................  Senior Vice President, Secretary    Assistant Secretary
                                              and Chief Legal Officer
Bernard B. Winograd.......................  Executive Vice President                   None


---------------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise indicated.


     (c) Registrant has no principal underwriter who is not an affiliated person of Registrant.



     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830. CCI, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902; EARNEST Partners, 75 14th Street, Suite 2300, Atlanta, GA 30309; FFTW, 200 Park Avenue, New York, NY 10166; Hotchkis and Wiley, 725 South Figueroa Street, Suite 3900, Los Angeles, CA 90017-5439; Lazard, 30 Rockefeller Plaza, New York, NY 10112; J.P. Morgan and J.P. Morgan Fleming, 522 Fifth Avenue, New York, NY 10036; National City, 1900 East Ninth Street, Locator 2220, Cleveland, OH 44101-0756; Oak, 3875 Embassy Parkway, Suite 250, Akron, OH 44333; PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660; Sawgrass, 1579 The Greens Way, Suite 20, Jacksonville, FL 32250; and Wellington, 75 State Street, Boston, MA 02109. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9),
(10) and (11), 31a-1(d), and 31a-1(f) under the 1940 Act will be kept at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and PMFS.


ITEM 29.  MANAGEMENT SERVICES.


     Other than as set forth under the caption "How the Trust is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the SAI, Registrant is not a party to any management-related service contract.


ITEM 30.  UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 30(th) day of April, 2002.


                                          THE TARGET PORTFOLIO TRUST

                                          /s/      DAVID R. ODENATH
                                          --------------------------------------
                                               David R. Odenath, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                     TITLE                      DATE
                     ---------                                     -----                      ----
                         *                           Trustee                             April 30, 2002
---------------------------------------------------
                 Eugene C. Dorsey

                         *                           Trustee                             April 30, 2002
---------------------------------------------------
                  Saul K. Fenster

                         *                           Trustee                             April 30, 2002
---------------------------------------------------
                  Robert F. Gunia

                         *                           Trustee                             April 30, 2002
---------------------------------------------------
                 Robert E. LaBlanc

                         *                           Trustee                             April 30, 2002
---------------------------------------------------
              Douglas H. McCorkindale

                         *                           Trustee                             April 30, 2002
---------------------------------------------------
                 W. Scott McDonald

                         *                           Trustee                             April 30, 2002
---------------------------------------------------
                 Thomas T. Mooney

                         *                           President and Trustee               April 30, 2002
---------------------------------------------------
                 David R. Odenath

                         *                           Trustee                             April 30, 2002
---------------------------------------------------
                 Stephen Stoneburn

                     SIGNATURE                                     TITLE                      DATE
                     ---------                                     -----                      ----

                         *                           Trustee                             April 30, 2002
---------------------------------------------------
                   Joseph Weber

                         *                           Trustee                             April 30, 2002
---------------------------------------------------
                 Clay T. Whitehead

                         *                           Treasurer and Principal             April 30, 2002
---------------------------------------------------  Financial and Accounting Officer
                  Grace C. Torres

             *By /s/ GEORGE P. ATTSANO
   ---------------------------------------------
                 George P. Attsano
                 Attorney-in-fact

                                 EXHIBIT INDEX


(a) (3)          Amended and Restated Declaration of Trust dated May 23,
                 2000.
(d) (1)  (ii)    Amendment to Management Agreement dated April 1, 1994.
    (2)  (vi)    Subadvisory Agreement between PI and CCI.
         (viii)  Subadvisory Agreement between PI and Hotchkis and Wiley.
         (x)     Subadvisory Agreement between PI and EARNEST Partners.
         (xi)    Form of Subadvisory Agreement between PI and National City.
(i)              Opinion of Morris, Nichols, Arsht & Tunnell.
(j)              Consent of independent accountants.
(p) (3)          Code of Ethics of J.P. Morgan and J.P. Morgan Fleming dated
                 October 6, 2001.
    (5)          Code of Ethics of Lazard dated September 18, 2001.
    (9)          Code of Ethics of PIMCO dated December 31, 2001.
    (10)         Code of Ethics of Hotchkis and Wiley dated August 21, 2001.
    (11)         Code of Ethics of EARNEST Partners dated October 1, 2001.
    (13)         Code of Ethics of National City dated November 30, 2001.
                 Powers of attorney.